MAY 1, 2005

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

FRANKLIN MUTUAL SERIES FUND INC.

MUTUAL BEACON FUND - CLASS A, B & C
MUTUAL FINANCIAL SERVICES FUND - CLASS A, B & C
MUTUAL QUALIFIED FUND - CLASS A, B & C
MUTUAL SHARES FUND - CLASS A, B, C & R
MUTUAL DISCOVERY FUND - CLASS A, B, C & R
MUTUAL EUROPEAN FUND - CLASS A, B & C

















[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]





CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Mutual Beacon Fund; Mutual Qualified Fund;
Mutual Shares Fund; Mutual Discovery Fund ................ 2

Mutual Financial Services Fund ........................... 21

Mutual European Fund ..................................... 32

More Information on Investment
Policies, Practices and Risks ............................ 42

Management ............................................... 46

Distributions and Taxes .................................. 55

Financial Highlights ..................................... 59

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

Choosing a Share Class ................................... 79

Buying Shares ............................................ 89

Investor Services ........................................ 92

Selling Shares ........................................... 96

Exchanging Shares ........................................ 99

Account Policies ......................................... 107

Questions ................................................ 117

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover



MUTUAL BEACON FUND
MUTUAL QUALIFIED FUND
MUTUAL SHARES FUND
MUTUAL DISCOVERY FUND

GOALS AND STRATEGIES

GOALS

The principal investment goal of Mutual Beacon, Mutual Qualified and Mutual Shares is capital appreciation, which may occasionally be short-term. Their secondary goal is income. Mutual Discovery's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Funds invest mainly in equity securities (including securities convertible into, or that the manager expects to be exchanged for, common or preferred stock) of companies of any nation that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, each Fund invests substantially in:

   o UNDERVALUED SECURITIES Securities trading at a discount to intrinsic value.

And, to a lesser extent, each Fund also invests in:

   o RISK ARBITRAGE SECURITIES Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.

   o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Funds invest primarily in equity securities of U.S. and foreign companies the manager believes are undervalued.
[End callout]

In pursuit of their value-oriented strategy, the Funds are not limited to pre-set maximums governing the size of the companies in which they may invest. However, the Funds invest substantially in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. Each Fund also may invest a significant portion of its assets in small-cap companies.

While the Funds generally purchase securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes a Fund may benefit.

The Mutual Beacon and Mutual Shares Funds expect to invest a significant portion (up to 35%) of their assets in foreign securities, Mutual Qualified also expects to invest a significant portion (up to, but less than, 50%) of its assets in foreign securities and Mutual Discovery also expects to invest substantially and may invest up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Mutual Discovery Fund presently does not intend to invest more than a small portion of its assets in securities of emerging market countries.

The Funds may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts (Hedging Instruments), when, in the manager's opinion, it would be advantageous to the Fund to do so.

The Funds' investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Funds generally make such investments to achieve capital appreciation, rather than to seek income.

The Funds may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Funds typically buy one security while at the same time selling short another security. The Funds generally buy the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Funds attempt to profit from a perceived relationship between the values of the two securities. The Funds generally engage in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

PORTFOLIO SELECTION

The manager employs a research driven, fundamental value strategy for each of the Funds. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

DIFFERENCES BETWEEN THE FUNDS

Although the manager follows a similar strategy in choosing investments for each of the Funds, there are certain differences. First, the Funds vary in size; second, each Fund, to a certain extent, has a different team of portfolio managers who have primary responsibility for selecting investments. Third, although the Funds may invest a portion of their assets in foreign securities, the proportion so invested will vary. Finally the Funds may allocate foreign investments to different geographic areas. As a result of these differences, the performance of the four Funds will vary.

MAIN RISKS

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically, as a class, have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

VALUE INVESTING

Value securities may not increase in price as anticipated by the manager, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the manager believes will increase a security's market value do not occur.

The Funds' bargain-driven focus may result in a Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

A merger or other restructuring or tender or exchange offer proposed at the time a Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

[Begin callout]
Because the securities the Funds hold fluctuate in price, the value of your investment in a Fund will go up and down. You could lose money.
[End callout]

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Funds and affect their share price, are discussed in more detail beginning on page 42.

SMALLER AND MID-SIZE COMPANIES

While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital appreciation, they also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

CREDIT

An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Funds, generally are considered to have more risk than higher-rated securities. They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations, such as the Funds, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Funds take on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in the Fund. The bar charts show changes in the Funds' returns from year to year over the past 10 calendar years. The tables show how the Funds' average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

MUTUAL BEACON FUND
CLASS A ANNUAL TOTAL RETURNS/1

                               [Insert bar graph]


25.40%  20.75%  22.55%  2.02%  16.40%   13.89%   5.78%   -11.41%  28.99%  14.13%
-------------------------------------------------------------------------------
95      96      97      98     99       00       01      02       03      04
                               YEAR


Best Quarter:                             Q2 '03      14.21%
Worst Quarter:                            Q3 '98     -17.67%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                    1 YEAR     5 YEARS     10 YEARS
----------------------------------------------------------------------
Mutual Beacon Fund - Class A/2
Return Before Taxes                   7.60%       8.17%     12.55%
Return After Taxes on Distributions   7.07%       6.41%      9.98%
Return After Taxes on
  Distributions and Sale of Fund      5.50%       6.10%      9.57%
  Shares
S&P 500(R) Index/3                   10.87%      -2.30%     12.07%
(index reflects no deduction for
fees, expenses, or taxes)


                                    1 YEAR     5 YEARS     10 YEARS
----------------------------------------------------------------------
Mutual Beacon Fund - Class B/2         9.32%       8.48%      12.66%
S&P 500(R) Index/3                    10.87%      -2.30%      12.07%


                                    1 YEAR     5 YEARS     10 YEARS
----------------------------------------------------------------------
Mutual Beacon Fund - Class C/2         12.39%      8.76%      12.50%
S&P 500(R) Index/3                     10.87%     -2.30%      12.07%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2005, the Fund's year-to-date return was -5.46% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MUTUAL QUALIFIED FUND
CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

26.13%   20.75%  24.44%   0.15%   13.27%  13.81%  7.85%  -13.00%  29.98%  16.27%
-------------------------------------------------------------------------------
95       96      97       98      99      00      01      02      03      04
                               YEAR


Best Quarter:                             Q2 '03      14.63%
Worst Quarter:                            Q3 '98     -17.73%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                       1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Qualified Fund - Class A/2
Return Before Taxes                      9.56%     8.75%    12.58%
Return After Taxes on Distributions      8.35%     6.99%     9.96%
Return After Taxes on Distributions
  and Sale of Fund Shares                7.34%     6.69%     9.61%
S&P 500(R) Index/3                      10.87%    -2.30%    12.07%
  (index reflects no deduction for
  fees, expenses, or taxes)


                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Qualified Fund - Class B/2        11.46%     9.06%     12.70%
S&P 500(R) Index/3                       10.87%    -2.30%     12.07%


                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Qualified Fund - Class C/2        14.52%     9.35%     12.51%
S&P 500(R) Index/3                       10.87%    -2.30%     12.07%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2005 the Fund's year-to-date return was -6.12% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



MUTUAL SHARES FUND
CLASS A ANNUAL TOTAL RETURNS/1

                               [Insert bar graph]

28.60%  20.31%  26.01%  0.01%   14.63%   13.42%   5.94%  -11.20%  26.18%  13.50%
-------------------------------------------------------------------------------
95      96      97      98      99       00       01      02      03      04
                                 YEAR


Best Quarter:                             Q4 '98      13.24%
Worst Quarter:                            Q3 '98     -17.03%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                     1 YEAR      5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Shares Fund - Class A/2
Return Before Taxes                     6.99%      7.57%    12.40%
Return After Taxes on Distributions     6.44%      5.87%     9.76%
Return After Taxes on Distributions
  and Sale of Fund Shares               5.19%      5.62%     9.39%
S&P 500(R) Index/3                     10.87%     -2.30%    12.07%
  (index reflects no deduction for
  fees, expenses, or taxes)


                                       1 YEAR     5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Shares Fund - Class B/2           8.70%      7.84%     12.52%
S&P 500(R) Index/3                      10.87%     -2.30%     12.07%


                                       1 YEAR     5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Shares Fund - Class C/2          11.77%      8.15%     12.34%
S&P 500(R) Index/3                      10.87%     -2.30%     12.07%


                                       1 YEAR     5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Shares Fund - Class R/4          12.32%      8.71%     12.81%
S&P 500(R) Index/3                      10.87%     -2.30%     12.07%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2005, the Fund's year-to-date return was -5.59% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares to certain eligible investors as described in the prospectus. This share class does not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class Z performance, excluding the effect of Class R's Rule 12b-1 fee and the 1% contingent deferred sales charge, as applicable; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

MUTUAL DISCOVERY FUND
CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

28.13%   24.42%   22.47%   -2.37%  26.38%  12.26%  0.86%  -9.39%  31.13%  18.98%
-------------------------------------------------------------------------------
95       96       97        98     99      00      01     02      03      04
                             YEAR


Best Quarter:                             Q2 '03      15.46%
Worst Quarter:                            Q3 '98     -19.55%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004


                                     1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------------
Mutual Discovery Fund - Class A/2
Return Before Taxes                  12.14%       8.58%      13.78%
Return After Taxes on                11.93%       6.67%      11.49%
Distributions
Return After Taxes on
  Distributions and Sale of Fund     8.45%        6.34%      10.87%
  Shares
S&P 500(R) Index/3                  10.87%       -2.30%      12.07%
MSCI World Index/4                  15.25%       -2.05%       8.53%
  (indexes reflect no deduction
  for fees, expenses, or taxes)



                                     1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------------
Mutual Discovery Fund - Class B/2     14.22%       8.87%      13.90%
S&P 500(R) Index/3                    10.87%      -2.30%      12.07%
MSCI World Index/4                    15.25%      -2.05%       8.53%



                                     1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------------
Mutual Discovery Fund - Class C/2     17.17%       9.16%      13.72%
S&P 500(R) Index/3                    10.87%      -2.30%      12.07%
MSCI World Index/4                    15.25%      -2.05%       8.53%



                                     1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------------
Mutual Discovery Fund - Class R5     17.84%       9.71%      14.25%
S&P 500(R) Index/3                   10.87%      -2.30%      12.07%
MSCI World Index/4                   15.25%      -2.05%       8.53%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2005, the Fund's year-to-date return was -4.81% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal (MSCI World Index). The unmanaged Morgan Stanley Capital International (MSCI) World Index tracks the performance of approximately 1,500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Effective January 1, 2002, the Fund began offering Class R shares to certain eligible investors as described in the prospectus. This share class does not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class Z performance, excluding the effect of Class R's Rule 12b-1 fee and the 1% contingent deferred sales charge, as applicable; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    MUTUAL    MUTUAL     MUTUAL   MUTUAL
CLASS A                             BEACON    QUALIFIED  SHARES   DISCOVERY
-----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price/1         5.75%     5.75%     5.75%     5.75%
  Load imposed on purchases/1          5.75%     5.75%     5.75%     5.75%
  Maximum deferred sales charge        None      None      None      None
(load)/2
Redemption fee on shares sold
within 7 calendar days following
their purchase date/3                  2.00%     2.00%     2.00%     2.00%

CLASS B
-----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price          4.00%     4.00%     4.00%     4.00%
  Load imposed on purchases           None      None      None      None
  Maximum deferred sales charge       4.00%     4.00%     4.00%     4.00%
(load)/4
Redemption fee on shares sold
within 7 calendar days following
their purchase date/3                 2.00%     2.00%     2.00%     2.00%

CLASS C
-----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price          1.00%     1.00%     1.00%     1.00%
  Load imposed on purchases           None      None      None      None
  Maximum deferred sales charge       1.00%     1.00%     1.00%     1.00%
(load)
Redemption fee on shares sold
within 7 calendar days following
their purchase date/3                 2.00%     2.00%     2.00%     2.00%

CLASS R
-----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price           N/A       N/A      1.00%     1.00%
  Load imposed on purchases            N/A       N/A      None      None
  Maximum deferred sales charge        N/A       N/A      1.00%     1.00%
(load)
Redemption fee on shares sold
within 7 calendar days following
their purchase date/3                  N/A       N/A      2.00%     2.00%

Please see "Choosing a Share Class" on page 79 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES           (EXPENSES DEDUCTED FROM FUND ASSETS)

                                     MUTUAL     MUTUAL    MUTUAL    MUTUAL
CLASS A                              BEACON     QUALIFIED SHARES5   DISCOVERY
-------------------------------------------------------------------------------
Management fees                        0.60%      0.60%     0.59%     0.80%
Distribution and service (12b-1)       0.35%      0.35%     0.35%     0.35%
fees
Other expenses (including
administration fees)                   0.23%      0.22%     0.22%     0.27%
                                     ------------------------------------------
Total annual Fund operating expenses   1.18%      1.17%     1.16%     1.42%
                                     ------------------------------------------


CLASS B
-------------------------------------------------------------------------------
Management fees                        0.60%      0.60%     0.59%     0.80%
Distribution and service (12b-1)       1.00%      1.00%     1.00%     1.00%
fees
Other expenses (including
administration fees)                   0.23%      0.22%     0.22%     0.27%
                                     ------------------------------------------
Total annual Fund operating expenses   1.83%      1.82%     1.81%     2.07%
                                     ------------------------------------------


CLASS C
-------------------------------------------------------------------------------
Management fees                        0.60%      0.60%     0.59%     0.80%
Distribution and service (12b-1)       1.00%      1.00%     1.00%     1.00%
fees
Other expenses (including
administration fees)                   0.23%      0.22%     0.22%     0.27%
                                     ------------------------------------------
Total annual Fund operating expenses   1.83%      1.82%     1.81%     2.07%
                                     ------------------------------------------


CLASS R
-------------------------------------------------------------------------------
Management fees                         N/A        N/A      0.59%     0.80%
Distribution and service (12b-1)        N/A        N/A      0.50%     0.50%
fees
Other expenses (including
administration fees)                    N/A        N/A      0.22%     0.27%
                                     ------------------------------------------
Total annual Fund operating expenses    N/A        N/A      1.31%     1.57%
                                     ------------------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 84) and purchases by certain retirement plans without an initial sales charge.
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
4. Declines to zero after six years.
5. The expense information has been restated to reflect management fees that went into effect as of July 1, 2004.

EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     MUTUAL     MUTUAL    MUTUAL    MUTUAL
                                     BEACON     QUALIFIED SHARES    DISCOVERY
-------------------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A
 1 Year/1                            $688       $687      $686      $711
 3 Years                             $928       $925      $922      $998
 5 Years                             $1,187     $1,182    $1,177    $1,307
 10 Years                            $1,924     $1,914    $1,903    $2,179
CLASS B
 1 Year                              $586       $585      $584      $610
 3 Years                             $876       $873      $869      $949
 5 Years                             $1,190     $1,185    $1,180    $1,314
 10 Years/2                          $1,978     $1,967    $1,956    $2,234
CLASS C
 1 Year                              $286       $285      $284      $310
 3 Years                             $576       $573      $569      $649
 5 Years                             $990       $985      $980      $1,114
 10 Years                            $2,148     $2,137    $2,127    $2,400
CLASS R
 1 Year                              N/A        N/A       $233      $260
 3 Years                             N/A        N/A       $415      $496
 5 Years                             N/A        N/A       $718      $855
 10 Years                            N/A        N/A       $1,579    $1,867

If you do not sell your shares:
CLASS B
 1 Year                              $186       $185      $184      $210
 3 Years                             $576       $573      $569      $649
 5 Years                             $990       $985      $980      $1,114
 10 Years/2                          $1,978     $1,967    $1,956    $2,234
CLASS C
 1 Year                              $186       $185      $184      $210
 3 Years                             $576       $573      $569      $649
 5 Years                             $990       $985      $980      $1,114
 10 Years                            $2,148     $2,137    $2,127    $2,400
CLASS R
 1 Year                              N/A        N/A       $133      $160
 3 Years                             N/A        N/A       $415      $496
 5 Years                             N/A        N/A       $718      $855
 10 Years                            N/A        N/A       $1,579    $1,867


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MUTUAL FINANCIAL SERVICES FUND

GOALS AND STRATEGIES

GOALS

The Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in financial services companies.

Following this value-oriented strategy, the Fund invests substantially in:

   o UNDERVALUED SECURITIES Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

   o RISK ARBITRAGE SECURITIES Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.

   o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Fund invests primarily in equity securities of financial services companies the manager believes are undervalued.
[End callout]

The Fund concentrates its investments in securities of companies in the financial services industry. Financial services companies are companies that, in the manager's view, derive at least 50% of their assets or revenues from the creation, purchase and sale of financial instruments or services. These companies include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies (some of which may be structured as real estate investment trusts), sub-prime lending institutions, investment advisors, investment companies and insurance companies.

Because many companies in the financial services industry that meet the manager's investment criteria are smaller capitalization companies, the Fund may invest most of its assets in the securities of companies with market capitalization values (share price times the number of common stock shares outstanding) of $1.5 billion or less.

While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.

The Fund's investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interest in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Fund may invest a significant portion (up to, but less than, 50%) of its assets in foreign securities. The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts (Hedging Instruments), when, in the manager's opinion, it would be advantageous to the Fund to do so.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

PORTFOLIO SELECTION

The manager employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size or earnings.

MAIN RISKS

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically, as a class, have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

FINANCIAL SERVICES COMPANIES

The Fund concentrates its investments in the financial services industry. As a result, general market and economic conditions as well as other risks specific to the financial services industry will impact the Fund's investments and its performance. For example, increases in interest rates can have a negative effect on the profitability of financial services companies.

Financial services companies are subject to extensive government regulation, which tends to limit not only the amount and types of loans and other financial commitments a financial services company can make, but the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company.

Insurance companies may be subject to heavy price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters, including terrorism; and life and health insurer profits may be affected by mortality risks and morbidity rates.

The financial services industry is undergoing rapid change as existing distinctions between banking, insurance and brokerage businesses become blurred. In addition, the financial services industry continues to experience consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Fund, but it is not possible to predict whether the effect will be beneficial or adverse. That depends not only upon how these changes affect the industry, but also how the particular securities in the Fund's portfolio are affected.

Because the Funds' manager is a subsidiary of a financial holding company (FHC), federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

VALUE INVESTING

Value securities may not increase in price as anticipated by the manager, and may even decline further in value if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the manager believes will increase a security's market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

SMALLER AND MID-SIZE COMPANIES

While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital appreciation, they also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default, or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Fund and affect its share price, are discussed in more detail beginning on page 42.

CREDIT

An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally are considered to have more risk than higher-rated securities. They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past seven calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

6.81%    4.35%   31.90%   11.85%   -0.57%   29.79%   15.17%
-------------------------------------------------------------
98      99       00       01       02       03       04
                              YEAR


Best Quarter:                             Q3 '00      22.09%
Worst Quarter:                            Q3 '98     -17.80%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                                                 SINCE
                                        1 YEAR      5 YEARS      INCEPTION
                                                                 (8/19/97)
------------------------------------------------------------------------------
Mutual Financial Services Fund -
Class A/2
Return Before Taxes                      8.53%       15.62%        15.30%
Return After Taxes on Distributions      6.09%       13.77%        13.71%
Return After Taxes on Distributions
  and Sale of Fund Shares                 7.41%      12.80%        12.76%
S&P 500(R) Index/3                       10.87%      -2.30%         5.38%
S&P 500(R) Financials Index/4            10.89%       7.26%         8.69%
  (indices reflect no deduction for
  fees, expenses, or taxes)

                                                                 SINCE
                                        1 YEAR      5 YEARS      INCEPTION
                                                                 (8/19/97)
------------------------------------------------------------------------------
Mutual Financial Services Fund -        10.51%       16.03%        15.53%
Class B/2
S&P 500(R) Index/3                      10.87%       -2.30%         5.38%
S&P 500(R) Financials Index/4           10.89%        7.26%         8.69%


                                                                 SINCE
                                        1 YEAR      5 YEARS      INCEPTION
                                                                 (8/19/97)
------------------------------------------------------------------------------
Mutual Financial Services Fund -        13.46%       16.25%        15.49%
Class C/2
S&P 500(R) Index/3                      10.87%       -2.30%         5.38%
S&P 500(R) Financials Index/4           10.89%        7.26%         8.69%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2005, the Fund's year-to-date return was -7.18% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. Class B shares were first offered on January 1, 1999. Performance for that share class reflects a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal (S&P 500(R) Financials Index). The S&P 500(R) Financials Index is market value-weighted and includes all the financial stocks in the S&P 500(R) Index. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%/1      4.00%
  Load imposed on purchases          5.75%/1      None
  Maximum deferred sales charge      None/2       4.00%/3
(load)
Redemption fee on shares sold
within 7 calendar days following     2.00%        2.00%    2.00%
their purchase date/4

Please see "Choosing a Share Class" on page 79 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Management fees                      0.80%        0.80%    0.80%
Distribution and service (12b-1)     0.34%        1.00%    1.00%
fees
Other expenses (including
administration fees)                 0.30%        0.30%    0.30%
                                     -------------------------------
Total annual Fund operating expenses 1.44%        2.10%    2.10%
                                     -------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 84) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                        $713/1     $1,004   $1,317   $2,200
CLASS B                        $613        $958    $1,329   $2,263/2
CLASS C                        $313        $658    $1,129   $2,431
If you do not sell your shares:
CLASS B                        $213        $658    $1,129   $2,263/2
CLASS C                        $213        $658    $1,129   $2,431

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MUTUAL EUROPEAN FUND

GOALS AND STRATEGIES

GOALS

The Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in securities of European companies.

Following this value-oriented strategy, the Fund invests substantially in:

   o UNDERVALUED SECURITIES Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

   o RISK ARBITRAGE SECURITIES Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.

   o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Fund invests primarily in equity securities of European companies that the manager believes are undervalued.
[End callout]

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums governing the size of the companies in which it may invest. However, the Fund invests substantially in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. The Fund also may invest a substantial portion of its assets in small-cap companies.

The Fund defines European companies as issuers (i) organized under the laws of, or (ii) whose principal business operations are located in, or (iii) who earn at least 50% of their revenue from, European countries. For purposes of the Fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe, and those regions of Russia and the former Soviet Union that are considered part of Europe. The Fund currently intends to invest primarily in securities of issuers in Western Europe and Scandinavia.

The Fund normally invests in securities from at least five different countries, although, from time to time, it may invest all of its assets in a single country. The Fund also may invest up to 20% of its total assets in securities of U.S. issuers, as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world. The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts (Hedging Instruments), when, in the manager's opinion, it would be advantageous to the Fund to do so.

While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.

The Fund's investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interest in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

PORTFOLIO SELECTION

The manager employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

MAIN RISKS

STOCKS

Individual stock prices tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices can cause its stock price to decline, or a negative industry-wide event or broad-based market drop can cause the stock prices of many companies to decline.

VALUE INVESTING

Value securities may not increase in price as anticipated by the manager, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if events or the factors that the manager believes will increase a security's market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Fund and affect its share price, are discussed in more detail on page 42.

REGION. Investment in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

SMALLER AND MID-SIZE COMPANIES

While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital appreciation, they also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

CREDIT

An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally are considered to have more risk than higher-rated securities. They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past eight calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

22.70%    4.07%   46.05%   14.07%   -5.05%   -8.05%  32.34%   21.23%
----------------------------------------------------------------------
97        98      99       00        01       02     03       04
                               YEAR


Best Quarter:                             Q4 '99      27.28%
Worst Quarter:                            Q3 '98     -20.38%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004
                                                                SINCE
                                                            INCEPTION
                                      1 YEAR     5 YEARS    (7/3/96)
----------------------------------------------------------------------
Mutual European Fund - Class A/2
Return Before Taxes                   14.27%      8.53%      14.72%
Return After Taxes on Distributions   13.94%      6.54%      12.43%
Return After Taxes on
  Distributions and Sale of Fund      10.09%      6.18%      11.65%
  Shares
MSCI All Country Europe Index/3       21.61%      0.45%       9.78%
  (index reflects no deduction for
  fees, expenses, or taxes)

                                                                SINCE
                                                            INCEPTION
                                      1 YEAR     5 YEARS    (7/3/96)
----------------------------------------------------------------------
Mutual European Fund - Class B/2       16.41%      8.82%      14.89%
MSCI All Country Europe Index/3        21.61%      0.45%       9.78%

                                                                SINCE
                                                            INCEPTION
                                      1 YEAR     5 YEARS    (7/3/96)
----------------------------------------------------------------------
Mutual European Fund - Class C/2       19.43%      9.14%      14.86%
MSCI All Country Europe Index/3        21.61%      0.45%      9.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2005, the Fund's year-to-date return was -4.78% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal (MSCI All Country Europe Index). The unmanaged Morgan Stanley Capital International (MSCI) All Country Europe Index measures the weighted average performance, in U.S. dollars, of about 60% of the market capitalization listed on 21 European stock exchanges (approximately 700 securities). It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A      CLASS B    CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%/1       4.00%
  Load imposed on purchases          5.75%/1       None
  Maximum deferred sales charge      None2         4.00%/3
(load)
Redemption fee on shares sold
within 7 calendar days following     2.00%        2.00%      2.00%
their purchase date/4

Please see "Choosing a Share Class" on page 79 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Management fees                      0.80%        0.80%    0.80%
Distribution and service (12b-1)     0.35%        1.00%    1.00%
fees
Other expenses (including
administration fees)                 0.27%        0.27%    0.27%
                                     -------------------------------
Total annual Fund operating expenses 1.42%        2.07%    2.07%
                                     -------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 84) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                        $711/1    $998     $1,307    $2,179
CLASS B                        $610      $949     $1,314    $2,234/2
CLASS C                        $310      $649     $1,114    $2,400
If you do not sell your shares:
CLASS B                        $210      $649     $1,114    $2,234/2
CLASS C                        $210      $649     $1,114    $2,400

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MORE INFORMATION ON INVESTMENT POLICIES, PRACTICES AND RISKS

EQUITY SECURITIES

Each Fund invests primarily in equity securities, including securities convertible, or expected to be exchanged, into equity securities. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks, and securities convertible into common stock, are examples of equity securities.

DEBT SECURITIES

Each Fund also invests in debt securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

FOREIGN SECURITIES

Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Funds to the extent that they invest in these securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in a Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. To the extent a Fund does not hedge, or does not successfully hedge, its currency exposure, currency exchange rate changes can have a disproportionate impact on the Fund's performance, even accounting for most of the gain or loss in a particular period.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries in which a Fund invests may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Funds to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to their foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Funds' investments.

TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Funds' assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Funds may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

DERIVATIVE SECURITIES

The Funds may attempt hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager's opinion, it would be advantageous to the Funds. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

Forward foreign currency exchange contracts are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Funds' investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, its success will depend on the manager's ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid.

LIQUIDITY

Each Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and a Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for a Fund to obtain market quotations based on actual trades for the purpose of valuing the Fund's portfolio.

TEMPORARY INVESTMENTS

The manager may keep a portion, which may be significant at times, of each Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of each Fund's assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, a Fund may be unable to pursue its investment goals.

More detailed information about the Funds, their policies and risks can be found in the Funds' Statement of Additional Information (SAI).

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

MANAGEMENT

Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Funds' investment manager. Together, Franklin Mutual and its affiliates manage over $412 billion in assets.

The Funds are managed by a team of dedicated professionals focused on a value-oriented strategy of investing primarily in undervalued securities and, to a lesser extent, Risk Arbitrage Securities and Distressed Companies. The portfolio managers have responsibility for the day-to-day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all the Funds. They are as follows:

ANNE E. GUDEFIN, CFA, PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Ms. Gudefin has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. Ms. Gudefin has been a portfolio manager for Mutual Qualified Fund since 2002. Previously, she was an analyst at Perry Capital.

TODD J. JONASZ, PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Jonasz has been a member of the management team of the Funds since 2002, when he joined Franklin Templeton Investments. He has been a portfolio manager for Mutual Financial Services Fund since 2002. Previously, he was a research analyst with Lazard Asset Management for the period 2000-2002. Also, he was Vice President in Donaldson, Lufkin & Jenrette's equity research department for the period 1995-1998.

CHARLES M. LAHR, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Lahr has been an assistant portfolio manager for Mutual Beacon Fund since 2004. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board for the period 2001-2003 and also worked for U.S. Bancorp and the Principal Financial Group.

F. DAVID SEGAL CFA, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Segal has been an assistant portfolio manager for Mutual Discovery Fund since 2004. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

PHILIPPE BRUGERE-TRELAT, VICE PRESIDENT OF FRANKLIN MUTUAL
Mr. Brugere-Trelat has been a member of the management team of the Funds since 2004, when he rejoined Franklin Templeton Investments (1984-1994). Mr. Brugere-Trelat is co-portfolio manager with primary responsibility for the investments of the Mutual European Fund. Previously, he was president and portfolio manager of Eurovest.

SHAWN M. TUMULTY, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Tumulty has been an assistant portfolio manager for Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

DEBORAH A. TURNER, CFA, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Ms. Turner has been an assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996.

DAVID J. WINTERS, CFA, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF FRANKLIN MUTUAL
Mr. Winters has been a member of the management team of the Funds since 1987. He joined Franklin Templeton Investments in 1996.

The following individuals are jointly responsible for the day-to-day management of the Funds:

MUTUAL BEACON FUND

DAVID J. WINTERS, CFA. Mr. Winters has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the Fund's investment policies and strategy. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

CHARLES M. LAHR. Mr. Lahr is the assistant portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MUTUAL DISCOVERY FUND

DAVID J. WINTERS, CFA. Mr. Winters has primary responsibility for the investments of the Fund. Mr. Winters has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the Fund's investment policies and strategy. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

F. DAVID SEGAL, CFA. Mr. Segal is the assistant portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MUTUAL EUROPEAN FUND

DAVID J. WINTERS, CFA. Mr. Winters has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the Fund's investment policies and strategy.

PHILIPPE BRUGERE-TRELAT. Mr. Brugere-Trelat is the assistant portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


MUTUAL FINANCIAL SERVICES FUND

TODD J. JONASZ. Mr. Jonasz has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the Fund's investment policies and strategy.

MUTUAL SHARES FUND

DAVID J. WINTERS, CFA. Mr. Winters has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the Fund's investment policies and strategy. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

DEBORAH A. TURNER, CFA. Ms. Turner is the assistant portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MUTUAL QUALIFIED FUND

ANNE E. GUDEFIN, CFA. Ms. Gudefin has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the Fund's investment policies and strategy. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

SHAWN M. TUMULTY. Mr. Tumulty is the assistant portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

Each Fund pays the manager a fee for managing the Fund's assets. The table below shows the management fees paid by each Fund to the manager for its services, as a percentage of average daily net assets, for the fiscal year ended December 31, 2004:


                                   MANAGEMENT
                                   FEES PAID
                                   (%)
----------------------------------------------
Mutual Beacon Fund               0.60
----------------------------------------------
Mutual Discovery Fund            0.80
----------------------------------------------
Mutual European Fund             0.80
----------------------------------------------
Mutual Financial Services Fund   0.80
----------------------------------------------
Mutual Qualified Fund            0.60
----------------------------------------------
Mutual Shares Fund/1             0.59
----------------------------------------------

1. The expense information has been restated to reflect manangement fees that went into effect as of July 1, 2004.

Management fees payable annually by each Fund to the manager for its services, as a percentage of average daily net assets, effective as of July 1, 2004:

BEACON AND QUALIFIED FUNDS

o 0.60 of the value of net assets up to and including $5 billion o 0.57 of the value of net assets over $5 billion up to and including $7 billion o 0.55 of the value of net assets over $7 billion up to and including $10 billion o 0.54 of the value of net assets over $10 billion

DISCOVERY FUND

o 0.80 of the value of net assets up to and including $4 billion
o 0.77 of the value of net assets over $4 billion up to and including $7 billion
o 0.75 of the value of net assets over $7 billion up to and including
  $10 billion
o 0.73 of the value of net assets over $10 billion

EUROPEAN AND FINANCIAL SERVICES FUNDS

o 0.80 of the value of net assets up to and including $1 billion
o 0.77 of the value of net assets over $1 billion up to and including $2 billion
o 0.75 of the value of net assets over $2 billion up to and including $5 billion
o 0.73 of the value of net assets over $5 billion

MUTUAL SHARES FUND

o 0.60 of the value of net assets up to and including $5 billion
o 0.57 of the value of net assets over $5 billion up to and including
  $10 billion
o 0.55 of the value of net assets over $10 billion up to and including
  $15 billion
o 0.53 of the value of net assets over $15 billion up to and including
  $20 billion
o 0.51 of the value of net assets over $20 billion

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

   o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and
   o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC and the Fund Board have not yet approved the distribution plan pertaining to the SEC's December Order. When approved, disbursements of settlement monies under the SEC's December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC's August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to make a distribution from its net investment income twice each calendar year. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital gain dividends. See the discussion below for "Non-U.S. investors." Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 20th at the Fund's current NAV of $10 per share, and the Fund makes a distribution on December 21st of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), a portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale. An exchange of your shares in one class in the Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund during calendar years 2005 through 2007.

In the months immediately following the enactment of this new law, questions were raised concerning the application of these rules to regulated investment companies and their shareholders. In November, 2004, the Investment Company Institute, on behalf of all of its members (including Franklin Templeton Investments) requested that the Department of the Treasury resolve technical issues concerning the ability of funds to designate and pay interest-related and short-term capital gain dividends to its non-U.S. investors (subject to exemption from withholding for these investors). As of March 1, 2005, that guidance was still not forthcoming. Until the Department of the Treasury or the Internal Revenue Service issues additional guidance and the Fund has had sufficient time to be able to make the necessary system changes to implement this guidance, these new exemptions for interest-related and short-term capital gain dividends paid by the Fund to non-U.S. investors may be subject to over withholding. In this case, non-U.S. investors' only recourse may be to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

Due to the lack of guidance concerning the allocation issues mentioned above, the Fund might experience similar difficulties in assisting the estates of nonresident decedents in determining the portion of their Fund shares subject to U.S. estate tax during the period of time in which this guidance is pending.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from a Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

As global value funds and subject to certain restrictions, any foreign taxes that the Mutual Discovery Fund or the Mutual European Fund pay on their investments may be passed through to you as a foreign tax credit.

FINANCIAL HIGHLIGHTS

These tables present the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in these tables represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

MUTUAL BEACON FUND - CLASS A                YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                               2004      2003     2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                          14.34     11.27   13.01   13.34  13.81
                             -------------------------------------------
  Net investment income/1          .25       .14     .19     .16    .17
  Net realized and
  unrealized gains (losses)       1.75      3.12  (1.66)     .60   1.61
                             -------------------------------------------
Total from investment             2.00      3.26  (1.47)     .76   1.78
operations
                             -------------------------------------------
  Dividends from net
  investment income              (.32)     (.19)   (.16)   (.15)  (.39)
  Distributions from net
  realized gains                 (.15)         -   (.11)   (.94) (1.86)
                             -------------------------------------------
Total distributions              (.47)     (.19)   (.27)  (1.09) (2.25)
                             -------------------------------------------
Redemption fees                     -/2        -       -       -      -
                             -------------------------------------------
Net asset value, end of year     15.87     14.34   11.27   13.01  13.34
                             -------------------------------------------

Total return (%)/3               14.13     28.99 (11.41)    5.78  13.89

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                  1,462,133  1,301,620  918,983  977,558  757,323
Ratios to average net
assets: (%)*
  Expenses/4                      1.18      1.21    1.15    1.14   1.16
  Expenses, excluding
  waiver and payments by          1.18      1.21    1.15    1.14   1.18
  affiliate/4
  Net investment income           1.64      1.13    1.53    1.12   1.20
Portfolio turnover rate (%)      29.17     49.61   52.27   55.25  62.11

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                        1.17      1.18    1.14    1.13   1.13
  Expenses, excluding
  waiver and payments by          1.17      1.18    1.14    1.13   1.15
  affiliate


MUTUAL BEACON FUND - CLASS B                   YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2004    2003    2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 14.06   11.07   12.80   13.18   13.69
                               -----------------------------------------

  Net investment income/1           .15     .05     .11     .06    -
  Net realized and unrealized
  gains (losses)                   1.71    3.06  (1.63)     .60    1.67

                               -----------------------------------------
Total from investment              1.86    3.11  (1.52)     .66    1.67
operations
                               -----------------------------------------

  Dividends from net
  investment income               (.23)   (.12)   (.10)   (.10)   (.32)
  Distributions from net
  realized gains                  (.15)       -   (.11)   (.94)  (1.86)
                               -----------------------------------------
Total distributions               (.38)   (.12)   (.21)  (1.04)  (2.18)

                               -----------------------------------------
Redemption fees                      -/2       -       -       -       -

                               -----------------------------------------
Net asset value, end of year      15.54   14.06   11.07   12.80   13.18
                               -----------------------------------------


Total return (%)/3                13.32   28.22   (11.96)  5.12   13.19

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     186,840   155,572  100,405   64,512   18,376
Ratios to average net
assets: (%)*
  Expenses/4                       1.83    1.86    1.80    1.79    1.81
  Expenses, excluding waiver
  and payments by affiliate/4      1.83    1.86    1.80    1.79    1.83
  Net investment income             .99     .48     .88     .44     .58
Portfolio turnover rate (%)       29.17   49.61   52.27   55.25   62.11

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         1.82    1.83    1.79    1.78    1.78
  Expenses, excluding waiver
  and payments by affiliate        1.82    1.83    1.79    1.78    1.80


MUTUAL BEACON FUND - CLASS C                   YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2004    2003    2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 14.26   11.22   12.94   13.28   13.75
                               -----------------------------------------
  Net investment income/1           .14     .06     .11     .07     .08
  Net realized and unrealized
  gains (losses)                   1.74    3.09   (1.64)    .60    1.61
                               -----------------------------------------
Total from investment              1.88    3.15   (1.53)    .67    1.69
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.23)   (.11)   (.08)   (.07)   (.30)
  Distributions from net
  realized gains                  (.14)       -   (.11)   (.94)  (1.86)
                               -----------------------------------------
Total distributions               (.37)   (.11)   (.19)  (1.01)  (2.16)

                               -----------------------------------------
Redemption fees                      -/2      -       -       -       -
                               -----------------------------------------
Net asset value, end of year      15.77   14.26   11.22   12.94   13.28
                               -----------------------------------------

Total return (%)/3                13.39   28.24  (11.99)   5.06   13.21

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     658,813  579,825  443,683  482,080  419,481
Ratios to average net
assets: (%)*
  Expenses/4                       1.83    1.86    1.79    1.78    1.80
  Expenses, excluding waiver
  and payments by affiliate/4      1.83    1.86    1.79    1.78    1.82
  Net investment income             .99     .48     .89     .48     .56
Portfolio turnover rate (%)       29.17   49.61   52.27   55.25   62.11

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         1.82    1.83    1.78    1.77    1.77
  Expenses, excluding waiver
  and payments by affiliate        1.82    1.83    1.78    1.77    1.79

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Total return does not include sales charges.
4. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


MUTUAL QUALIFIED FUND - CLASS A             YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                   2004    2003    2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                              17.81   13.91   16.44   16.56   16.87
                               -----------------------------------------
  Net investment income/1           .31     .15     .23     .17     .18
  Net realized and unrealized
  gains (losses)                   2.55    4.01   (2.33)   1.12    1.98
                               -----------------------------------------
Total from investment              2.86    4.16   (2.10)   1.29    2.16
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.33)   (.26)   (.21)   (.14)   (.49)
  Distributions from net
  realized gains                  (.93)       -   (.22)  (1.27)  (1.98)
                               -----------------------------------------
Total distributions              (1.26)   (.26)   (.43)  (1.41)  (2.47)
                               -----------------------------------------
Redemption fees                      -/2      -       -       -       -
                               -----------------------------------------
Net asset value, end of year     19.41   17.81   13.91   16.44   16.56
                               -----------------------------------------

Total return (%)/3               16.27   29.98  (13.00)   7.85   13.81

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     692,523 625,088 449,507 482,182 443,655
Ratios to average net assets:
(%)*
  Expenses/4                       1.17    1.20    1.15    1.15    1.15
  Expenses, excluding waiver
  and payments by affiliate/4      1.17    1.20    1.15    1.15    1.18
  Net investment income            1.66     .99    1.46     .94    1.08
Portfolio turnover rate (%)       37.61   49.70   51.24   52.64   54.73

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         1.16    1.17    1.14    1.14    1.13
  Expenses, excluding waiver
  and payments by affiliate        1.16    1.17    1.14    1.14    1.16

MUTUAL QUALIFIED FUND - CLASS B              YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2004    2003    2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 17.54   13.72   16.25   16.44   16.78
                               -----------------------------------------
  Net investment income/1           .19     .05     .13     .04     .08
  Net realized and unrealized
  gains (losses)                  2.50    3.94  (2.30)    1.13    1.96
                               -----------------------------------------
Total from investment              2.69    3.99  (2.17)    1.17    2.04
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.22)   (.17)   (.14)   (.09)   (.40)
  Distributions from net
  realized gains                  (.93)       -   (.22)  (1.27)  (1.98)

                               -----------------------------------------
Total distributions              (1.15)   (.17)   (.36)  (1.36)  (2.38)

                               -----------------------------------------
Redemption fees                      -/2      -       -       -       -

                               -----------------------------------------
Net asset value, end of year      19.08   17.54   13.72   16.25   16.44
                               -----------------------------------------


Total return (%)/3                15.46   29.22  (13.58)   7.17   13.12

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      67,714  53,760  36,023  20,581   6,278
Ratios to average net
assets: (%)*
  Expenses/4                       1.82    1.85    1.80    1.80    1.80
  Expenses, excluding waiver
  and payments by affiliate/4      1.82    1.85    1.80    1.80    1.82
  Net investment income            1.01     .34     .81     .24     .45
Portfolio turnover rate (%)       37.61   49.70   51.24   52.64   54.73

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         1.81    1.82    1.79    1.79    1.78
  Expenses, excluding waiver
  and payments by affiliate        1.81    1.82    1.79    1.79    1.80

MUTUAL QUALIFIED FUND - CLASS C                YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2004    2003    2002    2001    2000
PER SHARE DATA ($)
Net asset value,
beginning of year                 17.72   13.85   16.36   16.49   16.80
                               -----------------------------------------
  Net investment income/1           .19     .05     .13     .05     .07
  Net realized and unrealized
  gains (losses)                   2.52    3.98  (2.31)    1.12    1.97
                               -----------------------------------------
Total from investment              2.71    4.03  (2.18)    1.17    2.04
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.20)   (.16)   (.11)   (.03)   (.37)
  Distributions from net
  realized gains                  (.93)       -   (.22)  (1.27)  (1.98)
                               -----------------------------------------
Total distributions              (1.13)   (.16)   (.33)  (1.30)  (2.35)
                               -----------------------------------------
Redemption fees                      -/2      -       -       -       -
                               -----------------------------------------
Net asset value, end of year      19.30   17.72   13.85   16.36   16.49
                               -----------------------------------------

Total return (%)/3                15.52   29.16  (13.53)    7.16   13.11

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     311,071  285,668  225,699  251,798  220,838
Ratios to average net
assets: (%)*
  Expenses/4                       1.82    1.85    1.79    1.79    1.79
  Expenses, excluding waiver
  and payments by affiliate/4      1.82    1.85    1.79    1.79    1.82
  Net investment income            1.01     .34     .82     .30     .44
Portfolio turnover rate (%)       37.61   49.70   51.24   52.64   54.73

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         1.81    1.82    1.78    1.78    1.77
  Expenses, excluding waiver
  and payments by affiliate        1.81    1.82    1.78    1.78    1.80

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Total return does not include sales charges.
4. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

MUTUAL SHARES FUND - CLASS A                 YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2004    2003    2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 20.90   16.78   19.37   19.73   20.38
                               -----------------------------------------
  Net investment income/1           .27     .17     .26     .22     .27
  Net realized and unrealized
  gains (losses)                   2.51    4.21  (2.40)     .95    2.22
                               -----------------------------------------
Total from investment              2.78    4.38  (2.14)    1.17    2.49
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.32)   (.26)   (.19)   (.18)   (.63)
  Distributions from net
  realized gains                  (.42)       -   (.26)  (1.35)  (2.51)
                               -----------------------------------------
Total distributions               (.74)   (.26)   (.45)  (1.53)  (3.14)

                               -----------------------------------------
Redemption fees                      -/2      -       -       -       -
                               -----------------------------------------
Net asset value, end of year      22.94   20.90   16.78   19.37   19.73
                               -----------------------------------------

Total return (%)/3                13.50   26.18  (11.20)   5.94   13.42

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1 million)                   2,940   2,257   1,544   1,580   1,283
Ratios to average net
assets: (%)*
  Expenses/4                       1.16    1.19    1.14    1.13    1.14
  Expenses, excluding waiver
  and payments by affiliate/4      1.16    1.19    1.14    1.13    1.17
  Net investment income            1.27     .93    1.44    1.05    1.34
Portfolio turnover rate (%)       33.22   54.65   51.22   52.98   63.22

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         1.15    1.16    1.13    1.12    1.11
  Expenses, excluding waiver
and payments by affiliate          1.15    1.16    1.13    1.12    1.14

MUTUAL SHARES FUND - CLASS B                 YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2004    2003    2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                              20.54   16.53   19.12   19.56   20.26
                               -----------------------------------------

  Net investment income/1           .13     .04     .15     .08     .14
  Net realized and unrealized
  gains (losses)                   2.44    4.14  (2.36)     .95    2.20

                               -----------------------------------------
Total from investment              2.57    4.18  (2.21)    1.03    2.34
operations
                               -----------------------------------------

  Dividends from net
  investment income               (.19)   (.17)   (.12)   (.12)   (.53)
  Distributions from net
  realized gains                  (.42)       -   (.26)  (1.35)  (2.51)
                               -----------------------------------------
Total distributions               (.61)   (.17)   (.38)  (1.47)  (3.04)
                               -----------------------------------------
Redemption fees                      -/2      -       -       -       -
                               -----------------------------------------
Net asset value, end of year      22.50   20.54   16.53   19.12   19.56
                               -----------------------------------------

Total return (%)/3                 12.70   25.41 (11.80)    5.26   12.69

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     588,401  444,671  235,470  126,579  34,778
Ratios to average net
assets: (%)*
  Expenses/4                       1.81    1.84    1.79    1.78    1.79
  Expenses, excluding waiver
  and payments by affiliate/4      1.81    1.84    1.79    1.78    1.82
  Net investment income             .62     .28     .79     .37     .70
Portfolio turnover rate (%)       33.22   54.65   51.22   52.98   63.22

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         1.80    1.81    1.78    1.77    1.76
  Expenses, excluding waiver
  and payments by affiliate        1.80    1.81    1.78    1.77    1.79

MUTUAL SHARES FUND - CLASS C                  YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                               2004     2003     2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               20.75     16.68   19.26   19.63   20.29
                             -------------------------------------------
  Net investment income/1          .13       .05     .15     .08     .14
  Net realized and
  unrealized gains (gains)       2.49      4.17  (2.39)     .95    2.20
                              -------------------------------------------
Total from investment            2.62      4.22  (2.24)    1.03    2.34
operations
                             -------------------------------------------
  Dividends from net
  investment income             (.19)     (.15)   (.08)   (.05)   (.49)
  Distributions from net
  realized gains                (.42)         -   (.26)  (1.35)  (2.51)
                             -------------------------------------------
Total distributions             (.61)     (.15)   (.34)  (1.40)  (3.00)

                             -------------------------------------------
Redemption fees                    -/2        -       -       -       -
                             -------------------------------------------
Net asset value, end of year    22.76     20.75   16.68   19.26   19.63
                             -------------------------------------------

Total return (%)/3              12.77     25.37  (11.78)   5.26   12.68

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                  1,551,111  1,272,590  866,422  885,658  759,477
Ratios to average net
assets: (%)*
  Expenses/4                     1.81      1.84    1.78    1.78    1.78
  Expenses, excluding
  waiver and payments by         1.81      1.84    1.78    1.78    1.81
  affiliate/4
  Net investment income           .62       .28     .80     .40     .70
Portfolio turnover rate (%)     33.22     54.65   51.22   52.98   63.22

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                       1.80      1.81    1.77    1.77    1.75
  Expenses, excluding
  waiver and payments by         1.80      1.81    1.77    1.77    1.78
  affiliate

MUTUAL SHARES FUND - CLASS R           YEAR ENDED DECEMBER
31,
------------------------------------------------------------
                                 2004     2003      2002/5
------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
 beginning of year                20.83     16.75     19.36
                               -----------------------------
  Net investment income/1            .24       .13       .24
  Net realized and unrealized
  gains (losses)                   2.50      4.21    (2.37)
                               -----------------------------
Total from investment              2.74      4.34    (2.13)
operations
                               -----------------------------
  Dividends from net
  investment income               (.30)     (.26)     (.22)
  Distributions from net
  realized gains                  (.42)         -     (.26)
                               -----------------------------
Total distributions               (.72)     (.26)     (.48)
                               -----------------------------
Redemption fees                      -/2        -         -
                               -----------------------------
Net asset value, end of year      22.85     20.83     16.75
                               -----------------------------

Total return (%)/3                 13.32     26.02   (11.26)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      74,763    46,933    13,392
Ratios to average net
assets: (%)*
  Expenses/3                       1.31      1.34     1.29/6
  Expenses, excluding waiver
  and payments by affiliate/3      1.31      1.34     1.29/6
  Net investment income            1.12       .78     1.29/6
Portfolio turnover rate (%)       33.22     54.65     51.22

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         1.30      1.31     1.28/6
  Expenses, excluding waiver
  and                              1.30      1.31     1.28/6
  payments by affiliate

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Total return does not include sales charges and is not annualized.
4. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
5. Inception date of Class R shares was January 2, 2002.
6. Annualized.


MUTUAL DISCOVERY FUND - CLASS A                YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2004      2003    2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               20.67     16.06   18.08   18.83   21.00
                           ---------------------------------------------
  Net investment income/1         .33       .21     .27     .30     .28
  Net realized and
unrealized                       3.54      4.78  (1.95)   (.14)    2.14
  gains (losses)
                           ---------------------------------------------
Total from investment
operations                       3.87      4.99  (1.68)     .16    2.42
                           ---------------------------------------------
  Dividends from net
  investment income             (.47)     (.38)   (.26)   (.28)   (.55)
  Distributions from net
  realized gains                    -         -   (.08)   (.63)  (4.04)
                           ---------------------------------------------
Total distributions             (.47)     (.38)   (.34)   (.91)  (4.59)
                           ---------------------------------------------
Redemption fees                    -/2        -       -       -       -
                           ---------------------------------------------
Net asset value, end of         24.07     20.67   16.06   18.08   18.83
year
                           ---------------------------------------------

Total return (%)/3               18.98     31.13  (9.39)    .86   12.27

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                 2,106,695  1,439,579  925,278  911,434  877,528
Ratios to average net
assets: (%)*
  Expenses/4                     1.42      1.46    1.39    1.39    1.40
  Expenses, excluding
  waiver and payments by         1.42      1.46    1.39    1.39    1.42
  affiliate/4
  Net investment income          1.52      1.20    1.53    1.57    1.30
Portfolio turnover rate         34.34     46.34   40.95   59.32   75.34
(%)

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                       1.41      1.43    1.38    1.37    1.37
  Expenses, excluding
waiver and payments by           1.41      1.43    1.38    1.37    1.39
affiliate

MUTUAL DISCOVERY FUND - CLASS B              YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                2004     2003    2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 20.35   15.85   17.87   18.66   20.90
                              ------------------------------------------
  Net investment income/1           .18     .09     .16     .16     .15
  Net realized and
unrealized                         3.49    4.69  (1.92)   (.12)    2.11
  gains (losses)
                              ------------------------------------------
Total from investment
operations                         3.67    4.78  (1.76)     .04    2.26
                              ------------------------------------------
  Dividends from net
  investment income               (.35)   (.28)   (.18)   (.20)   (.46)
  Distributions from net
  realized gains                      -       -   (.08)   (.63)  (4.04)
                              ------------------------------------------
Total distributions               (.35)   (.28)   (.26)   (.83)  (4.50)
                              -------------------------------------------
Redemption fees                     -/2      -       -       -       -
                              -------------------------------------------
Net asset value, end of year      23.67   20.35   15.85   17.87   18.66
                              ------------------------------------------

Total return (%)/3                 18.22   30.22  (9.94)     .21   11.50

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     186,841  115,801  64,747  41,346  19,949
Ratios to average net
assets: (%)*
  Expenses/4                       2.07    2.11    2.04    2.04    2.05
  Expenses, excluding waiver
  and payments by affiliate/4      2.07    2.11    2.04    2.04    2.07
  Net investment income             .87     .55     .88     .85     .70
Portfolio turnover rate (%)       34.34   46.34   40.95   59.32   75.34

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         2.06    2.08    2.03    2.02    2.02
  Expenses, excluding waiver
  and payments by affiliate        2.06    2.08    2.03    2.02    2.04

MUTUAL DISCOVERY FUND - CLASS C                YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2004    2003    2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 20.59   16.02   18.03   18.77   20.95
                               -----------------------------------------
  Net investment income/1           .19     .10     .16     .18     .14
  Net realized and unrealized
  gains (losses)                   3.53    4.73  (1.94)   (.13)    2.13
                               -----------------------------------------
Total from investment              3.72    4.83  (1.78)     .05    2.27
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.34)   (.26)   (.15)   (.16)   (.41)
  Distributions from net
  realized gains                      -       -   (.08)   (.63)  (4.04)
                               -----------------------------------------
Total distributions               (.34)   (.26)   (.23)   (.79)  (4.45)
                               -----------------------------------------
Redemption fees                      -/2      -       -       -       -
                               -----------------------------------------
Net asset value, end of year      23.97   20.59   16.02   18.03   18.77
                               -----------------------------------------

Total return (%)/3                 18.17   30.29  (9.98)     .25   11.53

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     968,934  725,489  525,375  561,808  554,968
Ratios to average net
assets: (%)*
  Expenses/4                       2.07    2.11    2.03    2.03    2.04
  Expenses, excluding waiver
  and payments by affiliate/4      2.07    2.11    2.03    2.03    2.07
  Net investment income             .87     .55     .89     .93     .65
Portfolio turnover rate (%)       34.34   46.34   40.95   59.32   75.34

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         2.06    2.08    2.02    2.01    2.01
  Expenses, excluding waiver
and                                2.06    2.08    2.02    2.01    2.04
  payments by affiliate

MUTUAL DISCOVERY FUND - CLASS R  YEAR ENDED DECEMBER 31,
--------------------------------------------------------
                                 2004    2003    2002/5
--------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 20.57   16.01   18.08
                               -------------------------
  Net investment income/1           .29     .17     .25
  Net realized and unrealized
  gains (losses)                   3.54    4.76  (1.95)
                               -------------------------
Total from investment              3.83    4.93  (1.70)
operations
                               -------------------------
  Dividends from net
  investment income               (.46)   (.37)   (.29)
  Distributions from net
  realized gains                      -       -   (.08)
                               -------------------------
Total distributions               (.46)   (.37)   (.37)
                               -------------------------
Redemption fees                      -/2      -       -
                               -------------------------
Net asset value, end of year      23.94   20.57   16.01
                               -------------------------

Total return (%)/3                18.84   30.87   (9.49)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      46,690  19,546   3,932
Ratios to average net
assets: (%)*
  Expenses/4                       1.57    1.61   1.54/6
  Expenses, excluding waiver
  and payments by affiliate/4      1.57    1.61   1.54/6
  Net investment income            1.37    1.05   1.38/6
Portfolio turnover rate (%)       34.34   46.34   40.95

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         1.56    1.58   1.54/6
  Expenses, excluding waiver
and                                1.56    1.58   1.54/6
  payments by affiliate

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Total return does not include sales charges and is not annualized.
4. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
5. Inception date of Class R shares was January 2, 2002.
6. Annualized.


MUTUAL FINANCIAL SERVICES FUND - CLASS A      YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2004    2003    2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 20.08   15.95   16.66   16.35   13.07
                               -----------------------------------------
  Net investment income/1           .27     .16     .19     .19     .18
  Net realized and unrealized
  gains (losses)                   2.70    4.58   (.25)    1.71    3.87
                               -----------------------------------------
Total from investment              2.97    4.74   (.06)    1.90    4.05
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.25)   (.18)   (.22)   (.18)   (.19)
  Distributions from net
  realized gains                 (2.33)   (.43)   (.43)  (1.41)   (.58)
                               -----------------------------------------
Total distributions              (2.58)   (.61)   (.65)  (1.59)   (.77)
                               -----------------------------------------
Redemption fees                      -/2      -       -       -       -
                               -----------------------------------------
Net asset value, end of year      20.47   20.08   15.95   16.66   16.35
                               -----------------------------------------

Total return (%)/3                15.17   29.79   (.57)   11.85   31.90

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     296,778  264,411  180,299  167,903  131,331
Ratios to average net
assets: (%)*
  Expenses/4                       1.44    1.48    1.44    1.45    1.59
  Expenses, excluding waiver
  and payments by affiliate/4      1.44    1.48    1.44    1.45    1.59
  Net investment income            1.31     .93    1.12    1.08    1.30
Portfolio turnover rate (%)       38.40   25.78   40.17   83.41   53.65

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         1.43    1.46    1.44    1.44    1.58
  Expenses, excluding waiver
and payments by affiliate          1.43    1.46    1.44    1.44    1.58

MUTUAL FINANCIAL SERVICES FUND - CLASS B        YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                2004     2003    2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 19.76   15.73   16.47   16.21   13.00
                              ------------------------------------------
  Net investment income/1           .14     .05     .09     .07     .09
  Net realized and
unrealized                         2.64    4.49   (.26)    1.70    3.83
  gains (losses)
                              ------------------------------------------
Total from investment
operations                         2.78    4.54   (.17)    1.77    3.92
                              ------------------------------------------
  Dividends from net
  investment income               (.12)   (.08)   (.14)   (.10)   (.13)
  Distributions from net
  realized gains                 (2.33)   (.43)   (.43)  (1.41)   (.58)
                              ------------------------------------------
Total distributions              (2.45)   (.51)   (.57)  (1.51)   (.71)

                              ------------------------------------------
Redemption fees                      -/2      -       -       -       -
                              ------------------------------------------
Net asset value, end of year      20.09   19.76   15.73   16.47   16.21
                              ------------------------------------------

Total return (%)/3                 14.51   28.88  (1.21)   11.16   31.00

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      42,614  34,219  20,776  11,212   4,429
Ratios to average net
assets: (%)*
  Expenses/4                       2.10    2.12    2.09    2.10    2.24
  Expenses, excluding waiver
  and payments by affiliate/4      2.10    2.12    2.09    2.10    2.24
  Net investment income             .65     .29     .47     .42     .62
Portfolio turnover rate (%)       38.40   25.78   40.17   83.41   53.65

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         2.09    2.10    2.09    2.09    2.23
  Expenses, excluding waiver
and payments by affiliate          2.09    2.10    2.09    2.09    2.23

MUTUAL FINANCIAL SERVICES FUND - CLASS C       YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------
                                2004     2003    2002    2001     2000
-------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 20.02   15.92   16.63   16.32    13.05
                              -------------------------------------------
  Net investment income/1           .13     .05     .08     .07      .09
  Net realized and
unrealized                         2.68    4.55   (.25)    1.71     3.86
  gains (losses)
                              -------------------------------------------
Total from investment
operations                         2.81    4.60   (.17)    1.78     3.95
                              -------------------------------------------
  Dividends from net
  investment income               (.11)   (.07)   (.11)   (.06)    (.10)
  Distributions from net
  realized gains                 (2.33)   (.43)   (.43)  (1.41)    (.58)
                              -------------------------------------------
Total distributions              (2.44)   (.50)   (.54)  (1.47)    (.68)
                              -------------------------------------------
Redemption fees                      -/2      -       -       -        -
                              -------------------------------------------
Net asset value, end of year      20.39   20.02   15.92   16.63    16.32
                              -------------------------------------------

Total return (%)/3                14.46   28.87   (1.20)  11.15    31.08

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     155,698  141,233  105,451  106,248   94,851
Ratios to average net
assets: (%)*
  Expenses/4                       2.10    2.13    2.07    2.09     2.23
  Expenses, excluding waiver
  and payments by affiliate/4      2.10    2.13    2.07    2.09     2.23
  Net investment income             .65     .28     .49     .43      .67
Portfolio turnover rate (%)       38.40   25.78   40.17   83.41    53.65

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         2.09    2.11    2.07    2.08     2.22
  Expenses, excluding waiver
and payments by affiliate          2.09    2.11    2.07    2.08     2.22

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Total return does not include sales charges.
4. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


MUTUAL EUROPEAN FUND - CLASS A              YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                   2004    2003    2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                           16.59   12.83   14.27   15.36   16.75
                               -----------------------------------------
  Net investment income/1           .31     .26     .22     .28     .28
  Net realized and unrealized
  gains (losses)                   3.16    3.88   (1.35)  (1.06)   1.97
                               -----------------------------------------
Total from investment              3.47    4.14  (1.13)   (.78)    2.25
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.54)   (.38)   (.21)   (.27)   (.48)
  Distributions from net
  realized gains                  (.02)       -   (.10)   (.04)  (3.16)
                               -----------------------------------------
Total distributions               (.56)   (.38)   (.31)   (.31)  (3.64)
                               -----------------------------------------
Redemption fees                     -/2     -/2      -       -       -
                               -----------------------------------------
Net asset value, end of year      19.50   16.59   12.83   14.27   15.36
                               -----------------------------------------

Total return (%)/3                21.23   32.34   (8.05)  (5.05)  14.07

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                          545,120  417,630  302,735  254,632  223,831
Ratios to average net assets:
(%)*
  Expenses/4                       1.42    1.43    1.40    1.40    1.38
  Expenses, excluding waiver
  and payments by                  1.42    1.43    1.40    1.40    1.39
  Net investment income            1.75    1.84    1.53    1.88    1.56
Portfolio turnover rate (%)       33.11   52.33   29.86   52.15  111.83

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         1.42    1.43    1.39    1.39    1.38
  Expenses, excluding waiver
  and payments by affiliate        1.42    1.43    1.39    1.39    1.39

MUTUAL EUROPEAN FUND - CLASS B                YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                2004     2003    2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                           16.31   12.64   14.09   15.19   16.66
                              ------------------------------------------
  Net investment income/1           .19     .16     .10     .18     .16
  Net realized and
  unrealized gains (losses)        3.10    3.81  (1.31)  (1.03)    1.95
                              ------------------------------------------
Total from investment
operations                         3.29    3.97  (1.21)   (.85)    2.11
                              ------------------------------------------
  Dividends from net
  investment income               (.44)   (.30)   (.14)   (.21)   (.42)
  Distributions from net
  realized gains                  (.02)       -   (.10)   (.04)  (3.16)
                              ------------------------------------------
Total distributions               (.46)   (.30)   (.24)   (.25)  (3.58)
                              ------------------------------------------
Redemption fees                      -/2      -/2    -       -       -
                              ------------------------------------------
Net asset value, end of year      19.14   16.31   12.64   14.09   15.19
                              ------------------------------------------

Total return (%)/3                20.41   31.45   (8.61)  (5.66)  13.31

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                           50,216   38,526  24,855  12,960   6,655
Ratios to average net
assets: (%)*
  Expenses/4                       2.07    2.08    2.05    2.03    2.03
  Expenses, excluding waiver
  and payments by affiliate/4      2.07    2.08    2.05    2.03    2.04
  Net investment income            1.10    1.19     .87    1.20     .92
Portfolio turnover rate (%)       33.11   52.33   29.86   52.15  111.83

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         2.07    2.08    2.04    2.02    2.03
  Expenses, excluding waiver
  and payments by affiliate        2.07    2.08    2.04    2.02    2.04

MUTUAL EUROPEAN FUND - CLASS C                  YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2004    2003    2002    2001    2000
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                              16.60   12.85   14.29   15.37   16.75
                               -----------------------------------------
  Net investment income/1            .20     .17     .13     .19     .16
  Net realized and unrealized
  gains (losses)                   3.15    3.87  (1.35)  (1.06)    1.99
                               -----------------------------------------
Total from investment              3.35    4.04  (1.22)   (.87)    2.15
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.43)   (.29)   (.12)   (.17)   (.37)
  Distributions from net
  realized gains                  (.02)       -   (.10)   (.04)  (3.16)
                               -----------------------------------------
Total distributions               (.45)   (.29)   (.22)   (.21)  (3.53)

                               -----------------------------------------
Redemption fees                      -/2     -/2     -       -       -
                               -----------------------------------------
Net asset value, end of year      19.50   16.60   12.85   14.29   15.37
                               -----------------------------------------

Total return (%)/3                20.43   31.49   (8.65)  (5.65)  13.42

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                          205,197  166,758  123,374  117,238  127,408
Ratios to average net assets:
(%)*
  Expenses/4                       2.07    2.08    2.02    2.04    2.02
  Expenses, excluding waiver
  and payments by affiliate/4      2.07    2.08    2.02    2.04    2.03
  Net investment income            1.10    1.19     .91    1.27     .92
Portfolio turnover rate (%)       33.11   52.33   29.86   52.15  111.83

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                         2.07    2.08    2.01    2.03    2.02
  Expenses, excluding waiver
  and payments by affiliate        2.07    2.08    2.01    2.03    2.03

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Total return does not include sales charges.
4. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


YOUR ACCOUNT

The Board of Directors has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class B, Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class B, Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

CLASS A             CLASS C            CLASS R
-----------------------------------------------------------
o  Initial sales    o  No initial      o  No initial
   charge of 5.75%     sales charge       sales charge
   or less

o  Deferred sales   o  Deferred sales  o  Except for
   charge of 1% on     charge of 1%       certain
   purchases of $1     on shares you      Employer
   million or more     sell within 12     Sponsored
   sold within 18      months             Retirement
   months                                 Plans, deferred
                                          sales charge of 1%
                                          on shares you sell
                                          within 18 months
                                          (charged at plan
                                          level based on
                                          initial investment)

o  Lower annual     o  Higher annual   o  Higher annual
   expenses than       expenses than      expenses than
   Class B, C or       Class A due to     Class A due to
   R due to lower      higher             higher
   distribution        distribution       distribution
   fees                fees. No           fees (lower
                       conversion to      than Class B
                       Class A            and Class C).
                       shares, so         No conversion
                       annual             to Class A
                       expenses do        shares, so
                       not decrease.      annual expenses
                                          do not decrease.

SALES CHARGES - CLASS A

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
$50,000 but under $100,000          4.50               4.71
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

*THE DOLLAR AMOUNT OF THE SALES CHARGE IS THE DIFFERENCE BETWEEN THE OFFERING PRICE OF THE SHARES PURCHASED (WHICH FACTORS IN THE APPLICABLE SALES CHARGE IN THIS TABLE) AND THE NET ASSET VALUE OF THOSE SHARES. SINCE THE OFFERING PRICE IS CALCULATED TO TWO DECIMAL PLACES USING STANDARD ROUNDING CRITERIA, THE NUMBER OF SHARES PURCHASED AND THE DOLLAR AMOUNT OF THE SALES CHARGE AS A PERCENTAGE OF THE OFFERING PRICE AND OF YOUR NET INVESTMENT MAY BE HIGHER OR LOWER DEPENDING ON WHETHER THERE WAS A DOWNWARD OR UPWARD ROUNDING.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts." [Begin callout] FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, the Franklin Floating Rate Trust and the Franklin Mutual Recovery Fund. They do not include the Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
 [End callout]

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

   o  You, individually;
   o  Your spouse or domestic partner, as recognized by applicable state law;
   o  You jointly with your spouse or domestic partner;
   o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
   o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;
   o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your social security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or
   o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the Cumulative Quantity Discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or
o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or
o  Shares held in a 529 college savings plan; or
o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative Quantity Discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.
To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 87).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES         THIS % IS DEDUCTED
WITHIN THIS MANY YEARS AFTER    FROM YOUR PROCEEDS
BUYING THEM                         AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 87). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 87).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MUTUAL SHARES FUND AND MUTUAL DISCOVERY FUND
SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code

o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

CDSC

Except for Employer Sponsored Retirement Plans that (i) are DCS Plans(as defined below under "Reinstatement Privilege"); (ii) have contracted with an affiliate of Distributors for plan trustee services; or (iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see page 87).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 99 for exchange information).

REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (2) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

BUYING SHARES

MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans     no minimum
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 92). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
----------------------------------------------------------------------
                        OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------


THROUGH YOUR
INVESTMENT              Contact your            Contact your investment
REPRESENTATIVE          investment              representative
                        representative
----------------------------------------------------------------------
                        If you have another     Before requesting a
                        Franklin Templeton      telephone or online
BY PHONE/ONLINE         fund account with your  purchase into an
                        bank account            existing account,
(Up to $100,000 per     information on file,    please make sure we
shareholder per day)    you may open a new      have your bank account
                        account by phone. At    information on file. If
1-800/632-2301          this time, a new        we do not have this
                        account may not be      information, you will
franklintempleton.com   opened online.          need to send written
                                                instructions with your
NOTE: (1) CERTAIN       To make a same day      bank's name and address
ACCOUNT TYPES ARE       investment, your phone  and a voided check or
NOT AVAILABLE FOR       order must be received  savings account deposit
ONLINE ACCOUNT          and accepted by us by   slip. If the bank and
ACCESS AND (2) THE      1:00 p.m. Pacific time  Fund accounts do not
ABOVE AMOUNT MAY BE     or the close of the     have at least one
HIGHER FOR MEMBERS      New York Stock          common owner, your
OF THE FRANKLIN         Exchange, whichever is  written request must be
TEMPLETON VIP           earlier.                signed by ALL fund AND
SERVICESTM.  PLEASE                             bank account owners,
SEE PAGE 95 FOR                                 and each individual
MORE INFORMATION                                must have his or her
REGARDING                                       signature guaranteed.
ELIGIBILITY.
                                                To make a same day
                                                investment, your
                                                phone or online order
                                                must be received and
                                                accepted by us by 1:00
                                                p.m. Pacific time or the
                                                close of the New York
                                                Stock Exchange,
                                                whichever is earlier.
----------------------------------------------------------------------
                        Make your check         Make your check payable
                        payable to the Fund.    to the Fund. Include
BY MAIL                                         your account number on
                        Mail the check and      the check.
                        your signed
                        application to          Fill out the deposit
                        Investor Services.      slip from your account
                                                statement. If you do
                                                not have a slip, include
                                                a note with your
                                                name, the Fund name,
                                                and your account number.

                                                Mail the check and
                                                deposit slip or
                                                note to Investor
                                                Services.
----------------------------------------------------------------------
                        Call to receive a wire  Call to receive a wire
                        control number and      control number and wire
BY WIRE                 wire instructions.      instructions.

1-800/632-2301          Wire the funds and      To make a same day wire
(or 1-650/312-2000      mail your signed        investment, the wired
collect)                application to          funds must be received
                        Investor Services.      and accepted by us by
                        Please include the      1:00 p.m. Pacific time
                        wire control number or  or the close of the New
                        your new account        York Stock Exchange,
                        number on the           whichever is earlier.
                        application.

                        To make a same day
                        wire investment,
                        the wired funds must be
                        received and accepted
                        by us by 1:00 p.m.
                        Pacific time or
                        the close of the
                        New York Stock
                        Exchange, whichever
                        is earlier.
----------------------------------------------------------------------
                        Call Shareholder        Call Shareholder
                        Services at             Services at
BY EXCHANGE             1-800/632-2301, or      1-800/632-2301, or send
                        send signed written     signed written
franklintempleton.com   instructions. You       instructions. You also
                        also may place an       may place an
                        online                  online exchange order.
                        exchange order.
                        The automated telephone (Please see page 99 for
                        system cannot           information on
                        be used to              exchanges.)
                        open a new account

                        (Please see page 99
                        for  information
                        on exchanges.)

----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
   OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 89) with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services           1-800/632-2301
Advisor Services               1-800/524-4040
Retirement Services            1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the associated risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.
SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Funds against potential claims based on the instructions received.

The above amount may be higher for members of the Franklin Templeton VIP ServicesTM. Please see page 95 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
---------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------


THROUGH YOUR          Contact your investment representative
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
                      share certificates (if you hold share
BY MAIL               certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own both
                      Class A and B shares, also specify the
                      class of shares, otherwise we
                      will sell your Class A shares first.
                      Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s)
                         and address on the account, or
                       otherwise according to your written
                      instructions.
---------------------------------------------------------------
                      As long as your transaction is for
                      $100,000 or less, you do not hold share
BY PHONE/ONLINE       certificates and you have not changed
                      your address by phone or online within
1-800/632-2301        the last 15 days, you can sell your
                      shares by phone or online. The above
franklintempleton.com amount may be higher for members of the
                      Franklin Templeton VIP ServicesTM.
                      Please see page 95 for more information
                      regarding eligibility.

                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the check
                      to another address or to make it payable
                      to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online
                      to have redemption proceeds sent to a
BY ELECTRONIC FUNDS   bank account. See the policies at left
TRANSFER (ACH)        for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file.
                      If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time, proceeds
                      sent by ACH generally will be available
                      within two to three business days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
                      fund you are considering.  Prospectuses
BY EXCHANGE           are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number
                      below or send signed written instructions.
                      You also may place an exchange order online.
                      See the policies at left for selling shares by mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
   OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of a Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board of directors has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in these Funds or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of a Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by Asset Allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While each Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, each Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since each Fund may invest significantly in foreign securities, it may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Fund's international portfolio securities trade and the time as of which the Fund's NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund's NAV. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation of Foreign Securities - Potential Impact of Time Zones and Market Holidays").

Since each Fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), it may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund's net asset value and the latest indications of market values for those securities. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fair Valuation - Individual Securities").

The Funds are currently using several methods to reduce the risks associated with market timing. These methods include:

      o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;

      o assessing a  redemption fee for short-term trading;

      o monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted;

      o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that a Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While each Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and each Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to a Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a Fund. Each Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in a Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. Each Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona-fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, a Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), a Fund may not know:
(1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

Each Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Since each Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. Each Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Funds' pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

A Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Fund's board, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund's fair value procedures established and approved by the Funds' board of directors.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 93).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow each Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give a Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;
o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;
o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
o  Purchase Fund shares by debiting a bank account that may be owned by you; and
o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund(s) and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

                             CLASS A      CLASS B   CLASS C  CLASS R
----------------------------------------------------------------------
COMMISSION (%)               ---          4.00      1.00/4   1.00/6
Investment under $50,000     5.00         ---       ---      ---
$50,000 but under $100,000   3.75         ---       ---      ---
$100,000 but under $250,000  2.80         ---       ---      ---
$250,000 but under $500,000  2.00         ---       ---      ---
$500,000 but under $1        1.60         ---       ---      ---
million
$1 million or more           up to 1.00/1 ---       ---      ---
12B-1 FEE TO DEALER          0.25/1,2      0.25/3   1.00/5   0.35/6

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans.1 A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Each Fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Commission includes advance of the first year's 0.25% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.
5. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
6. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.

OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from the Fund and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

QUESTIONS

If you have any questions about the Funds or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
Automated Telephone   1-800/632-2301    (around-the-clock
System                1-800/524-4040    access)
                      1-800/527-2020


FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

GAIN FROM OUR PERSPECTIVE(R)

Investment Company Act file #811-5387                              MS P 05/05












































MAY 1, 2005

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS  CLASS Z

FRANKLIN MUTUAL SERIES FUND INC.

MUTUAL BEACON FUND
MUTUAL FINANCIAL SERVICES FUND
MUTUAL QUALIFIED FUND
MUTUAL SHARES FUND
MUTUAL DISCOVERY FUND
MUTUAL EUROPEAN FUND













[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]




CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Mutual Beacon Fund; Mutual Qualified Fund;
Mutual Shares Fund; Mutual Discovery Fund ................... 2

Mutual Financial Services Fund .............................. 16

Mutual European Fund ........................................ 26

More Information on Investment
Policies, Practices and Risks ............................... 35

Management .................................................. 39

Distributions and Taxes ..................................... 48

Financial Highlights ........................................ 52

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND
SERVICES
[End callout]

Qualified Investors ........................................ 59

Buying Shares .............................................. 62

Investor Services .......................................... 64

Selling Shares ............................................. 68

Exchanging Shares .......................................... 71

Account Policies ........................................... 78

Questions .................................................. 85

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

MUTUAL BEACON FUND
MUTUAL QUALIFIED FUND
MUTUAL SHARES FUND
MUTUAL DISCOVERY FUND

GOALS AND STRATEGIES

GOALS

GOALS

The principal investment goal of Mutual Beacon, Mutual Qualified and Mutual Shares is capital appreciation, which may occasionally be short-term. Their secondary goal is income. Mutual Discovery's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Funds invest mainly in equity securities (including securities convertible into, or that the manager expects to be exchanged for, common or preferred stock) of companies of any nation that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, each Fund invests substantially in:

   o UNDERVALUED SECURITIES Securities trading at a discount to intrinsic value.

And, to a lesser extent, each Fund also invests in:

   o RISK ARBITRAGE SECURITIES Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.

   o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Funds invest primarily in equity securities of U.S. and foreign companies the manager believes are undervalued.
[End callout]

In pursuit of their value-oriented strategy, the Funds are not limited to pre-set maximums governing the size of the companies in which they may invest. However, the Funds invest substantially in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. Each Fund also may invest a significant portion of its assets in small-cap companies.

While the Funds generally purchase securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes a Fund may benefit.

The Mutual Beacon and Mutual Shares Funds expect to invest a significant portion (up to 35%) of their assets in foreign securities, Mutual Qualified also expects to invest a significant portion (up to, but less than, 50%) of its assets in foreign securities and Mutual Discovery also expects to invest substantially and may invest up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Mutual Discovery Fund presently does not intend to invest more than a small portion of its assets in securities of emerging market countries.

The Funds may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts (Hedging Instruments), when, in the manager's opinion, it would be advantageous to the Fund to do so.

The Funds' investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Funds generally make such investments to achieve capital appreciation, rather than to seek income.

The Funds may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Funds typically buy one security while at the same time selling short another security. The Funds generally buy the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Funds attempt to profit from a perceived relationship between the values of the two securities. The Funds generally engage in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

PORTFOLIO SELECTION

The manager employs a research driven, fundamental value strategy for each of the Funds. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

DIFFERENCES BETWEEN THE FUNDS

Although the manager follows a similar strategy in choosing investments for each of the Funds, there are certain differences. First, the Funds vary in size; second, each Fund, to a certain extent, has a different team of portfolio managers who have primary responsibility for selecting investments. Third, although the Funds may invest a portion of their assets in foreign securities, the proportion so invested will vary. Finally the Funds may allocate foreign investments to different geographic areas. As a result of these differences, the performance of the four Funds will vary.

MAIN RISKS

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically, as a class, have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

VALUE INVESTING

Value securities may not increase in price as anticipated by the manager, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the manager believes will increase a security's market value do not occur.

The Funds' bargain-driven focus may result in a Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

A merger or other restructuring or tender or exchange offer proposed at the time a Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

[Begin callout]
Because the securities the Funds hold fluctuate in price, the value of your investment in a Fund will go up and down. You could lose money.
[End callout]

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Funds and affect their share price, are discussed in more detail beginning on page 35.

SMALLER AND MID-SIZE COMPANIES

While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital appreciation, they also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

CREDIT

An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Funds, generally are considered to have more risk than higher-rated securities. They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations, such as the Funds, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Funds take on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in the Fund. The bar charts show changes in the Funds' returns from year to year over the past 10 calendar years. The tables show how the Funds' average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

MUTUAL BEACON FUND

CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]

25.89%   21.19% 22.99% 2.37% 16.79% 14.33% 6.11%  -11.05% 29.44% 14.52%
------------------------------------------------------------------------
   95      96     97    98     99     00     01     02      03     04
                                      YEAR


Best Quarter:                             Q2 '03      14.17%
Worst Quarter:                            Q3 '98     -17.54%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                      1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------
Mutual Beacon Fund - Class Z
Return Before Taxes                    14.52%     9.85%    13.63%
Return After Taxes on Distributions    13.91%     7.96%    10.93%
Return After Taxes on Distributions
  and Sale of Fund Shares              10.10%     7.50%    10.48%
S&P 500(R) Index/2                     10.87%    -2.30%    12.07%
  (index reflects no deduction for
  fees, expenses, or taxes)

1. As of March 31, 2005, the Fund's year-to-date return was 0.38% for Class Z shares. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MUTUAL QUALIFIED FUND
CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]

25.45%   22.30%  24.92%  0.50%  13.64%  14.25%  8.21%  -12.70%  30.50%  16.64%
-------------------------------------------------------------------------------
95       96      97      98     99      00      01      02      03      04
                                   YEAR


Best Quarter:                             Q2 '03      14.67%
Worst Quarter:                            Q3 '98     -17.70%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                      1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------
Mutual Qualified Fund - Class Z
Return Before Taxes                    16.64%     10.44%   13.65%
Return After Taxes on Distributions    15.29%     8.53%    10.91%
Return After Taxes on Distributions
  and Sale of Fund Shares              12.07%     8.09%    10.52%
S&P 500(R) Index/2                     10.87%    -2.30%    12.07%
  (index reflects no deduction for
  fees, expenses, or taxes)


1. As of March 31, 2005, the Fund's year-to-date return was -0.31% for Class Z shares. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MUTUAL SHARES FUND
CLASS Z ANNUAL TOTAL RETURNS/1

                               [Insert bar graph]

29.11%  20.76%  26.38%  0.45%  15.00%  13.83%  6.32%  -10.89%  26.62%  13.89%
-----------------------------------------------------------------------------
95      96      97      98     99      00      01      02      03      04
                                      YEAR


Best Quarter:                             Q4 '98      13.34%
Worst Quarter:                            Q3 '98     -16.96%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                      1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------
Mutual Shares Fund - Class Z
Return Before Taxes                    13.89%     9.24%    13.48%
Return After Taxes on Distributions    13.25%     7.40%    10.71%
Return After Taxes on Distributions
  and Sale of Fund Shares              9.77%      7.01%    10.30%
S&P 500(R) Index/2                     10.87%    -2.30%    12.07%
  (index reflects no deduction for
  fees, expenses, or taxes)

1. As of March 31, 2005, the Fund's year-to-date return was 0.30% for Class Z shares. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MUTUAL DISCOVERY FUND
CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]

28.63%   24.93%  22.94%  -1.90%  26.80%  12.59%  1.26%   -9.06%  31.55%  19.39%
-------------------------------------------------------------------------------
95       96      97      98      99      00      01       02     03      04
                                  YEAR


Best Quarter:                             Q2 '03      15.65%
Worst Quarter:                            Q3 '98     -19.44%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                      1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------
Mutual Discovery Fund - Class Z
Return Before Taxes                    19.39%    10.24%    14.88%
Return After Taxes on Distributions    19.12%     8.21%    12.47%
Return After Taxes on Distributions
  and Sale of Fund Shares              13.26%     7.73%    11.81%
S&P 500(R) Index/2                     10.87%    -2.30%    12.07%
MSCI World Index/3                     15.25%    -2.05%     8.53%
  (indices reflect no deduction for
  fees, expenses, or taxes)


1. As of March 31, 2005, the Fund's year-to-date return was 1.11% for Class Z shares. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Standard & Poor's Micropal (MSCI World Index). The unmanaged Morgan Stanley Capital International (MSCI) World Index tracks the performance of approximately 1,500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES                  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                   MUTUAL   MUTUAL     MUTUAL    MUTUAL
                                   BEACON   QUALIFIED  SHARES    DISCOVERY
---------------------------------------------------------------------------
CLASS Z
Maximum sales charge (load)
imposed on purchases               None     None       None      None
Redemption fee on shares sold
within 7 calendar days following
their purchase date/1              2.00%    2.00%      2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)

                                   MUTUAL   MUTUAL    MUTUAL     MUTUAL
                                   BEACON   QUALIFIED SHARES2    DISCOVERY
---------------------------------------------------------------------------
Management fees                    0.60%    0.60%     0.59%      0.80%
Distribution and service (12b-1)   None     None      None       None
fees
Other expenses (including
administration fees)               0.23%    0.22%     0.22%      0.27%
                                   ----------------------------------------
Total annual Fund operating        0.83%    0.82%     0.81%      1.07%
expenses
                                   ----------------------------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The expense information has been restated to reflect management fees that went into effect as of July 1, 2004.

EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  MUTUAL    MUTUAL    MUTUAL     MUTUAL
                                  BEACON    QUALIFIED SHARES     DISCOVERY
--------------------------------------------------------------------------
If you sell your shares at the end of the period:
 1 Year                           $85       $84      $83        $109
 3 Years                          $265      $262     $259       $340
 5 Years                          $460      $455     $450       $590
 10 Years                         $1,025    $1,014   $1,002     $1,306

MUTUAL FINANCIAL SERVICES FUND

GOALS AND STRATEGIES

GOALS

The Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in financial services companies.

Following this value-oriented strategy, the Fund invests substantially in:

   o UNDERVALUED SECURITIES Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

   o RISK ARBITRAGE SECURITIES Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.

   o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Fund invests primarily in equity securities of financial services companies the manager believes are undervalued.
[End callout]

The Fund concentrates its investments in securities of companies in the financial services industry. Financial services companies are companies that, in the manager's view, derive at least 50% of their assets or revenues from the creation, purchase and sale of financial instruments or services. These companies include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies (some of which may be structured as real estate investment trusts), sub-prime lending institutions, investment advisors, investment companies and insurance companies.

Because many companies in the financial services industry that meet the manager's investment criteria are smaller capitalization companies, the Fund may invest most of its assets in the securities of companies with market capitalization values (share price times the number of common stock shares outstanding) of $1.5 billion or less.

While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.

The Fund's investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interest in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Fund may invest a significant portion (up to, but less than, 50%) of its assets in foreign securities. The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts (Hedging Instruments), when, in the manager's opinion, it would be advantageous to the Fund to do so.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

PORTFOLIO SELECTION

The manager employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size or earnings.

MAIN RISKS

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically, as a class, have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices may cause its stock price to ~decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

FINANCIAL SERVICES COMPANIES

The Fund concentrates its investments in the financial services industry. As a result, general market and economic conditions as well as other risks specific to the financial services industry will impact the Fund's investments and its performance. For example, increases in interest rates can have a negative effect on the profitability of financial services companies.

Financial services companies are subject to extensive government regulation, which tends to limit not only the amount and types of loans and other financial commitments a financial services company can make, but the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company.

Insurance companies may be subject to heavy price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters, including terrorism; and life and health insurer profits may be affected by mortality risks and morbidity rates.

The financial services industry is undergoing rapid change as existing distinctions between banking, insurance and brokerage businesses become blurred. In addition, the financial services industry continues to experience consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Fund, but it is not possible to predict whether the effect will be beneficial or adverse. That depends not only upon how these changes affect the industry, but also how the particular securities in the Fund's portfolio are affected.

Because the Funds' manager is a subsidiary of a financial holding company (FHC), federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

VALUE INVESTING

Value securities may not increase in price as anticipated by the manager, and may even decline further in value if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the manager believes will increase a security's market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

SMALLER AND MID-SIZE COMPANIES

While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital appreciation, they also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default, or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Fund and affect its share price, are discussed in more detail beginning on page 35.

CREDIT

An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally are considered to have more risk than higher-rated securities. They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past seven calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]

   7.08%     4.70%    32.29%    12.31%    -0.27%   30.23%    15.62%
----------------------------------------------------------------------
    98         99       00        01        02       03        04
                                     YEAR


Best Quarter:                             Q3 '00      22.27%
Worst Quarter:                            Q3 '98     -17.75%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004
                                                                  SINCE
                                                              INCEPTION
                                        1 YEAR     5 YEARS    (8/19/97)
--------------------------------------------------------------------------
Mutual Financial Services Fund -
Class Z
Return Before Taxes                     15.62%     17.41%       16.61%
Return After Taxes on Distributions     12.97%     15.41%       14.87%
Return After Taxes on Distributions
  and Sale of Fund Shares               12.21%     14.33%       13.87%
S&P 500(R) Index/2                      10.87%     -2.30%        5.38%
S&P 500(R) Financials Index/3           10.89%      7.26%        8.69%
  (indices reflect no deduction for
  fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of March 31, 2005, the Fund's year-to-date return was -1.47% for Class Z shares. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Standard & Poor's Micropal (S&P 500(R) Financials Index). The S&P 500(R) Financials Index is market value-weighted and includes all the financial stocks in the S&P 500(R) Index. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES               (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS Z
-----------------------------------------------------------------
Maximum sales charge (load) imposed on                None
purchases Redemption
fee on shares sold within 7
calendar days following
their purchase date/3                                 2.00%

ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                    CLASS Z
-----------------------------------------------------------------
Management fees                                     0.80%
Distribution and service (12b-1) fees               None
Other expenses (including administration            0.30%
fees)
                                              -------------------
Total annual Fund operating expenses                1.10%
                                              -------------------


1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
  $112      $350      $606    $1,340


MUTUAL EUROPEAN FUND

GOALS AND STRATEGIES

GOALS

The Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in securities of European companies.

Following this value-oriented strategy, the Fund invests substantially in:

   o UNDERVALUED SECURITIES Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

   o RISK ARBITRAGE SECURITIES Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.

   o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Fund invests primarily in equity securities of European companies that the manager believes are undervalued.
[End callout]

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums governing the size of the companies in which it may invest. However, the Fund invests substantially in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. The Fund also may invest a substantial portion of its assets in small-cap companies.

The Fund defines European companies as issuers (i) organized under the laws of, or (ii) whose principal business operations are located in, or (iii) who earn at least 50% of their revenue from, European countries. For purposes of the Fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe, and those regions of Russia and the former Soviet Union that are considered part of Europe. The Fund currently intends to invest primarily in securities of issuers in Western Europe and Scandinavia.

The Fund normally invests in securities from at least five different countries, although, from time to time, it may invest all of its assets in a single country. The Fund also may invest up to 20% of its total assets in securities of U.S. issuers, as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world. The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts (Hedging Instruments), when, in the manager's opinion, it would be advantageous to the Fund to do so.

While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.

The Fund's investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interest in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

PORTFOLIO SELECTION

The manager employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

MAIN RISKS

STOCKS

Individual stock prices tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices can cause its stock price to decline, or a negative industry-wide event or broad-based market drop can cause the stock prices of many companies to decline.

VALUE INVESTING

Value securities may not increase in price as anticipated by the manager, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if events or the factors that the manager believes will increase a security's market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Fund and affect its share price, are discussed in more detail on page 35.

REGION. Investment in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

SMALLER AND MID-SIZE COMPANIES

While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital appreciation, they also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

CREDIT

An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally are considered to have more risk than higher-rated securities. They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past eight calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]

23.16%     4.74%     46.81%    14.46%   -4.74  -7.71%  32.84%  21.58%
----------------------------------------------------------------------
97         98        99        00        01     02     03      04
                          YEAR


Best Quarter:                             Q4 '99      27.47%
Worst Quarter:                            Q3 '98     -20.16%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004
                                                              SINCE
                                                          INCEPTION
                                       1 YEAR    5 YEARS  (7/3/96)
--------------------------------------------------------------------
Mutual European Fund - Class Z
Return Before Taxes                    21.58%    10.20%    15.99%
Return After Taxes on Distributions    21.18%     8.09%    13.58%
Return After Taxes on Distributions
  and Sale of Fund Shares              14.95%     7.58%    12.74%
MSCI All Country Europe Index/2        21.61%     0.45%     9.78%
  (index reflects no deduction for
  fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of March 31, 2005, the Fund's year-to-date return was 1.17% for Class Z shares. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal (MSCI All Country Europe Index). The unmanaged Morgan Stanley Capital International (MSCI) All Country Europe Index measures the weighted average performance, in U.S. dollars, of about 60% of the market capitalization listed on 21 European stock exchanges (approximately 700 securities). It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                    (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

                                         CLASS Z
------------------------------------------------------------------
Maximum sales charge (load) imposed on   None
purchases Redemption
fee on shares sold within 7
calendar days following their
purchase date/1                          2.00%

ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                     CLASS Z
------------------------------------------------------------------
Management fees                                      0.80%
Distribution and service (12b-1) fees                None
Other expenses (including administration             0.27%
fees)
                                              --------------------
Total annual Fund operating expenses                 1.07%
                                              --------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
  $109      $340      $590    $1,306


MORE INFORMATION ON INVESTMENT POLICIES, PRACTICES AND RISKS

EQUITY SECURITIES

Each Fund invests primarily in equity securities, including securities convertible, or expected to be exchanged, into equity securities. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks, and securities convertible into common stock, are examples of equity securities.

DEBT SECURITIES

Each Fund also invests in debt securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

FOREIGN SECURITIES

Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Funds to the extent that they invest in these securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in a Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. To the extent a Fund does not hedge, or does not successfully hedge, its currency exposure, currency exchange rate changes can have a disproportionate impact on the Fund's performance, even accounting for most of the gain or loss in a particular period.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries in which a Fund invests may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Funds to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to their foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Funds' investments.

TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Funds' assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Funds may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

DERIVATIVE SECURITIES

The Funds may attempt hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager's opinion, it would be advantageous to the Funds. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

Forward foreign currency exchange contracts are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Funds' investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, its success will depend on the manager's ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid.

LIQUIDITY

Each Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and a Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for a Fund to obtain market quotations based on actual trades for the purpose of valuing the Fund's portfolio.

TEMPORARY INVESTMENTS

The manager may keep a portion, which may be significant at times, of each Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of each Fund's assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, a Fund may be unable to pursue its investment goals.

More detailed information about the Funds, their policies and risks can be found in the Funds' Statement of Additional Information (SAI).

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

MANAGEMENT

Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Funds' investment manager. Together, Franklin Mutual and its affiliates manage over $412 billion in assets.

The Funds are managed by a team of dedicated professionals focused on a value-oriented strategy of investing primarily in undervalued securities and, to a lesser extent, Risk Arbitrage Securities and Distressed Companies. The portfolio managers have responsibility for the day-to-day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all the Funds. They are as follows:

ANNE E. GUDEFIN, CFA, PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Ms. Gudefin has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. Ms. Gudefin has been a portfolio manager for Mutual Qualified Fund since 2002. Previously, she was an analyst at Perry Capital.

TODD J. JONASZ, PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Jonasz has been a member of the management team of the Funds since 2002, when he joined Franklin Templeton Investments. He has been a portfolio manager for Mutual Financial Services Fund since 2002. Previously, he was a research analyst with Lazard Asset Management for the period 2000-2002. Also, he was Vice President in Donaldson, Lufkin & Jenrette's equity research department for the period 1995-1998.

CHARLES M. LAHR, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Lahr has been an assistant portfolio manager for Mutual Beacon Fund since 2004. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board for the period 2001-2003 and also worked for U.S. Bancorp and the Principal Financial Group.

F. DAVID SEGAL CFA, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Segal has been an assistant portfolio manager for Mutual Discovery Fund since 2004. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

PHILIPPE BRUGERE-TRELAT, VICE PRESIDENT OF FRANKLIN MUTUAL
Mr. Brugere-Trelat has been a member of the management team of the Funds since 2004, when he rejoined Franklin Templeton Investments (1984-1994). Mr. Brugere-Trelat is co-portfolio manager with primary responsibility for the investments of the Mutual European Fund. Previously, he was president and portfolio manager of Eurovest.

SHAWN M. TUMULTY, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Tumulty has been an assistant portfolio manager for Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

DEBORAH A. TURNER, CFA, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL Ms. Turner has been an assistant portfolio manager for Mutual
Shares Fund since 2001. She joined Franklin Templeton Investments in 1996.

DAVID J. WINTERS, CFA, PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHIEF INVESTMENT OFFICER OF FRANKLIN MUTUAL
Mr. Winters has been a member of the management team of the Funds since 1987. He joined Franklin Templeton Investments in 1996.

The following individuals are jointly responsible for the day-to-day management of the Funds:

MUTUAL BEACON FUND

DAVID J. WINTERS, CFA. Mr. Winters has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the Fund's investment policies and strategy. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

CHARLES M. LAHR. Mr. Lahr is the assistant portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MUTUAL DISCOVERY FUND

DAVID J. WINTERS, CFA. Mr. Winters has primary responsibility for the investments of the Fund. Mr. Winters has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the Fund's investment policies and strategy. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

F. DAVID SEGAL, CFA. Mr. Segal is the assistant portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MUTUAL EUROPEAN FUND

DAVID J. WINTERS, CFA. Mr. Winters has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the Fund's investment policies and strategy.

PHILIPPE BRUGERE-TRELAT. Mr. Brugere-Trelat is the assistant portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


MUTUAL FINANCIAL SERVICES FUND

TODD J. JONASZ. Mr. Jonasz has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the Fund's investment policies and strategy.

MUTUAL SHARES FUND

DAVID J. WINTERS, CFA. Mr. Winters has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the Fund's investment policies and strategy. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

DEBORAH A. TURNER, CFA. Ms. Turner is the assistant portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MUTUAL QUALIFIED FUND

ANNE E. GUDEFIN, CFA. Ms. Gudefin has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the Fund's investment policies and strategy. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

SHAWN M. TUMULTY. Mr. Tumulty is the assistant portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

Each Fund pays the manager a fee for managing the Fund's assets. The table below shows the management fees paid by each Fund to the manager for its services, as a percentage of average daily net assets, for the fiscal year ended December 31, 2004:


                                 MANAGEMENT
                                 FEES PAID
                                 (%)
----------------------------------------------
Mutual Beacon Fund                   0.60
----------------------------------------------
Mutual Discovery Fund                0.80
----------------------------------------------
Mutual European Fund                 0.80
----------------------------------------------
Mutual Financial Services Fund       0.80
----------------------------------------------
Mutual Qualified Fund                0.60
----------------------------------------------
Mutual Shares Fund/1                 0.59
----------------------------------------------

1. The expense information has been restated to reflect manangement fees that went into effect as of July 1, 2004.

Management fees payable annually by each Fund to the manager for its services, as a percentage of average daily net assets, effective as of July 1, 2004, are:

BEACON AND QUALIFIED FUNDS

o 0.60 of the value of net assets up to and including $5 billion
o 0.57 of the value of net assets over $5 billion up to and including $7 billion
o 0.55 of the value of net assets over $7 billion up to and including
  $10 billion
o 0.54 of the value of net assets over $10 billion

DISCOVERY FUND

o 0.80 of the value of net assets up to and including $4 billion
o 0.77 of the value of net assets over $4 billion up to and including $7 billion
o 0.75 of the value of net assets over $7 billion up to and including
  $10 billion
o 0.73 of the value of net assets over $10 billion

EUROPEAN AND FINANCIAL SERVICES FUNDS

o 0.80 of the value of net assets up to and including $1 billion
o 0.77 of the value of net assets over $1 billion up to and including $2 billion
o 0.75 of the value of net assets over $2 billion up to and including $5 billion
o 0.73 of the value of net assets over $5 billion

MUTUAL SHARES FUND

o 0.60 of the value of net assets up to and including $5 billion
o 0.57 of the value of net assets over $5 billion up to and including
  $10 billion
o 0.55 of the value of net assets over $10 billion up to and including
  $15 billion
o 0.53 of the value of net assets over $15 billion up to and including
  $20 billion
o 0.51 of the value of net assets over $20 billion

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

   o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and

   o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC and the Fund Board have not yet approved the distribution plan pertaining to the SEC's December Order. When approved, disbursements of settlement monies under the SEC's December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC's August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to make a distribution from its net investment income twice each calendar year. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital gain dividends. See the discussion below for "Non-U.S. investors." Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 20th at the Fund's current NAV of $10 per share, and the Fund makes a distribution on December 21st of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), a portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale. An exchange of your shares in one class in the Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund during calendar years 2005 through 2007.

In the months immediately following the enactment of this new law, questions were raised concerning the application of these rules to regulated investment companies and their shareholders. In November, 2004, the Investment Company Institute, on behalf of all of its members (including Franklin Templeton Investments) requested that the Department of the Treasury resolve technical issues concerning the ability of funds to designate and pay interest-related and short-term capital gain dividends to its non-U.S. investors (subject to exemption from withholding for these investors). As of March 1, 2005, that guidance was still not forthcoming. Until the Department of the Treasury or the Internal Revenue Service issues additional guidance and the Fund has had sufficient time to be able to make the necessary system changes to implement this guidance, these new exemptions for interest-related and short-term capital gain dividends paid by the Fund to non-U.S. investors may be subject to over withholding. In this case, non-U.S. investors' only recourse may be to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

Due to the lack of guidance concerning the allocation issues mentioned above, the Fund might experience similar difficulties in assisting the estates of nonresident decedents in determining the portion of their Fund shares subject to U.S. estate tax during the period of time in which this guidance is pending.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from a Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

As global value funds and subject to certain restrictions, any foreign taxes that the Mutual Discovery Fund or the Mutual European Fund pay on their investments may be passed through to you as a foreign tax credit.

FINANCIAL HIGHLIGHTS

These tables present the financial performance for Class Z for the past five years. Certain information reflects financial results for a single Fund share. The total returns in these tables represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

MUTUAL BEACON FUND
CLASS Z                                      YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------
                                2004     2003      2002     2001      2000
---------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            14.40    11.31     13.05    13.38     13.84
                           ------------------------------------------------
   Net investment income/1     .30       .19      .23       .21      .22
   Net realized and
   unrealized gains            1.76     3.13     (1.66)     .60      1.62
   (losses)
                           ------------------------------------------------
Total from investment
operations                   2.06      3.32    (1.43)     .81      1.84
                           ------------------------------------------------
  Dividends from net
  investment income          (.37)    (.23)     (.20)    (.20)     (.44)
  Distributions from net
  realized gains             (.15)      -       (.11)    (.94)    (1.86)
                           ------------------------------------------------
Total distributions          (.52)    (.23)     (.31)    (1.14)   (2.30)
                           ------------------------------------------------
Redemption fees               -/2        -         -        -         -
                           ------------------------------------------------
Net asset value, end of      15.94    14.40     11.31    13.05     13.38
year
                           ------------------------------------------------
Total return (%)             14.52    29.44    (11.05)    6.11     14.33

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1 million)              3,359    3,112     2,572    3,091     3,042
Ratios to average net
assets: (%)*
  Expenses/3                   .83       .86      .80       .79      .81
  Expenses, excluding
  waiver and payments by       .83      .86       .80      .79       .83
  affiliate/3
  Net investment income       1.99     1.48      1.88     1.47      1.55
Portfolio turnover rate      29.17    49.61     52.27    55.25     62.11
(%)

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                    .82      .83       .79      .78       .78
  Expenses, excluding
  waiver and payments by      .82      .83       .79      .78       .80
  affiliate

1. Based on average daily shares outstanding. 2. Amount is less than $0.001 per share.
3. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


MUTUAL QUALIFIED FUND
CLASS Z                                      YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------
                             2004      2003     2002      2001      2000
---------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            17.88    13.95     16.49     16.61    16.91
                           ------------------------------------------------
   Net investment income/1     .37       .20      .28       .23       .24
   Net realized and
   unrealized gains           2.56     4.04     (2.34)     1.12      1.99
   (losses)
                           ------------------------------------------------
Total from investment
operations                    2.93     4.24     (2.06)     1.35      2.23
                           ------------------------------------------------
  Dividends from net
  investment income          (.39)    (.31)     (.26)     (.20)    (.55)
  Distributions from net
  realized gains             (.93)      -       (.22)    (1.27)    (1.98)
                           ------------------------------------------------
Total distributions         (1.32)    (.31)     (.48)    (1.47)    (2.53)
                           ------------------------------------------------
Redemption fees               -/2        -         -         -        -
                           ------------------------------------------------
Net asset value, end of      19.49    17.88     13.95     16.49    16.61
year
                           ------------------------------------------------
Total return (%)             16.64    30.50    (12.70)    8.21     14.25

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1 million)              3,420    3,103     2,504     3,022    2,921
Ratios to average net
assets: (%)*
   Expenses/3                   .82       .85      .80       .80       .80
  Expenses, excluding
  waiver and payments by
  affiliate/3                  .82      .85       .80       .80      .83
   Net investment income      2.01     1.34      1.81      1.29     1.43
Portfolio turnover rate      37.61    49.70     51.24     52.64    54.73
(%)

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                    .81      .82       .79       .79      .78
  Expenses, excluding
  waiver and payments by
  affiliate                   .81      .82       .79       .79      .81

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


MUTUAL SHARES FUND
CLASS Z                                      YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------
                                2004     2003      2002     2001      2000
---------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            20.99    16.84     19.44    19.79     20.43
                           ------------------------------------------------
   Net investment income/1     .35      .24       .33      .29       .34
   Net realized and
   unrealized gains           2.52     4.23     (2.42)     .95      2.23
   (losses)
                           ------------------------------------------------
Total from investment
operations                    2.87     4.47     (2.09)     1.24     2.57
                           ------------------------------------------------
  Dividends from net
  investment income          (.39)    (.32)     (.25)    (.24)     (.70)
  Distributions from net
  realized gains             (.42)      -       (.26)    (1.35)   (2.51)
                           ------------------------------------------------
Total distributions          (.81)    (.32)     (.51)    (1.59)   (3.21)

                           ------------------------------------------------
Redemption fees               -/2        -         -        -         -
                           ------------------------------------------------
Net asset value, end of      23.05    20.99     16.84    19.44     19.79
year
                           ------------------------------------------------
Total return (%)             13.89    26.62    (10.89)    6.32     13.83
~
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1 million)              7,241    5,782     4,586    5,465     5,359
Ratios to average net
assets: (%)*
   Expenses/3                   .81       .84      .79       .78      .79
  Expenses, excluding
  waiver and payments by
  affiliate/3                   .81      .84       .79      .78       .82
   Net investment income       1.62     1.28      1.79     1.40      1.69
Portfolio turnover rate       33.22    54.65     51.22    52.98     63.22
(%)
*Ratios to average net
assets, excluding
dividend expense on
securities sold short: (%)
  Expenses                    .80      .81       .78      .77       .76
  Expenses, excluding
  waiver and payments by
  affiliate                   .80      .81       .78      .77       .79

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


MUTUAL DISCOVERY FUND
                        CLASS Z YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------

                              2004      2003     2002       2001      2000
-----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             20.81    16.16     18.19     18.93     21.10
                            -------------------------------------------------
   Net investment income/1      .41       .28      .33        .37       .36
   Net realized and
   unrealized gains            3.58     4.80     (1.96)      (.14)     2.14
   (losses)
                            -------------------------------------------------
Total from investment
operations                    3.99      5.08    (1.63)      .23       2.50
                            -------------------------------------------------
  Dividends from net
  investment income           (.54)    (.43)     (.32)     (.34)     (.63)
  Distributions from net
  realized gains                -        -       (.08)     (.63)     (4.04)
                            ------------------------------------------------
Total distributions           (.54)    (.43)     (.40)     (.97)     (4.67)
                            ------------------------------------------------
Redemption fees                -/2        -         -         -         -
                            ------------------------------------------------
Net asset value, end of       24.26    20.81     16.16     18.19     18.93
year
                            -------------------------------------------------
Total return (%)              19.39    31.55    (9.06)      1.26     12.59

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1 million)                  2,579    2,168     1,674     1,931     2,011
Ratios to average net
assets: (%)*
   Expenses/3                  1.07     1.11      1.04      1.04      1.05
  Expenses, excluding
  waiver and payments by       1.07     1.11      1.04      1.04      1.07
  affiliate/3
   Net investment income       1.87     1.55      1.88      1.93      1.64
Portfolio turnover rate (%)   34.34    46.34     40.95     59.32     75.34

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                    1.06      1.08     1.03       1.02      1.02
  Expenses, excluding
  waiver and payments by      1.06      1.08     1.03       1.02      1.04
  affiliate

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


MUTUAL FINANCIAL SERVICES FUND
CLASS Z                                      YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------

                                2004      2003     2002       2001      2000
-----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                      20.06     15.92    16.64     16.33      13.05
                            -------------------------------------------------
  Net investment income/1      .34       .23      .25       .24       .23
  Net realized and
  unrealized gains (losses)   2.70      4.58     (.26)     1.71      3.87
                             ------------------------------------------------
Total from investment
operations                    3.04     4.81     (.01)      1.95      4.10
                            -------------------------------------------------
  Dividends from net
  investment income          (.32)     (.24)    (.28)     (.23)      (.24)
  Distributions from net
  realized gains             (2.33)    (.43)    (.43)     (1.41)     (.58)
                            -------------------------------------------------
Total distributions          (2.65)    (.67)    (.71)     (1.64)     (.82)

                            -------------------------------------------------
Redemption fees                -/2        -        -         -          -
                            ------------------------------------------------
Net asset value, end of      20.45     20.06    15.92     16.64      16.33
year
                            -------------------------------------------------
Total return (%)             15.62     30.23    (.27)     12.31      32.29

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                    166,175   151,918  104,658    96,936    80,051
Ratios to average net
assets: (%)*
  Expenses/3                   1.10      1.13     1.09      1.10       1.24
  Expenses, excluding
  waiver and payments by       1.10      1.13     1.09      1.10       1.24
  affiliate/3
  Net investment income        1.65      1.28     1.47      1.43       1.65
Portfolio turnover rate (%)   38.40     25.78    40.17     83.41      53.65

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                    1.09     1.11      1.09      1.09      1.23
  Expenses, excluding
  waiver and payments by      1.09     1.11      1.09      1.09      1.23
  affiliate

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


MUTUAL EUROPEAN FUND
CLASS Z                           YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------
                              2004    2003    2002      2001    2000
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                      16.79    12.97   14.43   15.52   16.89
                            -----------------------------------------
Net investment income/1        .37      .32     .27     .35     .35
  Net realized and
  unrealized gains            3.21     3.93   (1.38)  (1.08)   1.98

                            -----------------------------------------
Total from investment
operations                    3.58    4.25   (1.11)   (.73)   2.33
                            -----------------------------------------

  Dividends from net
  investment income          (.60)    (.43)   (.25)   (.32)   (.54)
  Distributions from net
  realized gains             (.02)      -     (.10)   (.04)  (3.16)
                            -----------------------------------------
Total distributions          (.62)    (.43)   (.35)   (.36)  (3.70)
                            -----------------------------------------
Redemption fees                -/2      -/2       -       -       -
                            -----------------------------------------
Net asset value, end of      19.75    16.79   12.97   14.43   15.52
year
                            -----------------------------------------
Total return (%)             21.58    32.84  (7.71)  (4.74)   14.46

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                    650,547  498,667  376,828  448,732  577,663
Ratios to average net
assets: (%)*
  Expenses/3                   1.07     1.08    1.05    1.05    1.03
  Expenses, excluding
  waiver and payments by       1.07     1.08    1.05    1.05    1.04
  affiliate/3
  Net investment income        2.10     2.19    1.88    2.27    1.93
Portfolio turnover rate (%)   33.11    52.33   29.86   52.15  111.83

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses                    1.07    1.08    1.04    1.04    1.03
  Expenses, excluding
  waiver and payments by      1.07    1.08    1.04    1.04    1.04
  affiliate

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Class Z shares of the Funds.

o Current shareholders who owned shares of any Mutual Series Fund on October 31, 1996, and their immediate family members residing at the same address

o Partnership shareholders who owned shares of any Mutual Series Fund on October 31, 1996, whether or not they are listed on the registration

o Corporate shareholders who owned shares of any Mutual Series Fund on October 31, 1996, using the same registration, or new companies of such corporate shareholders that have been reorganized into smaller, independent companies

o Shareholders who owned shares of any Mutual Series Fund through a broker-dealer or service agent omnibus account on October 31, 1996

o Employees who owned shares of any Mutual Series Fund through an employer-sponsored retirement plan on October 31, 1996, and who wish to open new individual Class Z accounts in their own names

The investors listed above may buy Class Z shares subject to the following minimum investment requirements:

MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans     no minimum
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------

The following investors also may qualify to buy Class Z shares of the Funds.

o A registered investment advisor (RIA) who buys through a broker-dealer or trust company sponsored mutual fund trading platform on behalf of clients who have entered into a comprehensive fee or other advisory fee arrangement with the RIA, provided that the RIA is not an affiliated or associated person of the firm sponsoring the mutual fund trading platform and such broker has entered into an agreement with Distributors that authorizes the sale of Fund shares through the trading platform. Minimum initial investment: $100,000 for an individual client or $250,000 for multiple clients.

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).


o Each series of the Franklin Templeton Fund Allocator Series. Minimum initial investment: $1,000.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, the Franklin Floating Rate Trust and the Franklin Mutual Recovery Fund. They do not include the Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Investors buying shares with redemption proceeds from a sale of Class Z shares if reinvested within 90 days of the redemption date. For investors who owned shares of any Mutual Series Fund on October 31, 1996, the 90 day requirement does not apply. No initial minimum investment.

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition, or exchange offer or other business combination transaction. No initial minimum investment.

o Accounts managed by Franklin Templeton Investments. No initial minimum investment.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with retirement plan assets of $100 million or more, or (ii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. No initial minimum investment.

o Trust companies and bank trust departments investing in Franklin Templeton funds assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum initial investment:
   $1 million.

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o Individual investors. Minimum initial investment: $5 million. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation. Minimum initial investment: $5 million. For minimum investment purposes accounts eligible for cumulative quantity discount or under a letter of intent may combine all eligible shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.


BUYING SHARES

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 64). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
---------------------------------------------------------------------
                        OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------


THROUGH YOUR            Contact your           Contact your investment
INVESTMENT              investment             representative
REPRESENTATIVE          representative
---------------------------------------------------------------------
                        If you have another    Before requesting a
                        Franklin Templeton     telephone or online
BY PHONE/ONLINE         fund account with      purchase into an
                        your bank account      existing account, please
(Up to $100,000         information on file,   make sure we have your
per shareholder         you may open a new     bank account information
per day)                account by phone. At   on file. If we do not
                        this time, a new       have this information,
1-800/448-FUND or       account may not be     you will need to send
1-800/632-2301          opened online.         written instructions
                                               with your bank's name
franklintempleton.com   To make a same day     and address and a voided
                        investment, your       check or savings account
NOTE: (1) CERTAIN       phone order must be    deposit slip. If the
ACCOUNT TYPES ARE       received and accepted  bank and Fund accounts
NOT AVAILABLE FOR       by us by 1:00 p.m.     do not have at least one
ONLINE ACCOUNT          Pacific time or the    common owner, your
ACCESS AND (2) THE      close of the New York  written request must be
ABOVE AMOUNT MAY        Stock Exchange,        signed by ALL fund AND
BE HIGHER FOR           whichever is earlier.  bank account owners, and
MEMBERS OF THE                                 each individual must
FRANKLIN TEMPLETON                             have his or her
VIP SERVICESTM.                                signature guaranteed.
PLEASE SEE PAGE 67
FOR MORE                                       To make a same day
INFORMATION                                    investment, your phone
REGARDING                                      or online order must be
ELIGIBILITY.                                   received and accepted by
                                               us by 1:00 p.m. Pacific
                                               time or the close of the
                                               New York Stock Exchange,
                                               whichever is earlier.
---------------------------------------------------------------------
                        Make your check        Make your check payable
                        payable to the Fund.   to the Fund. Include
                                               your account number on
BY MAIL                 Mail the check and     the check.
                        your signed
                        application to         Fill out the deposit
                        Investor Services.     slip from your account
                                               statement. If you do
                                               not have a slip,
                                               include a note with
                                               your name, the
                                               Fund name, and your
                                               account number.

                                               Mail the check and
                                               deposit slip or
                                               note to Investor
                                               Services.
---------------------------------------------------------------------
                        Call to receive a      Call to receive a wire
BY WIRE                 wire control number    control number and wire
                        and wire               instructions.
1-800/632-2301          instructions.
(or 1-650/312-2000                             To make a same day wire
collect)                Wire the funds and     investment, the wired
                        mail your signed       funds must be received
                        application to         and accepted by us by
                        Investor Services.     1:00 p.m. Pacific time
                        Please include the     or the close of the New
                        wire control number    York Stock Exchange,
                        or your new account    whichever is earlier.
                        number on the
                        application.

                        To make a same day
                        wire investment, the
                        wired funds must be
                        received and accepted
                        by us by 1:00 p.m.
                        Pacific time or the
                        close of the New York
                        Stock Exchange,
                        whichever is earlier.
---------------------------------------------------------------------
                        Call Shareholder       Call Shareholder
                        Services at            Services at
BY EXCHANGE             1-800/632-2301, or     1-800/632-2301, or send
                        send signed written    signed written
franklintempleton.com   instructions. You      instructions. You
                        also                   also may place an
                        may place an online    online exchange
                        exchange order.        order. The automated
                                               telephone system
                        (Please see page 71    cannot be used to
                        for information on     open a new account.
                        exchanges.)

                                               (Please see page
                                               71 for information
                                               on exchanges.)
---------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
              OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                              FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services           1-800/632-2301
Advisor Services               1-800/524-4040
Retirement Services            1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the associated risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND
WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program. SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Funds against potential claims based on the instructions received.

The above amount may be higher for members of the Franklin Templeton VIP ServicesTM. Please see page 67 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
----------------------------------------------------------
                        TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------


THROUGH YOUR            Contact your investment
INVESTMENT              representative
REPRESENTATIVE
----------------------------------------------------------
                        Send written instructions and
                        endorsed share certificates (if you
BY MAIL                 hold share certificates) to Investor
                        Services. Corporate, partnership or trust accounts may need to send additional documents.

                        Specify the Fund, the account number
                        and the dollar value or number of
                        shares you wish to sell. Be sure to
                        include all necessary signatures and
                        any additional documents, as well
                        as signature guarantees if required.

                        A check will be mailed to the
                        name(s) and address on ~~the account,
                        or otherwise according
                        to your written instructions.
----------------------------------------------------------
                        As long as your transaction is for
BY PHONE/ONLINE         $100,000 or less, you do not hold
                        share certificates and you have not
1-800/632-2301          changed your address by phone or
                        online within the last 15 days, you
franklintempleton.com   can sell your shares by phone or
                        online. The above amount may be higher
                        for members of the Franklin Templeton
                        VIP ServicesTM. Please see page 67 for
                        more information regarding eligibility.

                        A check will be mailed to the name(s)
                        and address on the account. Written
                        instructions, with a signature guarantee,
                        are required to send the check to
                        another address or to make
                        it payable to another person.
----------------------------------------------------------
                        You can call, write, or visit us
                        online to have redemption proceeds
BY ELECTRONIC FUNDS     sent to a bank account. See the
TRANSFER (ACH)          policies at left for selling shares
                        by mail, phone, or online.

                        Before requesting to have redemption
                        proceeds sent to a bank account, please
                        make sure we have your bank account
                        information on file. If we do not have
                        this information, you will need to send
                        written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                        If we receive your request in proper
                        form by 1:00 p.m. Pacific time, proceeds
                        sent by ACH generally will be
                        available within two to three business days.
----------------------------------------------------------

                        Obtain a current prospectus for the fund
                        you are considering.
BY EXCHANGE             Prospectuses are available online at
                        franklintempleton.com.

                        Call Shareholder Services at the number
                        below or send signed written instructions.
                        You also may place an exchange order
                        online. See the policies at left for selling shares by mail, phone, or online.

                        If you hold share certificates, you will
                        need to return them to the Fund before your
                        exchange can be processed.
----------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
              OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                              FRANKLINTEMPLETON.COM

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares within Class Z, or for Advisor Class shares of another Franklin Templeton fund if you otherwise qualify to buy that fund's Advisor Class. You also may exchange your Class Z shares for Class A shares of other Franklin Templeton funds without any sales charges*.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of a Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board of directors has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in these Funds or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of a Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by Asset Allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While each Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, each Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since each Fund may invest significantly in foreign securities, it may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Fund's international portfolio securities trade and the time as of which the Fund's NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund's NAV. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation of Foreign Securities - Potential Impact of Time Zones and Market Holidays").

Since each Fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), it may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund's net asset value and the latest indications of market values for those securities. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fair Valuation - Individual Securities").

The Funds are currently using several methods to reduce the risks associated with market timing. These methods include:

      o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
      o assessing a redemption fee for short-term trading;
      o monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted;
      o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.


Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that a Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While each Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and each Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to a Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a Fund. Each Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in a Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. Each Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona-fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, a Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), a Fund may not know:
(1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

Each Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share (NAV) is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Since each Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. Each Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Funds' pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S.
EQUIVALENT VALUE

A Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES
AND MARKET HOLIDAYS

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Fund's board, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund's fair value procedures established and approved by the Funds' board of directors.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 65).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow each Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give a Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;
o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;
o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
o  Purchase Fund shares by debiting a bank account that may be owned by you; and
o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Class Z shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin
Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME       TELEPHONE NUMBER  THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
Automated Telephone   1-800/632-2301    (around-the-clock access)
System                1-800/524-4040
                      1-800/527-2020


FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

GAIN FROM OUR PERSPECTIVE(R)


Investment Company Act file #811-5387                               MS PZ 05/05
















































FRANKLIN MUTUAL SERIES FUND INC.

MUTUAL BEACON FUND - CLASS A, B & C
MUTUAL FINANCIAL SERVICES FUND - CLASS A, B & C
MUTUAL QUALIFIED FUND - CLASS A, B & C
MUTUAL SHARES FUND - CLASS A, B, C & R
MUTUAL DISCOVERY FUND - CLASS A, B, C & R
MUTUAL EUROPEAN FUND - CLASS A, B &
C



STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2005

[Insert Franklin Templeton Investments logo]

P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in Franklin Mutual Series Fund Inc.'s (Mutual Series) Annual Report to Shareholders, for the fiscal year ended December 31, 2004, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks .............. 2
Officers and Directors ................... 21
Proxy Voting Policies and Procedures ..... 27
Management and Other Services ............ 28
Portfolio Transactions ................... 34
Distributions and Taxes .................. 36
Organization, Voting Rights
 and Principal Holders ................... 40
Buying and Selling Shares ................ 42
The Underwriter .......................... 48
Performance .............................. 51
Miscellaneous Information ................ 55

-------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF
   THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS
   OF PRINCIPAL.

-------------------------------------------------------------------

                                                       MS SAI 05/05
GOALS, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

FUNDAMENTAL INVESTMENT POLICIES

Other than Mutual Discovery Fund, each Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Their secondary goal is income. Mutual Discovery Fund's investment goal is capital appreciation.

The Funds' fundamental investment restrictions are as follows:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission (SEC) and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the Investment Company Act of 1940, as amended (1940 Act), which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes).

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry).

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

The term prospectus as referenced in restriction 7 includes this SAI.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases used in the prospectus or this SAI may be used in descriptions of Fund investment policies and strategies to give investors a general sense of a Fund's level of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If a Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not intended to be precise, nor are they limitations unless specifically stated as such in the Funds' prospectus or elsewhere in this SAI.

The value of your shares in a Fund will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by a Fund. In addition to the factors that affect the value of any particular security that a Fund owns, the value of a Fund's shares may also change with movements in the stock and bond markets as a whole.

The Funds invest primarily in equity securities, including securities convertible, exchangeable for, or expected to be exchanged into common stock (including convertible preferred and convertible debt securities [convertible securities]). There are no limitations on the percentage of a Fund's assets that may be invested in equity securities, debt securities, or convertible securities. The Funds reserve freedom of action to invest in these securities in such proportions as the manager deems advisable. In addition, the Funds also may invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

The general investment policy of each Fund is to invest in securities if, in the opinion of the manager, they are available at prices less than their intrinsic value, as determined by the manager after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow potential, long-term earnings, and multiples of earnings. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. The manager examines each security separately and does not apply these factors according to any predetermined formula. The manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by a Fund.

Although Beacon, Qualified, Mutual Shares, Discovery and European Funds have identical basic fundamental investment restrictions, and Beacon, Financial Services, Qualified, Mutual Shares, and European Funds have identical investment goals, the manager seeks to retain certain historical differences among the Funds.

Although the Funds may invest in securities of companies of any size, Beacon, Qualified, Mutual Shares and Discovery Funds generally have invested substantially in larger and medium size companies with market capitalizations in excess of $1.5 billion. Financial Services and European Funds, on the other hand, tend to invest proportionately more of their assets in smaller size companies than the other Funds. Beacon and Mutual Shares Funds may invest a significant portion (up to 35%) of their assets in foreign securities, Financial Services and Qualified Funds may also invest a significant portion (up to, but less than, 50%) of their assets in foreign securities, and Discovery Fund may invest up to 100% of its assets in foreign securities. Mutual Discovery Fund may also invest up to 10% of its assets in securities of emerging market countries.

Generally, Financial Services and European utilize the same investment philosophy as the other Funds, but Financial Services invests primarily in securities of financial services companies and European invests primarily in European securities.

Qualified originally was intended for purchase by pension and profit sharing plans and other non-tax paying entities. Therefore, its portfolio was intended to have greater flexibility due to the reduced concerns about the tax effects on shareholders. The manager expects that the securities it will purchase for Qualified will satisfy this goal, depending on market conditions and any changes in tax law. Currently, however, Qualified operates in the same fashion as Beacon and Shares. Allocation of investments among the Funds depends upon, among other things, the amount of cash in, and relative size of, each Fund's portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one Fund.

The Funds may invest in any industry although no Fund will concentrate its investments in any industry except Financial Services. Financial Services concentrates its investments in the financial services industry by investing, under normal market conditions, at least 80% of its net assets in securities of financial services companies.

The Funds may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (Nasdaq) national market system or in any domestic or foreign over-the-counter (OTC) market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The Nasdaq national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Many companies whose securities are traded on the Nasdaq national market system are smaller than the companies whose securities are traded on a securities exchange. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities. In addition, each Fund may purchase securities through private placements or in other private transactions.

The following is a description of the various types of securities the Funds may buy and techniques they may use.

BORROWING While the Funds are permitted to borrow under certain circumstances, as described under "Fundamental Investment Policies" above, under no circumstances will a Fund make additional investments while any amounts borrowed exceed 5% of the Fund's total assets.

CASH EQUIVALENT INVESTMENTS are investments in certain types of short-term debt securities. A Fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. The Funds' cash equivalent investments are typically made in obligations issued or guaranteed by the U.S. or other governments, their agencies or instrumentalities and high-quality commercial paper issued by banks, corporations or others. Commercial paper consists of short-term debt securities which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

CONVERTIBLE SECURITIES are debt securities, or in some cases preferred stock, that have the additional feature of converting into, exchanging or expecting to be exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the possibility of becoming a common stockholder in the future. A convertible security's value normally reflects changes in the company's underlying common stock value.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security tends to be senior to the issuer's common stock, but subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the issuer issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the market price of the convertible security is less than the conversion price, the issuer may pay out cash instead of common stock.

DEBT SECURITIES A debt security typically has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities also may increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value per share.

The Funds may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments and their agencies and instrumentalities. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which the Funds may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service (Moody's). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. Each Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BB or lower by S&P or Ba or lower by Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C" and by S&P is "D." Debt securities with a D rating are in default as to the payment of principal or interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security, but will not generally result in an automatic sale of the security.

The Funds generally will invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the manager's opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in the manager's investment decision-making process. Historically, the Funds have invested in debt securities issued by domestic or foreign companies (i) that are involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) ("Risk Arbitrage Securities"), and (ii) that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy ("Distressed Companies"), because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, the Funds generally purchase these debt securities at discounts to the original principal amount. Such debt typically ranks senior to the equity securities of Distressed Companies and may offer the potential for capital appreciation and additional investment opportunities.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES. The Funds have historically invested in securities of Distressed Companies when the intrinsic values of such securities have, in the opinion of the manager, warranted such investment. The Funds may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." Corporate debt securities rated Baa are regarded by Moody's as subject to moderate credit risk and are considered medium grade obligations. As such, they may possess certain speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as exhibiting adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Companies issuing lower rated higher yielding debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume.

Corporate debt securities that are rated B are regarded by Moody's as speculative and are subject to high credit risk. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P as having significant speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation and CC and C the two highest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing.

The Funds also will invest in unrated securities. The Funds will rely on the manager's judgment, analysis and experience in evaluating such debt securities. In this evaluation, the manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. The manager also may consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the manager monitors the issuers of corporate debt securities held in the Funds' portfolios. The credit rating assigned to a security is a factor considered by the manager in selecting a security for a Fund, but the intrinsic value in comparison to market price and the manager's analysis of the fundamental values underlying the issuer are generally of greater significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each Fund of its investment objective when investing in such securities is dependent on the credit analysis of the manager. If the Funds purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, also may affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a Fund's portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in a Fund's portfolio and thus could have an effect on the net asset value of the Fund if other types of securities did not show offsetting changes in values. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than previously quoted market prices. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit a Fund's ability to sell securities in response to specific economic events or to meet redemption requests. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in a Fund failing to qualify as a pass-through entity under the Internal Revenue Code of 1986, as amended (Code). Investment in such securities also involves certain other tax considerations.

The manager values the Funds' investments pursuant to guidelines adopted and periodically reviewed by the Funds' board. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the manager to accurately value such securities may be adversely affected. Further, it may be more difficult for a Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in a Fund's portfolio, the responsibility of the manager to value the Fund's securities becomes more difficult and the manager's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that a Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Also, a Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A of the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the board under applicable guidelines.

DEPOSITARY RECEIPTS Each Fund may invest in securities commonly known as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) of non-U.S. issuers. Such depositary receipts are interests in a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs may have certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are often easily transferable and for which market quotations are generally readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

Depositary receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally are either common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy an equity security at a given time for specified price.

SMALLER COMPANIES. The Funds may invest in securities issued by smaller companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES The Funds, particularly European and Discovery Funds, may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Such investments involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions.

Since each Fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in a Fund's portfolio. When deemed advantageous to the Funds, the manager may attempt, from time to time, to reduce such risk, known as "currency risk," by using an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described on page 8. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which a Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring a Fund to pay significant amounts, if not all, of the value of the Fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the Funds', money in the particular country, with no ability to have the money returned to the United States.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each Fund's foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Funds may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

EMERGING MARKETS INVESTMENTS. Investments by the Mutual Discovery Fund in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which the Mutual Discovery Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

HEDGING AND INCOME TRANSACTIONS The Funds may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to a Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the Funds may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the Funds will primarily engage in forward foreign currency exchange contracts. However, the Funds also may engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures. In addition, the Funds may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts (collectively, all of the above are called Hedging Transactions).

Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect a Fund's gains in the value of portfolio securities which have not yet been sold;
(iii) to facilitate the sale of certain securities for investment purposes; and
(iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by the manager. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the investment manager's expertise in utilizing such techniques. The ability of a Fund to utilize Hedging Transactions successfully cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, including the segregation of assets by proper notation on the books of the Fund or the Fund's custodian bank. Hedging Transactions involving futures and options on futures will be purchased, sold or entered into generally for hedging, risk management or portfolio management purposes.

The various techniques described above as Hedging Transactions also may be used by the Funds for non-hedging purposes. For example, these techniques may be used to produce income to a Fund where the Fund's participation in the transaction involves the payment of a premium to the Fund. A Fund also may use a Hedging Transaction if the manager has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of a Fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

Hedging Transactions, whether entered into as a hedge or for income, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction;
(ii) illiquidity; and (iii) to the extent the manager's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation a Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a Fund to hold a security it might otherwise sell.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to a Fund because the Fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions also may reduce a Fund's total return to investors.

When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

CURRENCY TRANSACTIONS. Each Fund may from time to time engage in currency transactions with securities dealers, financial institutions or other parties (each a Counterparty and collectively, Counterparties) in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement between a Fund and, typically, a brokerage firm, bank or other institutional party, to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. In some currency swap agreements, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

A Fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent these swaps are entered into for good faith hedging purposes, the manager and the Funds believe such obligations are not senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis. To limit potential leveraging of the Fund's portfolio, the Fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, a Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent a Fund enters into swap agreements for good faith hedging purposes and the Fund's swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund's segregated assets procedures. The manager and the Funds believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Funds' segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Funds' borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

The risk of loss to a Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to a Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk of the inability or refusal to perform such agreement by the counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the manager. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The Funds will limit their dealings in forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure if the Fund's exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

Each Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency Hedging Transaction, the Fund will comply with the asset segregation requirements described above.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions also can result in a Fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the Fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets by appropriate notation on the books of the Fund or its custodian, as described below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (OTC options). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to Counterparties through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are negotiated by the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Funds will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any NRSRO or which the manager determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options also can provide income.

Each Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Funds must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

FUTURES. The Funds may enter into financial and other futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument or other commodity called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Funds' use of futures and options on futures will be consistent with applicable regulatory requirements and, in particular, the rules of the Commodity Futures Trading Commission and such transactions will be entered into only for hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract, requires a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

A Fund will only enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would not exceed 5% of the Fund's total current asset value; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

COMBINED TRANSACTIONS. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and currency transactions (each individually a Transaction and collectively in combinations of two or more, Combined Transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SEGREGATION OF ASSETS. Many Hedging Transactions, in addition to other requirements, require that the Funds segregate liquid assets by proper notation on their books or on the books of their custodian bank to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated by proper notation on the Fund's books or on the books of the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

A currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Funds also may enter into offsetting transactions so that a combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

ILLIQUID SECURITIES An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which a Fund has valued the security and carries such value on its financial statements. Examples of illiquid securities include most private placements and other restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. The Funds may not purchase an illiquid security if, at the time of purchase, the Fund would have more than 15% of its net assets invested in such securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS From time to time, the Funds may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of Distressed Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Funds generally make investments in the types of debt described above, which typically have ceased paying interest, to achieve capital appreciation, rather than to seek income.

The Funds also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The length of time remaining until maturity on the Indebtedness is one factor the manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Funds purchase loans from national and state chartered banks as well as foreign banks. The Funds normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Funds also may purchase trade claims and other direct obligations or claims (Trade Claims) of Distressed Companies. Indebtedness, Participations and Trade Claims may be illiquid as described on page 14.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Funds, must rely on the financial institution issuing or acting as agent with respect to the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Funds take on the risk as to the creditworthiness of any bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When a Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

INVESTMENT COMPANY SECURITIES Each Fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a Fund's purchase of another investment company's voting securities to three percent (3%) of the other investment company's securities, no more than five percent (5%) of the Fund's assets in any single investment company's securities and no more than ten percent (10%) of the Fund's assets in all investment company securities.

Investors should recognize that a Fund's purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as a Fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan, but no Fund presently anticipates loaning more than 5% of its portfolio securities. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

MORTGAGE-BACKED SECURITIES Each Fund may invest in securities representing ownership interests in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of a Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

Issuers of private mortgage securities are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets a Fund's quality standards. A Fund may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the manager determines that the securities meet the Fund's quality standards.

The mortgage securities in which the Funds invest differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., a Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS) AND MULTI-CLASS PASS-THROUGHS. CMOs may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by Freddie Mac, Fannie Mae or Ginnie Mae, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.

Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor to predict more accurately the pace at which principal is returned.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis.

Some of the CMOs in which the Funds may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the Fund may invest include mortgages backed by Ginnie Maes or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency or instrumentality.

DISTRESSED MORTGAGE OBLIGATIONS. The Funds also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the Fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a Fund steps into the shoes of the lender from a risk point of view.

As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a single or direct lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, a Fund could become part owner of such real estate. As an owner, a Fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a Fund would be able profitably to dispose of properties in foreclosure.

REAL ESTATE INVESTMENT TRUST (REIT) INVESTMENTS The Funds' equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

The Funds' investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including satisfying redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may invest up to 10% of its assets in repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

RULE 144A SECURITIES In addition to other privately placed unregistered securities, the Funds may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the board of directors has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the Funds may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY Certain provisions of the federal securities laws permit investment portfolios, including Financial Services, to invest in companies engaged in securities-related activities ("securities issuers") only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a Fund may purchase.

Each Fund, including Financial Services, also may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities (i.e. a securities issuer), if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, a Fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, a Fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

The Funds also are not permitted to acquire any security issued by the manager or any affiliated company (including Franklin Resources, Inc.). The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the Funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such Fund and any company controlled by such Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

ARBITRAGE SECURITIES AND SECURITIES OF DISTRESSED COMPANIES The Funds also seek to invest in Risk Arbitrage Securities and the securities of Distressed Companies. The Funds may from time to time participate in any such tender or exchange offers in which such companies are involved. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which each Fund may invest in Risk Arbitrage Securities or in Distressed Companies, no Fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the Funds' investments in Distressed Companies may include Indebtedness, Participations and Trade Claims, as further described on page 14.

SHORT SALES Each Fund may make short sales of securities, including "short sales against the box." In a short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When a Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund's obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund's custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to any differential between the replacement price and the price at which it sold the security short, its potential loss is theoretically unlimited. In some circumstances, the Fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower.

The Funds also may engage in "short sales against the box." In a short sale against the box, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In replacing the borrowed securities in the transaction, the Fund may either buy securities in the open market or use those in its portfolio.

Each Fund may engage in short sale transactions (other than short sales against the box) only if, after giving effect to such sales, the market value of all securities sold short does not exceed 5% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the outstanding securities of that class. The Funds may sell securities short against the box without limit.

Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a Fund replaces the borrowed security by buying the security in the securities markets, the Fund may pay more for the security than it has received from the purchaser in the short sale. A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest, or the economies of the countries where the Funds invest.

Temporary defensive investments generally may include short-term debt securities such as obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality commercial paper issued by banks or other U.S. and foreign issuers, as well as money market mutual funds. To the extent allowed by exemptions granted under the 1940 Act, and the Funds' other investment policies and restrictions, the manager also may invest the Funds' assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS Mutual Series' overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the manager will not make available to anyone non-public information with respect to the Funds' portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the manager releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of Mutual Series' portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as each Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) Mutual Series has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or Mutual Series' fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether Mutual Series has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and Mutual Series' chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to Mutual Series and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom Mutual Series has arrangements to provide portfolio holdings in advance of their release to the general public are:

o     Bloomberg, Capital Access, CDA (Thomson Financial), Factset,
      Fidelity Advisors, Lipper, Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;

o Service providers to Mutual Series that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for Mutual Series, including: CUSTODIAN
      Bank: Bank of New York; INDEPENDENT AUDITOR: Ernst & Young, LLP; OUTSIDE FUND LEGAL COUNSEL: Stradley Ronon Stevens & Young, LLP; and INDEPENDENT DIRECTORS COUNSEL: Wolf, Block, Schorr & Solis-Cohen, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co., and Institutional Shareholder Services; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.
o The recipient agrees not to trade on the nonpublic information received.
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does Mutual Series or any Franklin Templeton entity receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Funds' portfolio holdings release policy has been initially reviewed and approved by Mutual Series' board of directors and any material amendments shall also be reviewed and approved by the board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually, a report to the board of directors regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of Mutual Series that is served as a result of the exception.

-------------------------------------------------------------------
OFFICERS AND DIRECTORS

Mutual Series has a board of directors. Each director will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of Mutual Series who are responsible for administering the Funds' day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with Mutual Series, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                      NUMBER
                                      OF
                                      PORTFOLIOS
                                      IN FUND
                                      COMPLEX
                           LENGTH     OVERSEEN          OTHER
 NAME, AGE                 OF TIME    BY BOARD      DIRECTORSHIPS
AND ADDRESS   POSITION     SERVED     MEMBER*           HELD
-------------------------------------------------------------------
Edward I.     Director     Since     7                  None
Altman,                    1987
Ph.D. (63)
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY, Vice Director, NYU Salomon Center, Stern School of Business, New York University.
-----------------------------------------------------------------
Ann Torre     Director     Since     7         Independent
Grant (47)                 1994                Director, SLM
51 John F.                                     Corporation
Kennedy                                        (Sallie Mae) and
Parkway                                        Allied Capital
Short Hills,                                   Corporation
NJ 07078-2715                                  (financial
                                               services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
1995).
-----------------------------------------------------------------
Burton J.     Director     Since     12        Director,
Greenwald                  2002                Fiduciary
(75)                                           Emerging Markets
51 John F.                                     Bond Fund PLC,
Kennedy                                        Fiduciary
Parkway                                        International
Short Hills,                                   Ireland Limited
NJ 07078-2715                                  and William D.
                                               Witter, Inc.
                                               (investment
                                               adviser).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates; and management consultants to the financial services industry.
-----------------------------------------------------------------
Bruce A.      Director     Since     7         None
MacPherson                 1974
(75)
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson,  Inc., Canton, MA (representative for
electrical   manufacturers);   and  part  owner  McKinstry  Inc.,  Chicopee,  MA
(manufacturer of electrical enclosures).
-----------------------------------------------------------------
Fred R.       Director     Since     27        None
Millsaps (76)              1996
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------
Charles       Director     Since     12        None
Rubens II                  1998
(75)
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
-----------------------------------------------------------------
Leonard       Director     Since     12        None
Rubin (79)                 1996
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments);
and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
-----------------------------------------------------------------
Robert E.     Director     Director  12        Director, El Oro
Wade (59)     and          since               and Exploration
51 John F.    Chairman of  1991 and            Co., p.l.c.; and
Kennedy       the Board    Chairman            FORMERLY,
Parkway                    of the              Director, El Oro
Short Hills,               Board               Mining and
NJ 07078                   since               Exploration
                           March               Company, p.l.c
                           2005                and The
                                               Exploration
                                               Company, p.l.c.
                                               (until 2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
                                      NUMBER
                                      OF
                                      PORTFOLIOS
                                      IN FUND
                                      COMPLEX
                           LENGTH     OVERSEEN          OTHER
 NAME, AGE                 OF TIME    BY BOARD      DIRECTORSHIPS
AND ADDRESS   POSITION     SERVED     MEMBER*           HELD
-----------------------------------------------------------------
**William J.  Director     Since      18                None
Lippman (80)               1996
One Parker
Plaza, 9th
Floor
Fort Lee, NJ
07024-2920

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
**Anne M.     Director   Since    7           Director, Fortune
Tatlock (65)             2002                 Brands, Inc.
600 Fifth                                     (consumer
Avenue, 7th                                   products) and
Floor                                         Merck & Co. Inc.
New York, NY                                  (pharmaceuticals).
10020 - 2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
----------------------------------------------------------------
**David J.    Director,    Director  7                  None
Winters (43)  President    since
51 John F.    and Chief    2001,
Kennedy       Executive    President
Parkway       Officer -    since
Short Hills,  Investment   1999,
NJ 07078-2715 Management   and
                           Chief
                           Executive
                           Officer
                           -Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Philippe       Vice         Since     Not                Not Applicable
Brugere-Trelat President    March     Applicable
(55)                        2005
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078-2715

Principal Occupation During Past 5 Years:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and officer of seven of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
James M.      Chief        Since     Not                Not Applicable
Davis         Compliance   July      Applicable
(52)          Officer      2004
One
Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton
Investments; Director, Global Compliance, Franklin Resources,
Inc.; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since     Not               Not Applicable
Gambill (57)  President     2002      Applicable
500 East      and Chief
Broward       Executive
Blvd.         Officer
Suite 2100    -Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not                Not Applicable
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.;
officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust
(until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Since     Not                Not Applicable
Green (57)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin
Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin
Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton
Alternative Strategies, Inc., Franklin Templeton Investor
Services, LLC, Franklin Templeton Services, LLC, Franklin
Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc., and
officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District
of Massachusetts) (until 1979).
-----------------------------------------------------------------
Michael O.    Vice         Since     Not                Not Applicable
Magdol (67)   President -  2002      Applicable
600 Fifth     AML
Avenue        Compliance
Rockefeller
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary
Trust Company International; Director, FTI Banque, Arch
Chemicals, Inc. and Lingnan Foundation; and officer and/or
director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Michael       Treasurer    Since     Not                Not Applicable
Morantz                    July 2004 Applicable
(36)

500 East
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Murray L.     Vice         Since     Not                Not Applicable
Simpson (67)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing
Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000); and Director, Templeton Asset Management Ltd.
(until 1999).
-----------------------------------------------------------------
Galen G.      Chief        Since     Not                Not Applicable
Vetter (53)   Financial    2004      Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, Mutual Series adviser.

Mutual Series pays noninterested board members $52,500 per year plus a maximum of $2,000 per board or committee meeting attended and a retainer of $10,000 per year for the lead noninterested board member. The chairman of the Audit Committee is paid a retainer of $9,000 and each Audit Committee member is paid a retainer of $4,000. In 1993, the board approved a retirement plan that generally provides payments to directors who have served seven years and retire at age 70. At the time of retirement, board members are entitled to annual payments equal to one-half of the retainer in effect at the time of retirement. The plan does not cover board members whose terms of office began in 1996 or later. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by Mutual Series and by other funds in Franklin Templeton Investments.

                                                          NUMBER OF
                                                          BOARDS IN
                                        TOTAL FEES        FRANKLIN
                         TOTAL FEES     RECEIVED FROM     TEMPLETON
                         RECEIVED       FRANKLIN          INVESTMENTS ON
                         FROM MUTUAL    TEMPLETON         WHICH EACH
NAME                     SERIES/1 ($)   INVESTMENTS/2 ($) SERVES/3
------------------------------------------------------------------------
Edward I. Altman           91,033          100,625             2
Anne Torre Grant           94,023          103,625             2
Burton J. Greenwald        74,069          136,825             4
Bruce A. MacPherson        76,061           83,625             2
Fred R. Millsaps           74,069          222,125            17
Charles Rubens II          77,058          139,825             4
Leonard Rubin              74,069          136,825             4
Robert E. Wade             110,984         139,025             4

1. For the fiscal year ended December 31, 2004.
2. For the calendar year ended December 31, 2004.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

The following tables provide the dollar range of equity securities beneficially owned by the board members of Mutual Series on December 31, 2004.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------
                                                     AGGREGATE DOLLAR
                                                     RANGE OF EQUITY
                                                     SECURITIES IN ALL
                                                     FUNDS OVERSEEN BY
                                                     THE BOARD MEMBER IN
                                                     THE FRANKLIN
                        DOLLAR RANGE OF EQUITY       TEMPLETON FUND
NAME OF BOARD MEMBER   SECURITIES IN THE FUNDS       COMPLEX
----------------------------------------------------------------------
                                     Beacon
                               $50,001 - $100,000

                                    Discovery
Edward I. Altman                  Over $100,000       Over $100,000

                                    Qualified
                                $10,001 - $50,000

                                  Mutual Shares
                                  Over $100,000
----------------------------------------------------------------------
Ann Torre Grant                     European          $1 - $10,000
                                  $1 - $10,000
----------------------------------------------------------------------
                                    Discovery
                                  Over $100,000
Burton J. Greenwald                                   Over $100,000
                                  Mutual Shares
                                  Over $100,000
----------------------------------------------------------------------
                                    Discovery
                                  Over $100,000
Bruce A. MacPherson                                   Over $100,000
                                     Beacon
                                  Over $100,000
----------------------------------------------------------------------
                                  Mutual Shares
                                  Over $100,000
Fred R. Millsaps                                      Over $100,000
                                Financial Services
                                  Over $100,000
----------------------------------------------------------------------
                                     Beacon
                                  Over $100,000
Charles Rubens II                                     Over $100,000
                                    Discovery
                                  Over $100,000

                                    European
                                  Over $100,000

                                    Qualified
                                  Over $100,000

                                  Mutual Shares
                                  Over $100,000

                               Financial Services
                                  Over $100,000
----------------------------------------------------------------------
                                     Beacon
                                $10,001 - $50,000

Leonard Rubin                       Discovery        Over $100,000
                                $10,001 - $50,000

                                    European
                                  Over $100,000

                               Financial Services
                                  Over $100,000
----------------------------------------------------------------------
                                     Beacon
                                  Over $100,000
Robert E. Wade                                       Over $100,000
                                    Discovery
                                  Over $100,000

                                    European
                                  Over $100,000

                                  Mutual Shares
                               $50,001 - $100,000

                               Financial Services
                               $50,001 - $100,000
----------------------------------------------------------------------


INTERESTED BOARD MEMBERS

----------------------------------------------------------------------
                                                     AGGREGATE DOLLAR
                                                     RANGE OF EQUITY
                                                     SECURITIES IN ALL
                                                     FUNDS OVERSEEN BY
                                                     THE BOARD MEMBER IN
                                                     THE FRANKLIN
                        DOLLAR RANGE OF EQUITY       TEMPLETON FUND
NAME OF BOARD MEMBER   SECURITIES IN THE FUNDS       COMPLEX
----------------------------------------------------------------------
                                     Beacon
                                $10,001 - $50,000

William J. Lippman                  Discovery          Over $100,000
                                $10,001 - $50,000

                                    European
                                $10,001 - $50,000

                                    Qualified
                                $10,001 - $50,000

                                  Mutual Shares
                                $10,001 - $50,000

                               Financial Services
                                $10,001 - $50,000
----------------------------------------------------------------------
Anne M. Tatlock                      None                   None
---------------------------------------------------------------------
                                     Beacon
                                  Over $100,000

David J. Winters                    Discovery          Over $100,000
                                  Over $100,000

                                    European
                                  Over $100,000

                                    Qualified
                                  Over $100,000

                                  Mutual Shares
                                  Over $100,000

                               Financial Services
                                  Over $100,000
----------------------------------------------------------------------

BOARD COMMITTEES The board maintains three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Directors Compensation and Performance Committee. The Audit Committee is generally responsible for recommending the selection of Mutual Series' independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and reviewing matters relating to Mutual Series financial reports and internal accounting. The Audit Committee is composed of Edward I. Altman, Ann Torre Grant (Chair) and Robert E. Wade. The Nominating and Corporate Governance Committee is responsible for nominating candidates for noninterested board member positions and for consideration of matters relating to corporate governance. It is composed of Burton J. Greenwald, Bruce A. MacPherson (Chair), Fred R. Millsaps, Leonard Rubin and Robert E. Wade. The Directors Compensation and Performance Committee is generally responsible for recommending compensation and meeting fees for noninterested directors, for evaluating their board performance and for administering the provisions of Mutual Series' retirement plan which was terminated for new directors in November 1996 but remains applicable to directors elected prior thereto, subject to the vesting provisions of the plan. The Directors Compensation and Performance Committee is composed of Edward I. Altman, Ann Torre Grant, Charles Rubens II (Chair) and Robert E. Wade.

In considering a candidate's qualifications, the Nominating and Corporate Governance Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating and Corporate Governance Committee has established as minimum qualifications for board membership as a noninterested director (1) that such candidate be independent from relationships with the Funds' manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at board meetings, believed necessary to his or her function as an effective board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any open-end or closed-end fund investment company other than those within the Franklin Templeton Investments fund complex.

When the board has or expects to have a vacancy, the Nominating and Corporate Governance Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as directors, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating and Corporate Governance Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating and Corporate Governance Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Chairperson of the Nominating and Corporate Governance Committee at the Funds' offices at 51 John F. Kennedy Parkway, Short Hills, NJ 07078-2702 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a director, including as a disinterested director, of Mutual Series. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of Mutual Series having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating and Corporate Governance Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of each class and series of shares of Mutual Series which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of Mutual Series, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a director of Mutual Series if so nominated and elected/appointed.

The Nominating and Corporate Governance Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating and Corporate Governance Committee.

During the fiscal year ended December 31, 2004, the Audit Committee met eight times; the Nominating and Corporate Governance Committee met twice; the Directors Compensation and Evaluation Committee met three times.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------


The board of directors of Mutual Series on behalf of each Fund has delegated the authority to vote proxies related to the portfolio securities held by a Fund to the Fund's manager "Franklin Mutual Advisers, LLC" in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors and employees of the Funds, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Funds and their shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Funds' board of directors; defer to the voting recommendation of the Funds' board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Funds and their shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Funds or their shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Funds and their shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of a Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Funds' manager is Franklin Mutual Advisers, LLC (Franklin Mutual). The manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Funds. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may (and in the case of Financial Services are likely to) limit or restrict the Funds' ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Funds to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Approval of advisory agreements The board, including a majority of the non-interested or independent directors, in 2004, approved renewal of each Fund's advisory agreement, as well as the Funds' administrative services agreement and other service agreements. In addition to full board meetings held on May 12, 2004 and June 16, 2004, which were primarily dedicated to the renewal process, the independent directors held four meetings i advance thereof in order to deliberate on the agreements. Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel.

In reaching its decision on the advisory agreements (including the administrative services agreement), the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for the renewal process, which culminated in the two full board meetings and four independent directors meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included reports on each Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, Rule 12b-1 plans, shareholder servicing and transfer agency functions, and sales and redemptions, along with related financial statements and information about the scope and quality of services provided by the manager and its affiliates, as well as the way in which the manager functions within the Franklin Templeton Investments organization. In addition, the board received periodic reports relating to compliance with each Fund's investment policies and restrictions. The information furnished to the directors also included a special report prepared by an independent third party analyst comparing each Fund's investment performance and expenses with those of other mutual funds deemed comparable to each Fund as selected by the independent third party analyst. In addition, the directors received and reviewed a report on the manager's (and its parent's) profitability. The directors also took into consideration other information concerning comparable mutual funds.

The directors reviewed the nature, extent and quality of the services to be provided by the manager, as further expanded upon below. In this regard, they reviewed each Fund's investment approach and concluded that it continues to significantly differentiate the Funds from typical core investment products in the mutual fund field. They reviewed the portfolio management team, its performance, staffing, compensation scheme and skills. They discussed with management various other products, portfolios and entities that are advised by the manager and the allocation of assets among and within them, as well as their relative fees, potential conflicts and reasons for any differentiation with respect thereto. A substantial amount of time was devoted both during the fiscal year and at these meetings to the manager's best execution trading policies.

The board and independent directors also considered the cost of the services to be provided and the profits to be realized by the manager and its affiliates from the relationship with the Funds. As part of the approval process, they discussed with management the trends in expense ratios for the Funds over the preceding years and the reasons for any increases. The independent directors concluded that the introduction of meaningful breakpoints to the Funds' advisory fee schedules would be helpful in reducing the expense ratios of the Funds, as well as in sharing with Fund shareholders any economies of scale that derive from the increases in the size of the Funds. The independent directors also reviewed, and consid-ered the usefulness of, a report prepared by Lipper, Inc. ("Lipper"), an independent organization, which compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Board concluded that the report continues to be a reliable resource in the performance of their duties.

The directors reviewed the Fund profitability analysis provided by management that addresses profitability from Franklin Templeton Investments' overall U.S. fund business, as well as from services provided to the individual funds, including the Funds. The directors reviewed the materials from PricewaterhouseCoopers LLP concluding that the methodology used by management in preparing the profitability analysis was reasonable. The board reviewed and discussed in detail the basis on which such reports are prepared and reviewed the reasonableness of the cost allocation methodology utilized by the Funds' independent auditors. The board also considered the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The independent directors invited management to discuss the Fund profitability study. This included a comparison of investment management income with investment management expenses of the Funds; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing losses; economies of scale, and the relative contribution of the Funds to the profitability of the manager and its parent. With respect to expense allocations, the independent directors reviewed the manager's method of assignment and allocation of expenses to each Fund, allocations for other accounts managed by the manager, and the method of allocations in the Fund profitability study. The board also discussed the proposed allocation of expenses with respect to the new chief compliance officer position required by recent SEC Rules. In addition, the directors considered a third-party study analyzing the profitability of the manager as compared to other publicly held managers, which permitted the directors to consider profitability outside the context of distribution.

The board and independent directors reviewed the investment performance of the Funds. They discussed the performance of the Funds over recent years and compared the current results to different time frames in the Funds' history. They considered various reasons for the successful performance of the Funds over the past few years relative to benchmarks. As part of their review, they inquired of management regarding benchmarks, the impact of expense levels in analyzing performance, style drift and restrictions on permitted investments. In reviewing the Funds' performance, the Board reviewed and considered the Lipper report prepared for each Fund showing its investment performance in comparison with its selected peer group during various one year periods, as well as on a cumulative basis for various time periods, including one year, two year, three year, four year, five year and, where relevant, ten year periods.

Consideration was also given to a comparative analysis of the management fees and total expense ratios of each Fund compared with its peer group under the Lipper report. In reviewing comparative costs, the board considered the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its peer group.

The independent directors also discussed with management issues related to the benefits of reduced volatility in the context of various benchmarks, beta and risk factors, especially in light of management's claim that the Funds have substantially less risk than a broad investment in the market based on a comparison to the Standard & Poor's Index. After revisiting their perceived need for instituting breakpoints in Fund fee levels, the independent directors discussed various methods of approaching the issue. As a result, the independent directors requested further information from management on economies of scale and savings that could be passed on to shareholders. In addition, the independent directors directed Robert E. Wade, the lead independent director, to negotiate with the manager on instituting breakpoints for the Funds. Mr. Wade updated the independent directors throughout the course of the negotiations and reported to the board of directors at the two full meetings of the board with regard to renewal. The board and independent directors, to the extent feasible, dealt with each of the Funds separately due to the fact that each of them has a separate body of shareholders and separate, distinct characteristics that require independent consideration of breakpoint levels and rates. Mr. Wade discussed with management the differences in fees charged to certain Funds and whether such differences are justified. After a full board meeting at which Mr. Wade reported to the entire board, further negotiations were held as to breakpoint levels for each of the Funds, which took into consideration various items such as differences in portfolio size. As a result, the directors were able to negotiate breakpoint levels that they believed benefited the individual Fund. The directors were at all times sensitive to those Funds which were at or below the expense medians of their peer groups in the report supplied by their special analyst.

As part of the negotiations, the directors also reviewed the administrative services agreement fee and the possibility of adding more breakpoints. Based on the fact that the Funds were aggregated for purposes of the administrative services fee and that the current breakpoint pattern is a vestige of earlier days when each of the Funds was smaller in size, the independent directors concluded that the size of the administrative fee is satisfactory and relatively small in comparison to the breakpoint concessions concerning the advisory fees.

The board adopted the breakpoint schedule set forth below which presents the advisory fees that became effective on July 1, 2004 and concluded that such fee schedules are in the best interest of the Funds. The estimated first full year reduction (based on portfolio asset size at the time the breakpoints were approved) that was expected to result from the new breakpoint structure was over $2 million in the aggregate, with additional savings to be achieved as each Fund's assets increased, particularly if and when new breakpoint levels are exceeded.

MANAGEMENT FEES Prior to July 1, 2004, each Fund paid the manager a fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon, and 0.80% of the average daily net assets of Discovery, European and Financial Services.

Effective July 1, 2004, management fees payable annually by each Fund to the manager for its services, as a percentage of average daily net assets are:

BEACON AND QUALIFIED FUNDS

o 0.60 of the value of net assets up to and including $5 billion
o 0.57 of the value of net assets over $5 billion up to and including $7 billion
o 0.55 of the value of net assets over $7 billion up to and including
  $10 billion
o 0.54 of the value of net assets over $10 billion

DISCOVERY FUND

o 0.80 of the value of net assets up to and including $4 billion
o 0.77 of the value of net assets over $4 billion up to and including $7 billion
o 0.75 of the value of net assets over $7 billion up to and including
  $10 billion
o 0.73 of the value of net assets over $10 billion

EUROPEAN AND FINANCIAL SERVICES FUNDS

o 0.80 of the value of net assets up to and including $1 billion
o 0.77 of the value of net assets over $1 billion up to and including $2 billion
o 0.75 of the value of net assets over $2 billion up to and including $5 billion
o 0.73 of the value of net assets over $5 billion

MUTUAL SHARES FUND

o 0.60 of the value of net assets up to and including $5 billion
o 0.57 of the value of net assets over $5 billion up to and including
  $10 billion
o 0.55 of the value of net assets over $10 billion up to and including
  $15 billion
o 0.53 of the value of net assets over $15 billion up to and including
  $20 billion
o 0.51 of the value of net assets over $20 billion

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the Funds paid the following management fees:

                             MANAGEMENT FEES PAID ($)
                       --------------------------------------
                          2004         2003         2002
-------------------------------------------------------------
Beacon/1                31,706,865   26,322,085   26,367,855
Financial Services/2     4,909,585    3,847,081    3,381,960
Qualified/3             24,709,801   20,928,791   21,223,981
Mutual Shares/4         63,691,060   48,387,143   45,952,701
Discovery               39,454,603   28,877,575   27,575,859
European                 9,763,736    7,356,524    6,996,414

1. For the fiscal years ended December 31, 2003 and 2002, management fees before any advance waiver, totaled $26,322,085 and $26,717,810, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Beacon Fund paid the management fees shown.
2. For the fiscal years ended December 31, 2003 and 2002, management fees before any advance waiver, totaled $3,857,362 and $3,413,279, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Financial Services Fund paid the management fees shown.
3. For the fiscal years ended December 31, 2003 and 2002, management fees before any advance waiver, totaled $20,962,236 and $21,504,569, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Qualified Fund paid the management fees shown.
4. For the fiscal years ended December 31, 2003 and 2002, management fees before any advance waiver, totaled $48,591,114 and $46,812,184, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Mutual Shares Fund paid the management fees shown.

PORTFOLIO MANAGERS The following table shows the number of other accounts managed by each portfolio manager, broken down by category (i.e. registered investment companies, other pooled investment vehicles and other accounts) and the total assets in the accounts managed within each category as of December 31, 2004:

---------------------------------------------------------------------
Name      Number of  Assets     Number     Assets     Number   Assets
          Other      of Other   of Other   of Other   of       of
          Registered Registered Pooled     Pooled     Other    Other
          Investment Investment Investment Investment Accounts Accounts
          Companies  Companies  Vehicles   Vehicles   Managed  Managed
          Managed/1  Managed    Managed    Managed             ($ x 1
                     ($ x 1               ($ x 1               million)/9
                     million)/1           million)/9
---------------------------------------------------------------------
Phillipe      0         N/A        0        N/A       0       N/A
Brugere-Trelat/2
---------------------------------------------------------------------
Anne E.       0         N/A        0        N/A       0       N/A
Gudefin,/3
---------------------------------------------------------------------
Todd J.       0         N/A        0        N/A       0       N/A
Jonasz/4
---------------------------------------------------------------------
Charles       0         N/A        0        N/A       0       N/A
M. Lahr/5
---------------------------------------------------------------------
F. David      1       540.46       1       94.93      0       N/A
Segal/6
---------------------------------------------------------------------
Shawn M.      0         N/A        0        N/A       0       N/A
Tumulty/3
---------------------------------------------------------------------
Deborah       1      2,749.62      0        N/A       0       N/A
A.
Turner,/7
---------------------------------------------------------------------
David J.      2      3,366.22      5      584.83      0       N/A
Winters,/8
---------------------------------------------------------------------

1. These figures represent registered investment companies other than the Funds that comprise Franklin Mutual Series Fund, Inc.
2.    Portfolio manager of Mutual European Fund.
3.    Portfolio manager of  Mutual Qualified Fund.
4.    Portfolio manager of Mutual Financial Services Fund.
5.    Portfolio manager of Mutual Beacon Fund.
6.    Portfolio manager of Mutual Discovery Fund.
7.    Portfolio manager of Mutual Shares Fund.
8.    Portfolio manager of Mutual Beacon Fund, Mutual Discovery
      Fund, Mutual European Fund and Mutual Shares Fund.
9. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

The portfolio managers that provide investment services to the Funds do not provide services to other funds or accounts that have advisory fees that include performance based compensation.

CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as pursuing a value-oriented strategy of investing primarily in undervalued securities and, to a lesser extent, Risk Arbitrage Securities and Distressed Companies. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.
However, securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible Funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest. The manager and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

BASE SALARY Each portfolio manager is paid a base salary.

ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

|X| INVESTMENT PERFORMANCE Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each account is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

|X| NON-INVESTMENT PERFORMANCE The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

|X| RESEARCH Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

|X| RESPONSIBILITY The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.


ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

David Winters, as the Chief Investment Officer of the manager, may participate in a separate bonus opportunity that is linked to the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2004 (such amounts may change from time to time):

      ----------------------------------------------------------
            Fund           Portfolio      Dollar Range of Fund
                            Manager       Shares Beneficially
                                          Owned
      ----------------------------------------------------------
        Mutual Beacon       David J.       $100,001-$500,000
                            Winters,
      ----------------------------------------------------------
        Mutual Beacon   Charles M. Lahr    $1.00-$10,000
      ----------------------------------------------------------
        Mutual Discovery    David J.       $100,001-$500,000
                            Winters,
      ----------------------------------------------------------
        Mutual Discovery   F. David Segal, $10,001-$50,000
      ----------------------------------------------------------
        Mutual European     David J.       $100,001-$500,000
                            Winters,
      ----------------------------------------------------------
        Mutual European     Phillipe               None/1
                            Brugere-Trelat
      ----------------------------------------------------------
        Mutual Financial   Todd J. Jonasz          None/1
          Services
      ----------------------------------------------------------
        Mutual Qualified      Anne E.              None/1
                              Gudefin,
      ----------------------------------------------------------
        Mutual Qualified  Shawn M. Tumulty         None/2
      ----------------------------------------------------------
        Mutual Shares       David J.        $100,001-$500,000
                            Winters,
      ----------------------------------------------------------
        Mutual Shares       Deborah A.             None/1
                            Turner,
      ----------------------------------------------------------

      1. The portfolio manager's personal investments are in an employer sponsored retirement plan, which does not offer the Fund as an investment option.
      2. A personal investment in the Fund is not appropriate for the portfolio manager's present circumstances.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The renewal of the administrative services agreements in 2004 was undertaken as part of the renewal process relating to the advisory agreement.

ADMINISTRATION FEES The Funds pay FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended December 31, the Funds paid FT Services the following administration fees:

                           ADMINISTRATION FEES PAID ($)
                       ---------------------------------------------
                            2004           2003           2002
--------------------------------------------------------------------
Beacon                      4,079,418      3,420,924      3,459,725
Financial Services            474,041        375,837        331,483
Qualified                   3,179,009      2,723,331      2,784,658
Mutual Shares               8,331,402      6,312,670      6,061,808
Discovery                   3,821,604      2,813,647      2,678,121
European                      946,718        716,785        679,479

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Funds. The renewal of the shareholder servicing and transfer agent agreements of the Funds was undertaken contemporaneous with the renewal process relating to the advisory agreement.

Investor Services may also pay servicing fees, that will be reimbursed by the Funds, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Funds in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Funds, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Funds for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is Mutual Series' Independent Registered Public Accounting Firm. The Independent Registered Public Accounting Firm audits the financial statements included in Mutual Series' Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Funds and their other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Funds to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a Fund, any portfolio securities tendered by the Funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended December 31, the Funds paid the following brokerage commissions:

                             BROKERAGE COMMISSIONS ($)
                       -------------------------------------------
                           2004          2003           2002
------------------------------------------------------------------
Beacon/1                   3,197,898     4,479,003      6,209,980
Financial Services           808,021       498,804        389,764
Qualified                  3,831,795     3,217,369      4,497,203
Mutual Shares              7,319,535     8,043,799      8,409,265
Discovery/2                5,692,721     3,838,642      4,053,069
European/3                 1,323,440     1,155,075        957,005

1. For the fiscal year ended December 31, 2004 and December 31, 2003, there was a decrease in reported brokerage commissions for the Beacon Fund, as compared to the previous two fiscal years. This was primarily due to a modest decrease in trading activity.
2. For the fiscal years ended December 31, 2003 and December 31, 2002, as compared with the fiscal year ended December 31, 2001, there was a decrease in reported brokerage commissions for the Discovery Fund. This was primarily due to a decrease in trading activity.
3. For the fiscal year ended December 31, 2003, there was an increase in reported brokerage commissions for the European Fund, as compared to the previous fiscal year. This was primarily due to a modest increase in trading activity, and also shareholder subscriptions. For the fiscal year ended December 31, 2002, there was a decrease in reported brokerage commissions for the European Fund, as compared to the previous fiscal year ended December 31, 2001. This was primarily due to a decrease in trading activity.

For the fiscal year ended December 31, 2004, the Funds paid the following to brokers who provided research services:

                                       AGGREGATE
                                       PORTFOLIO
                        COMMISSIONS  TRANSACTIONS
                            ($)           ($)
---------------------------------------------------
Beacon                       521,416   286,431,416
Financial Services           135,916     8,394,826
Qualified                    836,621   396,648,504
Mutual Shares              1,594,433   751,040,369
Discovery                  1,961,307   794,389,506
European                     345,748   181,651,504

As of December 31, 2004, the Beacon Fund owned securities issued by Bear Stearns valued in the aggregate at $27,757,000. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Funds place portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on "Distributions and Taxes" for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS A Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next five paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

PASS-THROUGH OF FOREIGN TAX CREDITS. The Discovery Fund and the European Fund may each invest more than 50% of their total assets at the end of a fiscal year in foreign securities. If this condition is met, each Fund may separately elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Each Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

You should be aware that under the provisions of the 2003 Tax Act, your use of foreign dividends, designated by a Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. (FOR THE MUTUAL SHARES AND DISCOVERY FUNDS, CLASS A, B & C
ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

o You sell some or all of your original shares within 90 days of their purchase, and

o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. tax when paid to a non-U.S. investor unless such income is either effectively connected with a U.S. trade or business or the investor fails to certify that they are not a U.S. person. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

The 2004 Tax Act further exempts from U.S. withholding tax ordinary dividends paid by a Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by the Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless:

o the gain is effectively connected with the conduct of a trade or business in the United States, in which case the non-U.S. investor is taxable in the U.S. on a net basis, or
o you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any dividends, distributions and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding."

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in calendar years 2005 through 2007.

In the months immediately following the enactment of this new law, questions were raised concerning the application of these rules to regulated investment companies and their shareholders. In November 2004, the Investment Company Institute, on behalf of all of its members (including Franklin Templeton Investments) requested that the Department of the Treasury resolve technical issues concerning the ability of funds to designate and pay interest-related and short-term capital gain dividends to its non-U.S. investors (subject to exemption from withholding for these investors). As of March 1, 2005, that guidance was still not forthcoming. Until the Department of the Treasury or the Internal Revenue Service issues additional guidance and the Fund has had sufficient time to be able to make the necessary system changes to implement this guidance, these new exemptions for interest-related and short-term capital gain dividends paid by the Fund to non-U.S. investors may be subject to over withholding. In this case, non-U.S. investors' only recourse may be to file a United States nonresident income tax return to recover the excess withholding.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

Due to the lack of guidance concerning the allocation issues mentioned above, the Fund might experience similar difficulties in assisting the estates of nonresident decedents in determining the portion of their Fund shares subject to U.S. estate tax during the period of time in which this guidance is pending.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o  provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:

o     dividends paid by DOMESTIC corporations, and
o     dividends paid by qualified FOREIGN corporations, including:
        -   corporations incorporated in a possession of the U.S.,
        - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury
            Department determines is satisfactory (including an exchange of information program), and
        - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allow regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "Non-U.S. investors" for more information on these dividends.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.

o DISCOVERY & EUROPEAN FUNDS. Because the income of each of these Funds is primarily derived from investments in foreign rather than domestic securities, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.
o BEACON, FINANCIAL SERVICES, QUALIFIED AND MUTUAL SHARES FUNDS. Because more of the income of each of these Funds is generally derived from investments in domestic securities, it is anticipated that a larger portion of the dividends paid by these Funds will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. Each Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. A Fund's investment in options, futures, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SYNTHETIC INVESTMENTS. Each Fund is permitted to invest in foreign currency exchange contracts, swaps and combined transactions involving multiple options, futures or currency transactions, or any combination of these investment vehicles. An overall investment of these types may be comprised of various equity and/or debt securities and derivative instruments, the combined effect of which is to achieve a desired income stream and/or amalgam of equity rights. For tax purposes, each security forming part of a synthetic investment is analyzed separately, and the tax consequences of such an investment for a Fund could differ from those of an investment in a traditional security.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. Additionally, each Fund may invest in distressed debt securities that are in default and have suspended their payment of coupon interest. Under current IRS guidelines, each Fund may be required to continue to accrue income on these securities. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make distributions of accrued income that it has not yet received.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

Each Fund is a diversified series of Mutual Series, an open-end management investment company, commonly called a mutual fund. Mutual Series was organized as a Maryland corporation on November 12, 1987, and is registered with the SEC.

Mutual Qualified, Mutual Beacon, Mutual European and Mutual Financial Services Funds currently offer four classes of shares, Class A, Class B, Class C and Class Z. Mutual Shares and Mutual Discovery Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Class Z. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Funds may offer additional classes of shares in the future. The full title of each class is:

Mutual Qualified Fund - Class A
Mutual Qualified Fund - Class B
Mutual Qualified Fund - Class C
Mutual Qualified Fund - Class Z

Mutual Beacon Fund - Class A
Mutual Beacon Fund - Class B
Mutual Beacon Fund - Class C
Mutual Beacon Fund - Class Z

Mutual European Fund - Class A
Mutual European Fund - Class B
Mutual European Fund - Class C
Mutual European Fund - Class Z

Mutual Financial Services Fund - Class A
Mutual Financial Services Fund - Class B
Mutual Financial Services Fund - Class C
Mutual Financial Services Fund - Class Z

Mutual Discovery Fund - Class A
Mutual Discovery Fund - Class B
Mutual Discovery Fund - Class C
Mutual Discovery Fund - Class R
Mutual Discovery Fund - Class Z

Mutual Shares Fund - Class A
Mutual Shares Fund - Class B
Mutual Shares Fund - Class C
Mutual Shares Fund - Class R
Mutual Shares Fund - Class Z

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Mutual Series for matters that affect Mutual Series as a whole. Additional series may be offered in the future.

Mutual Series has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Mutual Series does not intend to hold annual shareholder meetings and is not required to do so under applicable state law. Mutual Series or a series of Mutual Series may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of February 1, 2005, the principal shareholders of the Funds, beneficial or of record, were:

                                      SHARE     PERCENTAGE
NAME AND ADDRESS                      CLASS       (%)
------------------------------------------------------------
BEACON
John Hancock Life Insurance Co.       Class A     19.92
250 Bloor St. E. 7E Floor
Toronto Ontario
Canada M4W 1E5

FINANCIAL SERVICES
The Northern Trust Company as         Class A      5.57
Trustee FBO A G Edwards Retirement
and Profit Sharing Plan - DV
P.O. Box 92994
Chicago, IL  60675-2994

QUALIFIED
Transamerica Life Insurance &         Class A      6.58
Annuity Co.
1150 S. Olive St. Ste. T-10-05
Los Angeles, CA  90015

MUTUAL SHARES
AUSA Life Insurance Company Inc.      Class R      5.09
P.O. Box 30368
Los Angeles, CA  90030-0368

Transamerica Life Insurance &         Class R      8.54
Annuity Co.
1150 S. Olive St. Ste. T-10-05
Los Angeles, CA  90015

Franklin Templeton Founding Funds     Class Z     15.67
Allocation Fund
Franklin Templeton Fund Allocator
Series
500 E. Broward Blvd. 13th Fl.
Fort Lauderdale, FL  33394-3091

DISCOVERY
NFSC FEBO                             Class A      5.29
FIIOC as Agent for Qualified
Employee Benefit Plans 401(k)
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015

John Hancock Life Insurance Co.       Class A     10.18
250 Bloor St. E. 7E Floor
Toronto Ontario
Canada M4W 1E5

Saxon and Co.                         Class R      5.36
P.O. Box 7780-1888
Philadelphia, PA 19182-0001
ING Insurance & Annuity Co.           Class R     12.35
Separate Account F
151 Farmington Ave.
Hartford, CT  06156-0001

EUROPEAN
Franklin Templeton Growth Target Fund Class Z      5.32
Franklin Templeton Fund Allocator
Series
960 Park Place, 4th Floor
San Mateo, CA 94403-1907

Franklin Templeton Moderate Target    Class Z      5.42
Fund
Franklin Templeton Fund Allocator
Series
960 Park Place, 4th Floor
San Mateo, CA 94403-1907


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of February 1, 2005, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have agreements with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in a Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in a Fund. As a result of adjustments in such asset allocation decisions, a Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. A Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Funds' manager or transfer agent, such trading may interfere with the efficient management of the Funds' portfolio, may materially increase the Funds' transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class C and Class R.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in a Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by a Fund on arbitrage rebate calculations.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

Class C shares may be purchased without limit or CDSC by the Franklin Templeton Charitable Giving Fund.

Shares acquired by a financial intermediary for the benefit of one or more clients participating in a wrap fee program through which the financial intermediary receives an asset based fee may be purchased without an initial sales charge or CDSC.

RETIREMENT PLANS. Class A shares at NAV are available for:

o  Employer Sponsored Retirement Plans with assets of $1 million or more; or

o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA". An IRA is a Common Platform IRA if (i) the IRA custodian or record keeper, or one of its affiliates, is the record keeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or

o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                                   3.0
$30,000 but less than $50,000                   2.5
$50,000 but less than $100,000                  2.0
$100,000 but less than $200,000                 1.5
$200,000 but less than $400,000                 1.0
$400,000 or more                                 0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to certain securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by certain Employer Sponsored Retirement Plans. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described on page 49 under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C or Class R shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or R shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B        THIS % IS DEDUCTED
SHARES WITHIN THIS MANY YEARS   FROM YOUR PROCEEDS
AFTER BUYING THEM               AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of shares by investors in an Employer Sponsored Retirement Plan if Distributors did not pay a prepaid commission to the Third Party Administrator of the Plan

o Redemptions by a Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class B)

o Participant initiated distributions and exchanges from an Employer Sponsored Retirement Plan and returns of excess contributions and earnings (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND In the case of redemption requests, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account or bank trust account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account or bank trust account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, each Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended December 31:

                                                        AMOUNT
                                                        RECEIVED IN
                                                        CONNECTION
                                                        WITH
                        TOTAL             AMOUNT        REDEMPTIONS
                        COMMISSIONS       RETAINED BY   AND
                        RECEIVED          DISTRIBUTORS  REPURCHASES
                              ($)            ($)            ($)
--------------------------------------------------------------------
2004
Beacon                     2,925,096         425,013        311,416
Financial Services           991,640         141,953         89,709
Qualified                  1,312,382         193,980         96,492
Mutual Shares             15,599,824       2,451,894        917,576
Discovery                  5,281,864         804,272        209,083
European                   1,025,187         155,256         68,951

2003
Beacon                     2,632,079         344,120         82,682
Financial Services         1,015,318         883,758         50,080
Qualified                  1,199,286         173,888         36,813
Mutual Shares             13,618,629       1,837,466        198,610
Discovery                  3,552,725         461,074         65,389
European                   1,098,085         147,645         41,418

2002
Beacon                     3,394,982       2,967,194        102,249
Financial Services         1,159,572       1,006,050         45,441
Qualified                  1,740,115       1,501,701         55,931
Mutual Shares              8,863,062       1,317,018        206,696
Discovery                  3,095,529       2,710,294         79,397
European                   1,440,428       1,066,473         44,226

Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities as discussed below.

Beginning at the time of purchase, Distributors may pay the full 12b-1 fee to qualified financial advisor firms for shares purchased by the Franklin Templeton Charitable Giving Fund.

THE CLASS A PLAN. The Funds may pay up to 0.35% per year of Class A's average daily net assets. Of this amount, the funds may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution expenses.

The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan.

For the fiscal year ended December 31, 2004, the amounts paid by the Funds pursuant to the plan were:

                                              FINANCIAL    MUTUAL
                                    BEACON    SERVICES     SHARES
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                           769,648    114,085  1,230,214
Printing and mailing
prospectuses                           20,577      6,135     42,479
  other than to current
shareholders
Payments to underwriters              106,217     35,448    288,049
Payments to broker-dealers          3,454,352    680,685  6,357,799
Other                                 303,216     78,868    598,185
                                  ----------------------------------
Total                               4,654,010    915,221  8,516,726
                                  ==================================

                                   QUALIFIED  DISCOVERY  EUROPEAN
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                           458,149    763,686    228,757
Printing and mailing
prospectuses                           12,788     17,540      6,079
  other than to current
shareholders
Payments to underwriters               36,922    224,248     56,121
Payments to broker-dealers          1,534,300  4,065,493  1,121,248
Other                                  98,140    454,760    115,501
                                  ----------------------------------
Total                               2,140,299  5,525,727  1,527,706
                                  ==================================

THE CLASS B, C AND R PLANS. The Funds pay Distributors up to 1% per year of Class B and C's average daily net assets, out of which 0.25% may be used for services to the shareholders (service fees). For Class R shares, the Funds pay Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Franklin Resources, Inc. owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Funds will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2004, were:

                                              FINANCIAL    MUTUAL
                                    BEACON    SERVICES     SHARES
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                            92,118     11,293    192,788
Printing and mailing
prospectuses                            2,343        535      6,879
  other than to current
shareholders
Payments to underwriters               13,056      3,429     43,333
Payments to broker-dealers          1,437,278    336,485  4,425,284
Other                                  74,122     14,767    154,064
                                  ----------------------------------
Total                               1,618,917    366,509  4,822,348
                                  ==================================

                                   QUALIFIED  DISCOVERY   EUROPEAN
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                            43,004     43,915     15,305
Printing and mailing
prospectuses                            1,043        989        524
  other than to current
shareholders
Payments to underwriters                4,236     12,053      2,242
Payments to broker-dealers            480,468  1,216,776    369,668
Other                                  29,623     60,231     20,615
                                  ----------------------------------
Total                                 558,374  1,333,964    408,354
                                  ==================================

Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2004, were:

                                              FINANCIAL    MUTUAL
                                    BEACON     SERVICES    SHARES
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                           187,136     32,817    467,508
Printing and mailing
prospectuses                            4,590      1,810     16,242
  other than to current
shareholders
Payments to underwriters               22,673      8,534     84,579
Payments to broker-dealers          5,603,778  1,366,951 12,531,661
Other                                  77,640     25,043    228,850
                                  ----------------------------------
Total                               5,895,817  1,435,155 13,328,840
                                  ==================================

                                   QUALIFIED  DISCOVERY  EUROPEAN
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                           115,512    186,235     47,116
Printing and mailing
prospectuses                            3,368      4,414      1,406
  other than to current
shareholders
Payments to underwriters                6,179     37,219      7,596
Payments to broker-dealers          2,687,895  7,385,882  1,638,648
Other                                  27,278    106,690     27,106
                                  ----------------------------------
Total                               2,840,232  7,720,440  1,721,872
                                  ==================================

Under the Class R plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2004, were:

                                    MUTUAL
                                    SHARES    DISCOVERY
                                      ($)        ($)
---------------------------------------------------------
Advertising                            20,945      9,065
Printing and mailing
prospectuses                              632        173
  other than to current
shareholders
Payments to underwriters                7,274      5,369
Payments to broker-dealers            233,290    116,990
Other                                  17,011     10,210
                                  -----------------------
Total                                 279,152    141,807
                                  =======================

THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of Fund shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 2002, Mutual Shares Fund and Mutual Discovery Fund began offering Class R shares to certain eligible investors as described in the prospectus. This share class does not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class Z performance, excluding the effect of Class R's Rule 12b-1 fee and the 1% contingent deferred sales charge, as applicable; and (b) for periods after January 1, 2002, Class R's standardized performance quotations are calculated as described below.

For each Fund except Financial Services - Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 expenses. Each Fund began offering Class A and Class C shares on November 1, 1996, and Class B shares on January 1, 1999. Returns shown are a restatement of the original class to include both the Rule 12b-1 fees and the current sales charges applicable to each share class as though in effect from the Fund's inception.

For Financial Services - This Fund has offered Class A and Class C shares since its inception. It began offering Class B shares on January 1, 1999. Class B performance reflects a restatement of the original class to include the Rule 12b-1 fees applicable to Class B as though in effect from the Fund's inception.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended December 31, 2004, were:

                         1 YEAR (%)    5 YEARS (%)  10 YEARS (%)
------------------------------------------------------------------
CLASS A
 Beacon                     7.60          8.17          12.55
 Financial Services/1       8.53          15.62          N/A
 Mutual Shares              6.99          7.57          12.40
 Qualified                  9.56          8.75          12.58
 Discovery                 12.14          8.58          13.78
 European/2                14.27          8.53           N/A

                         1 YEAR (%)    5 YEARS (%)  10 YEARS (%)
------------------------------------------------------------------
CLASS B
 Beacon                     9.32          8.48          12.66
 Financial Services/1      10.51          16.03          N/A
 Mutual Shares              8.70          7.84          12.52
 Qualified                 11.46          9.06          12.70
 Discovery                 14.22          8.87          13.90
 European/2                16.41          8.82           N/A

                         1 YEAR (%)    5 YEARS (%)  10 YEARS (%)
------------------------------------------------------------------
CLASS C
 Beacon                    12.39          8.76          12.50
 Financial Services/1      13.46          16.25          N/A
 Mutual Shares             11.77          8.15          12.34
 Qualified                 14.52          9.35          12.51
 Discovery                 17.17          9.16          13.72
 European/2                19.43          9.14           N/A

------------------------------------------------------------------
                         1 YEAR (%)    5 YEARS (%)  10 YEARS (%)
------------------------------------------------------------------
CLASS R
 Mutual Shares             12.32          8.71          12.81
 Discovery                 17.84          9.71          14.25

1. Financial Services commenced operations on August 19, 1997. The average annual total return before taxes from inception was 15.30% for Class A, 15.53% for Class B and 15.49% for Class C.
2. European commenced operations on July 3, 1996. The average annual total return before taxes from inception was 14.72% for Class A, 14.89% for Class B and 14.86% for Class C.

The following SEC formula was used to calculate these figures:

                                        n
                                  P(1+T) = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000
           payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2004, were:

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS A
 Beacon                   7.07         6.41          9.98
 Financial Services/1     6.09         13.77          N/A
 Mutual Shares            6.44         5.87          9.76
 Qualified                8.35         6.99          9.96
 Discovery               11.93         6.67          11.49
 European/2              13.94         6.54           N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS B
 Beacon                   8.86         6.81          10.17
 Financial Services/1     7.99         14.28          N/A
 Mutual Shares            8.21         6.24          9.95
 Qualified               10.28         7.41          10.17
 Discovery               14.10         7.07          11.67
 European/2              16.18         6.93           N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS C
 Beacon                  11.94         7.19          10.10
 Financial Services/1    10.98         14.59          N/A
 Mutual Shares           11.30         6.63          9.86
 Qualified               13.35         7.79          10.08
 Discovery               17.06         7.45          11.62
 European/2              19.21         7.34           N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS R
 Mutual Shares           11.76         6.93          10.11
 Discovery               17.63         7.70          11.86

1. Financial Services commenced operations on August 19, 1997. The average annual total return after taxes on distributions from inception was 13.71% for Class A, 14.06% for Class B and 14.11% for Class C.
2. European commenced operations on July 3, 1996. The average annual total return after taxes on distributions from inception was 12.43% for Class A, 12.65% for Class B and 12.77% for Class C.

The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ATV
                                              D

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on
           distributions)
n    =     number of years
ATV  =     ending value of a hypothetical $1,000 payment made at the
   D beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended December 31, 2004, were:

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS A
 Beacon                   5.50         6.10          9.57
 Financial Services/1     7.41         12.80          N/A
 Mutual Shares            5.19         5.62          9.39
 Qualified                7.34         6.69          9.61
 Discovery                8.45         6.34          10.87
 European/2              10.09         6.18           N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS B
 Beacon                   6.55         6.44          9.75
 Financial Services/1     8.73         13.25          N/A
 Mutual Shares            6.23         5.93          9.57
 Qualified                8.56         7.05          9.80
 Discovery                9.74         6.67          11.03
 European/2              11.43         6.50           N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS C
 Beacon                   8.53         6.75          9.66
 Financial Services/1    10.61         13.50          N/A
 Mutual Shares            8.21         6.25          9.47
 Qualified               10.52         7.36          9.70
 Discovery               11.63         6.98          10.96
 European/2              13.38         6.85           N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS R
 Mutual Shares            8.67         6.57          9.74
 Discovery               12.17         7.26          11.22

1. Financial Services commenced operations on August 19, 1997. The average annual total return after taxes on distributions and sale of fund shares from inception was 12.76% for Class A, 13.06% for Class B and 13.09% for Class C.
2. European commenced operations on July 3, 1996. The average annual total return after taxes on distributions and sale of fund shares from inception was 11.65% for Class A, 11.84% for Class B and 11.93% for Class C.

The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ATV
                                             DR

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on
           distributions and redemptions)
n    =     number of years
ATV  =     ending value of a hypothetical $1,000 payment made at the
   DR beginning of each period at the end of each period, after taxes on fund distributions and redemption

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 2004, were:

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS A
 Beacon                   7.60         48.12        226.29
 Financial Services/1     8.53        106.63          N/A
 Mutual Shares            6.99         44.04        221.93
 Qualified                9.56         52.11        227.00
 Discovery               12.14         50.89        263.49
 European/2              14.27         50.60          N/A

---------------------------------------------------------------
                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS B
 Beacon                   9.32         50.21        229.27
 Financial Services/1    10.51        110.32          N/A
 Mutual Shares            8.70         45.86        225.29
 Qualified               11.46         54.32        230.68
 Discovery               14.22         52.91        267.34
 European/2              16.41         52.63          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS C
 Beacon                  12.39         52.21        224.65
 Financial Services/1    13.46        112.32          N/A
 Mutual Shares           11.77         47.93        220.00
 Qualified               14.52         56.37        225.15
 Discovery               17.17         54.97        261.84
 European/2              19.43         54.83          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS R
 Mutual Shares           12.32         51.83        233.72
 Discovery               17.84         58.94        278.84

1. Financial Services commenced operations on August 19, 1997. The cumulative total return from inception was 185.48% for Class A, 189.60% for Class B and 188.89% for Class C.
2. European commenced operations on July 3, 1996. The cumulative total return from inception was 221.19% for Class A, 225.17% for Class B and 224.37% for Class C.

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Dow Jones Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

o  Lipper Inc. - Mutual Fund Performance Analysis and Lipper Inc. - Equity
   Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Thomson Financial - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.

o Historical data supplied by the research departments of Credit Suisse First Boston (CSFB) LLC, JPMorgan Chase & Co.,
   Citigroup Global Markets, Merrill Lynch & Co., and Lehman
   Brothers(R).

o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in the Funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare a Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.

Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $412 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.










































FRANKLIN MUTUAL SERIES FUND INC.

MUTUAL BEACON FUND
MUTUAL FINANCIAL SERVICES FUND
MUTUAL QUALIFIED FUND
MUTUAL SHARES FUND
MUTUAL DISCOVERY FUND
MUTUAL EUROPEAN FUND

CLASS Z

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2005

[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in Franklin Mutual Series Fund Inc.'s (Mutual Series) Annual Report to Shareholders, for the fiscal year ended December 31, 2004, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks .............. 2
Officers and Directors ................... 21
Proxy Voting Policies and Procedures ..... 27
Management and Other Services ............ 28
Portfolio Transactions ................... 34
Distributions and Taxes .................. 36
Organization, Voting Rights
 and Principal Holders ................... 40
Buying and Selling Shares ................ 42
The Underwriter .......................... 45
Performance .............................. 45
Miscellaneous Information ................ 48

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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
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o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF
   THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS
   OF PRINCIPAL.

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                                                      MS SAIZ 05/05
GOALS, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

FUNDAMENTAL INVESTMENT POLICIES

Other than Mutual Discovery Fund, each Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Their secondary goal is income. Mutual Discovery Fund's investment goal is capital appreciation.

The Funds' fundamental investment restrictions are as follows:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission (SEC) and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the Investment Company Act of 1940, as amended (1940 Act), which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes).

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry).

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

The term prospectus as referenced in restriction 7 includes this SAI.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases used in the prospectus or this SAI may be used in descriptions of Fund investment policies and strategies to give investors a general sense of a Fund's level of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If a Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not intended to be precise, nor are they limitations unless specifically stated as such in the Funds' prospectus or elsewhere in this SAI.

The value of your shares in a Fund will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by a Fund. In addition to the factors that affect the value of any particular security that a Fund owns, the value of a Fund's shares may also change with movements in the stock and bond markets as a whole.

The Funds invest primarily in equity securities, including securities convertible, exchangeable for, or expected to be exchanged into common stock (including convertible preferred and convertible debt securities [convertible securities]). There are no limitations on the percentage of a Fund's assets that may be invested in equity securities, debt securities, or convertible securities. The Funds reserve freedom of action to invest in these securities in such proportions as the manager deems advisable. In addition, the Funds also may invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

The general investment policy of each Fund is to invest in securities if, in the opinion of the manager, they are available at prices less than their intrinsic value, as determined by the manager after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow potential, long-term earnings, and multiples of earnings. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. The manager examines each security separately and does not apply these factors according to any predetermined formula. The manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by a Fund.

Although Beacon, Qualified, Mutual Shares, Discovery and European Funds have identical basic fundamental investment restrictions, and Beacon, Financial Services, Qualified, Mutual Shares, and European Funds have identical investment goals, the manager seeks to retain certain historical differences among the Funds.

Although the Funds may invest in securities of companies of any size, Beacon, Qualified, Mutual Shares and Discovery Funds generally have invested substantially in larger and medium size companies with market capitalizations in excess of $1.5 billion. Financial Services and European Funds, on the other hand, tend to invest proportionately more of their assets in smaller size companies than the other Funds. Beacon and Mutual Shares Funds may invest a significant portion (up to 35%) of their assets in foreign securities, Financial Services and Qualified Funds may also invest a significant portion (up to, but less than, 50%) of their assets in foreign securities, and Discovery Fund may invest up to 100% of its assets in foreign securities. Mutual Discovery Fund may also invest up to 10% of its assets in securities of emerging market countries.

Generally, Financial Services and European utilize the same investment philosophy as the other Funds, but Financial Services invests primarily in securities of financial services companies and European invests primarily in European securities.

Qualified originally was intended for purchase by pension and profit sharing plans and other non-tax paying entities. Therefore, its portfolio was intended to have greater flexibility due to the reduced concerns about the tax effects on shareholders. The manager expects that the securities it will purchase for Qualified will satisfy this goal, depending on market conditions and any changes in tax law. Currently, however, Qualified operates in the same fashion as Beacon and Shares. Allocation of investments among the Funds depends upon, among other things, the amount of cash in, and relative size of, each Fund's portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one Fund.

The Funds may invest in any industry although no Fund will concentrate its investments in any industry except Financial Services. Financial Services concentrates its investments in the financial services industry by investing, under normal market conditions, at least 80% of its net assets in securities of financial services companies.

The Funds may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (Nasdaq) national market system or in any domestic or foreign over-the-counter (OTC) market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The Nasdaq national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Many companies whose securities are traded on the Nasdaq national market system are smaller than the companies whose securities are traded on a securities exchange. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities. In addition, each Fund may purchase securities through private placements or in other private transactions.

The following is a description of the various types of securities the Funds may buy and techniques they may use.

BORROWING While the Funds are permitted to borrow under certain circumstances, as described under "Fundamental Investment Policies" above, under no circumstances will a Fund make additional investments while any amounts borrowed exceed 5% of the Fund's total assets.

CASH EQUIVALENT INVESTMENTS are investments in certain types of short-term debt securities. A Fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. The Funds' cash equivalent investments are typically made in obligations issued or guaranteed by the U.S. or other governments, their agencies or instrumentalities and high-quality commercial paper issued by banks, corporations or others. Commercial paper consists of short-term debt securities which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

CONVERTIBLE SECURITIES are debt securities, or in some cases preferred stock, that have the additional feature of converting into, exchanging or expecting to be exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the possibility of becoming a common stockholder in the future. A convertible security's value normally reflects changes in the company's underlying common stock value.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security tends to be senior to the issuer's common stock, but subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the issuer issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the market price of the convertible security is less than the conversion price, the issuer may pay out cash instead of common stock.

DEBT SECURITIES A debt security typically has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities also may increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value per share.

The Funds may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments and their agencies and instrumentalities. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which the Funds may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service (Moody's). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. Each Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BB or lower by S&P or Ba or lower by Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C" and by S&P is "D." Debt securities with a D rating are in default as to the payment of principal or interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security, but will not generally result in an automatic sale of the security.

The Funds generally will invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the manager's opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in the manager's investment decision-making process. Historically, the Funds have invested in debt securities issued by domestic or foreign companies (i) that are involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) ("Risk Arbitrage Securities"), and (ii) that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy ("Distressed Companies"), because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, the Funds generally purchase these debt securities at discounts to the original principal amount. Such debt typically ranks senior to the equity securities of Distressed Companies and may offer the potential for capital appreciation and additional investment opportunities.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES. The Funds have historically invested in securities of Distressed Companies when the intrinsic values of such securities have, in the opinion of the manager, warranted such investment. The Funds may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." Corporate debt securities rated Baa are regarded by Moody's as subject to moderate credit risk and are considered medium grade obligations. As such, they may possess certain speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as exhibiting adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Companies issuing lower rated higher yielding debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume.

Corporate debt securities that are rated B are regarded by Moody's as speculative and are subject to high credit risk. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P as having significant speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation and CC and C the two highest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing.

The Funds also will invest in unrated securities. The Funds will rely on the manager's judgment, analysis and experience in evaluating such debt securities. In this evaluation, the manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. The manager also may consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the manager monitors the issuers of corporate debt securities held in the Funds' portfolios. The credit rating assigned to a security is a factor considered by the manager in selecting a security for a Fund, but the intrinsic value in comparison to market price and the manager's analysis of the fundamental values underlying the issuer are generally of greater significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each Fund of its investment objective when investing in such securities is dependent on the credit analysis of the manager. If the Funds purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, also may affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a Fund's portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in a Fund's portfolio and thus could have an effect on the net asset value of the Fund if other types of securities did not show offsetting changes in values. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than previously quoted market prices. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit a Fund's ability to sell securities in response to specific economic events or to meet redemption requests. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in a Fund failing to qualify as a pass-through entity under the Internal Revenue Code of 1986, as amended (Code). Investment in such securities also involves certain other tax considerations.

The manager values the Funds' investments pursuant to guidelines adopted and periodically reviewed by the Funds' board. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the manager to accurately value such securities may be adversely affected. Further, it may be more difficult for a Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in a Fund's portfolio, the responsibility of the manager to value the Fund's securities becomes more difficult and the manager's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that a Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Also, a Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A of the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the board under applicable guidelines.

DEPOSITARY RECEIPTS Each Fund may invest in securities commonly known as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) of non-U.S. issuers. Such depositary receipts are interests in a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs may have certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are often easily transferable and for which market quotations are generally readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

Depositary receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally are either common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy an equity security at a given time for specified price.

SMALLER COMPANIES. The Funds may invest in securities issued by smaller companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES The Funds, particularly European and Discovery Funds, may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Such investments involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions.

Since each Fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in a Fund's portfolio. When deemed advantageous to the Funds, the manager may attempt, from time to time, to reduce such risk, known as "currency risk," by using an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described on page 8. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which a Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring a Fund to pay significant amounts, if not all, of the value of the Fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the Funds', money in the particular country, with no ability to have the money returned to the United States.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each Fund's foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Funds may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

EMERGING MARKETS INVESTMENTS. Investments by the Mutual Discovery Fund in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which the Mutual Discovery Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

HEDGING AND INCOME TRANSACTIONS The Funds may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to a Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the Funds may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the Funds will primarily engage in forward foreign currency exchange contracts. However, the Funds also may engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures. In addition, the Funds may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts (collectively, all of the above are called Hedging Transactions).

Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect a Fund's gains in the value of portfolio securities which have not yet been sold;
(iii) to facilitate the sale of certain securities for investment purposes; and
(iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by the manager. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the investment manager's expertise in utilizing such techniques. The ability of a Fund to utilize Hedging Transactions successfully cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, including the segregation of assets by proper notation on the books of the Fund or the Fund's custodian bank. Hedging Transactions involving futures and options on futures will be purchased, sold or entered into generally for hedging, risk management or portfolio management purposes.

The various techniques described above as Hedging Transactions also may be used by the Funds for non-hedging purposes. For example, these techniques may be used to produce income to a Fund where the Fund's participation in the transaction involves the payment of a premium to the Fund. A Fund also may use a Hedging Transaction if the manager has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of a Fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

Hedging Transactions, whether entered into as a hedge or for income, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction;
(ii) illiquidity; and (iii) to the extent the manager's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation a Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a Fund to hold a security it might otherwise sell.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to a Fund because the Fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions also may reduce a Fund's total return to investors.

When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

CURRENCY TRANSACTIONS. Each Fund may from time to time engage in currency transactions with securities dealers, financial institutions or other parties (each a Counterparty and collectively, Counterparties) in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement between a Fund and, typically, a brokerage firm, bank or other institutional party, to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. In some currency swap agreements, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

A Fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent these swaps are entered into for good faith hedging purposes, the manager and the Funds believe such obligations are not senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis. To limit potential leveraging of the Fund's portfolio, the Fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, a Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent a Fund enters into swap agreements for good faith hedging purposes and the Fund's swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund's segregated assets procedures. The manager and the Funds believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Funds' segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Funds' borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

The risk of loss to a Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to a Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk of the inability or refusal to perform such agreement by the counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the manager. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The Funds will limit their dealings in forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure if the Fund's exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

Each Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency Hedging Transaction, the Fund will comply with the asset segregation requirements described above.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions also can result in a Fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the Fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets by appropriate notation on the books of the Fund or its custodian, as described below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (OTC options). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to Counterparties through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are negotiated by the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Funds will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any NRSRO or which the manager determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options also can provide income.

Each Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Funds must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

FUTURES. The Funds may enter into financial and other futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument or other commodity called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Funds' use of futures and options on futures will be consistent with applicable regulatory requirements and, in particular, the rules of the Commodity Futures Trading Commission and such transactions will be entered into only for hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract, requires a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

A Fund will only enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would not exceed 5% of the Fund's total current asset value; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

COMBINED TRANSACTIONS. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and currency transactions (each individually a Transaction and collectively in combinations of two or more, Combined Transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SEGREGATION OF ASSETS. Many Hedging Transactions, in addition to other requirements, require that the Funds segregate liquid assets by proper notation on their books or on the books of their custodian bank to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated by proper notation on the Fund's books or on the books of the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

A currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Funds also may enter into offsetting transactions so that a combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

ILLIQUID SECURITIES An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which a Fund has valued the security and carries such value on its financial statements. Examples of illiquid securities include most private placements and other restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. The Funds may not purchase an illiquid security if, at the time of purchase, the Fund would have more than 15% of its net assets invested in such securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS From time to time, the Funds may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of Distressed Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Funds generally make investments in the types of debt described above, which typically have ceased paying interest, to achieve capital appreciation, rather than to seek income.

The Funds also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The length of time remaining until maturity on the Indebtedness is one factor the manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Funds purchase loans from national and state chartered banks as well as foreign banks. The Funds normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Funds also may purchase trade claims and other direct obligations or claims (Trade Claims) of Distressed Companies. Indebtedness, Participations and Trade Claims may be illiquid as described on page 14.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Funds, must rely on the financial institution issuing or acting as agent with respect to the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Funds take on the risk as to the creditworthiness of any bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When a Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

INVESTMENT COMPANY SECURITIES Each Fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a Fund's purchase of another investment company's voting securities to three percent (3%) of the other investment company's securities, no more than five percent (5%) of the Fund's assets in any single investment company's securities and no more than ten percent (10%) of the Fund's assets in all investment company securities.

Investors should recognize that a Fund's purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as a Fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan, but no Fund presently anticipates loaning more than 5% of its portfolio securities. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

MORTGAGE-BACKED SECURITIES Each Fund may invest in securities representing ownership interests in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of a Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

Issuers of private mortgage securities are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets a Fund's quality standards. A Fund may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the manager determines that the securities meet the Fund's quality standards.

The mortgage securities in which the Funds invest differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., a Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS) AND MULTI-CLASS PASS-THROUGHS. CMOs may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by Freddie Mac, Fannie Mae or Ginnie Mae, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.

Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor to predict more accurately the pace at which principal is returned.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis.

Some of the CMOs in which the Funds may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the Fund may invest include mortgages backed by Ginnie Maes or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency or instrumentality.

DISTRESSED MORTGAGE OBLIGATIONS. The Funds also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the Fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a Fund steps into the shoes of the lender from a risk point of view.

As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a single or direct lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, a Fund could become part owner of such real estate. As an owner, a Fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a Fund would be able profitably to dispose of properties in foreclosure.

REAL ESTATE INVESTMENT TRUST (REIT) INVESTMENTS The Funds' equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

The Funds' investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including satisfying redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may invest up to 10% of its assets in repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

RULE 144A SECURITIES In addition to other privately placed unregistered securities, the Funds may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the board of directors has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the Funds may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY Certain provisions of the federal securities laws permit investment portfolios, including Financial Services, to invest in companies engaged in securities-related activities ("securities issuers") only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a Fund may purchase.

Each Fund, including Financial Services, also may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities (i.e. a securities issuer), if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, a Fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, a Fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

The Funds also are not permitted to acquire any security issued by the manager or any affiliated company (including Franklin Resources, Inc.). The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the Funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such Fund and any company controlled by such Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

ARBITRAGE SECURITIES AND SECURITIES OF DISTRESSED COMPANIES The Funds also seek to invest in Risk Arbitrage Securities and the securities of Distressed Companies. The Funds may from time to time participate in any such tender or exchange offers in which such companies are involved. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which each Fund may invest in Risk Arbitrage Securities or in Distressed Companies, no Fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the Funds' investments in Distressed Companies may include Indebtedness, Participations and Trade Claims, as further described on page 14.

SHORT SALES Each Fund may make short sales of securities, including "short sales against the box." In a short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When a Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund's obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund's custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to any differential between the replacement price and the price at which it sold the security short, its potential loss is theoretically unlimited. In some circumstances, the Fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower.

The Funds also may engage in "short sales against the box." In a short sale against the box, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In replacing the borrowed securities in the transaction, the Fund may either buy securities in the open market or use those in its portfolio.

Each Fund may engage in short sale transactions (other than short sales against the box) only if, after giving effect to such sales, the market value of all securities sold short does not exceed 5% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the outstanding securities of that class. The Funds may sell securities short against the box without limit.

Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a Fund replaces the borrowed security by buying the security in the securities markets, the Fund may pay more for the security than it has received from the purchaser in the short sale. A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest, or the economies of the countries where the Funds invest.

Temporary defensive investments generally may include short-term debt securities such as obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality commercial paper issued by banks or other U.S. and foreign issuers, as well as money market mutual funds. To the extent allowed by exemptions granted under the 1940 Act, and the Funds' other investment policies and restrictions, the manager also may invest the Funds' assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS Mutual Series' overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the manager will not make available to anyone non-public information with respect to the Funds' portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the manager releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of Mutual Series' portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as each Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) Mutual Series has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or Mutual Series' fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether Mutual Series has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and Mutual Series' chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to Mutual Series and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom Mutual Series has arrangements to provide portfolio holdings in advance of their release to the general public are:

o     Bloomberg, Capital Access, CDA (Thomson Financial), Factset,
      Fidelity Advisors, Lipper, Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;

o Service providers to Mutual Series that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for Mutual Series, including: CUSTODIAN
      Bank: Bank of New York; INDEPENDENT AUDITOR: Ernst & Young, LLP; OUTSIDE FUND LEGAL COUNSEL: Stradley Ronon Stevens & Young, LLP; and INDEPENDENT DIRECTORS COUNSEL: Wolf, Block, Schorr & Solis-Cohen, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co., and Institutional Shareholder Services; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.
o The recipient agrees not to trade on the nonpublic information received.
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does Mutual Series or any Franklin Templeton entity receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Funds' portfolio holdings release policy has been initially reviewed and approved by Mutual Series' board of directors and any material amendments shall also be reviewed and approved by the board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of directors regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of Mutual Series that is served as a result of the exception.

-------------------------------------------------------------------
OFFICERS AND DIRECTORS

Mutual Series has a board of directors. Each director will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of Mutual Series who are responsible for administering the Funds' day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with Mutual Series, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                     OF
                                     PORTFOLIOS
                                     IN FUND
                                     COMPLEX
                           LENGTH    OVERSEEN           OTHER
  NAME, AGE                OF TIME   BY BOARD       DIRECTORSHIPS
 AND ADDRESS  POSITION     SERVED    MEMBER*            HELD
-------------------------------------------------------------------
Edward I.     Director     Since     7                  None
Altman,                    1987
Ph.D. (63)
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY, Vice Director, NYU Salomon Center, Stern School of Business, New York University.
-----------------------------------------------------------------
Ann Torre     Director     Since     7         Independent
Grant (47)                 1994                Director, SLM
51 John F.                                     Corporation
Kennedy                                        (Sallie Mae) and
Parkway                                        Allied Capital
Short Hills,                                   Corporation
NJ 07078-2715                                  (financial
                                               services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
1995).
-----------------------------------------------------------------
Burton J.     Director     Since     12        Director,
Greenwald                  2002                Fiduciary
(75)                                           Emerging Markets
51 John F.                                     Bond Fund PLC,
Kennedy                                        Fiduciary
Parkway                                        International
Short Hills,                                   Ireland Limited
NJ 07078-2715                                  and William D.
                                               Witter, Inc.
                                               (investment
                                               adviser).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates; and management consultants to the financial services industry.
-----------------------------------------------------------------
Bruce A.      Director     Since     7                  None
MacPherson                 1974
(75) 51
John F.
Kennedy
Parkway
Short Hills,
NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
-----------------------------------------------------------------
Fred R.       Director     Since     27                 None
Millsaps (76)              1996
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------
Charles       Director     Since     12                 None
Rubens II                  1998
(75)
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
-----------------------------------------------------------------
Leonard       Director     Since     12                 None
Rubin (79)                 1996
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments);
and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
-----------------------------------------------------------------
Robert E.     Director     Director  12        Director, El Oro
Wade (59)     and          since               and Exploration
51 John F.    Chairman of  1991 and            Co., p.l.c.; and
Kennedy       the Board    Chairman            FORMERLY,
Parkway                    of the              Director, El Oro
Short Hills,               Board               Mining and
NJ 07078                   since               Exploration
                           March               Company, p.l.c
                           2005                and The
                                               Exploration
                                               Company, p.l.c.
                                               (until 2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
                                     NUMBER
                                     OF
                                     PORTFOLIOS
                                     IN FUND
                                     COMPLEX
                           LENGTH    OVERSEEN           OTHER
  NAME, AGE                OF TIME   BY BOARD       DIRECTORSHIPS
 AND ADDRESS  POSITION     SERVED    MEMBER*            HELD
-----------------------------------------------------------------
**William J.  Director     Since      18                None
Lippman (80)               1996
One Parker
Plaza, 9th
Floor
Fort Lee, NJ
07024-2920

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
**Anne M.     Director   Since    7           Director, Fortune
Tatlock (65)             2002                 Brands, Inc.
600 Fifth                                     (consumer
Avenue, 7th                                   products) and
Floor                                         Merck & Co. Inc.
New York, NY                                  (pharmaceuticals).
10020 - 2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
----------------------------------------------------------------
**David J.    Director,    Director  7                  None
Winters (43)  President    since
51 John F.    and Chief    2001,
Kennedy       Executive    President
Parkway       Officer -    since
Short Hills,  Investment   1999,
NJ 07078-2715 Management   and
                           Chief
                           Executive
                           Officer
                           -Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Philippe      Vice         Since     Not                Not Applicable
Brugere-      President    March     Applicable
Trelat                     2005
(55)
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and officer of seven of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
James M.      Chief        Since     Not                Not Applicable
Davis         Compliance   July      Applicable
(52)          Officer      2004
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton
Investments; Director, Global Compliance, Franklin Resources,
Inc.; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since     Not Applicable    Not Applicable
Gambill (57)  President     2002
500 East      and Chief
Broward       Executive
Blvd.         Officer
Suite 2100    -Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not                Not Applicable
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.;
officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust
(until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Since     Not                Not Applicable
Green (57)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin
Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin
Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton
Alternative Strategies, Inc., Franklin Templeton Investor
Services, LLC, Franklin Templeton Services, LLC, Franklin
Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc., and
officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District
of Massachusetts) (until 1979).
-----------------------------------------------------------------
Michael O.    Vice         Since     Not                Not Applicable
Magdol (67)   President -  2002      Applicable
600 Fifth     AML
Avenue        Compliance
Rockefeller
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary
Trust Company International; Director, FTI Banque, Arch
Chemicals, Inc. and Lingnan Foundation; and officer and/or
director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Michael       Treasurer    Since     Not                Not Applicable
Morantz                    July 2004 Applicable
(36)

500 East
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Murray L.     Vice         Since     Not                Not Applicable
Simpson (67)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing
Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000); and Director, Templeton Asset Management Ltd.
(until 1999).
-----------------------------------------------------------------
Galen G.      Chief        Since     Not                Not Applicable
Vetter (53)   Financial    2004      Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, Mutual Series adviser.

Mutual Series pays noninterested board members $52,500 per year plus a maximum of $2,000 per board or committee meeting attended and a retainer of $10,000 per year for the lead noninterested board member. The chairman of the Audit Committee is paid a retainer of $9,000 and each Audit Committee member is paid a retainer of $4,000. In 1993, the board approved a retirement plan that generally provides payments to directors who have served seven years and retire at age 70. At the time of retirement, board members are entitled to annual payments equal to one-half of the retainer in effect at the time of retirement. The plan does not cover board members whose terms of office began in 1996 or later. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by Mutual Series and by other funds in Franklin Templeton Investments.

                                                             NUMBER OF
                                                             BOARDS IN
                                           TOTAL FEES        FRANKLIN
                         TOTAL FEES        RECEIVED FROM     TEMPLETON
                         RECEIVED          FRANKLIN          INVESTMENTS ON
                         FROM MUTUAL       TEMPLETON         WHICH EACH
 NAME                    SERIES/1 ($)      INVESTMENTS/2 ($) SERVES/3
------------------------------------------------------------------------
Edward I. Altman           91,033          100,625             2
Anne Torre Grant           94,023          103,625             2
Burton J. Greenwald        74,069          136,825             4
Bruce A. MacPherson        76,061           83,625             2
Fred R. Millsaps           74,069          222,125            17
Charles Rubens II          77,058          139,825             4
Leonard Rubin              74,069          136,825             4
Robert E. Wade             110,984         139,025             4

1. For the fiscal year ended December 31, 2004.
2. For the calendar year ended December 31, 2004.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

The following tables provide the dollar range of equity securities beneficially owned by the board members of Mutual Series on December 31, 2004.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------
                                                     AGGREGATE DOLLAR
                                                     RANGE OF EQUITY
                                                     SECURITIES IN ALL
                                                     FUNDS OVERSEEN BY
                                                     THE BOARD MEMBER IN
                                                     THE FRANKLIN
                        DOLLAR RANGE OF EQUITY       TEMPLETON FUND
NAME OF BOARD MEMBER    SECURITIES IN THE FUND       COMPLEX
----------------------------------------------------------------------
                                     Beacon
                               $50,001 - $100,000

                                    Discovery
Edward I. Altman                  Over $100,000       Over $100,000

                                    Qualified
                                $10,001 - $50,000

                                  Mutual Shares
                                  Over $100,000
----------------------------------------------------------------------
Ann Torre Grant                European              $1 - $10,000
                                  $1 - $10,000
----------------------------------------------------------------------
                                    Discovery
                                  Over $100,000
Burton J. Greenwald                                   Over $100,000
                                  Mutual Shares
                                  Over $100,000
----------------------------------------------------------------------
                                    Discovery
                                  Over $100,000
Bruce A. MacPherson                                   Over $100,000
                                     Beacon
                                  Over $100,000
----------------------------------------------------------------------
                                  Mutual Shares
                                  Over $100,000
Fred R. Millsaps                                      Over $100,000
                               Financial Services
                                  Over $100,000
----------------------------------------------------------------------
                                     Beacon
                                  Over $100,000
Charles Rubens II                                     Over $100,000
                                    Discovery
                                  Over $100,000

                                    European
                                  Over $100,000

                                    Qualified
                                  Over $100,000

                                  Mutual Shares
                                  Over $100,000

                               Financial Services
                                  Over $100,000
----------------------------------------------------------------------
                                     Beacon
                                $10,001 - $50,000

Leonard Rubin                 Discovery               Over $100,000
                                $10,001 - $50,000

                                    European
                                  Over $100,000

                               Financial Services
                                  Over $100,000
----------------------------------------------------------------------
                                     Beacon
                                  Over $100,000
Robert E. Wade                                        Over $100,000
                                    Discovery
                                  Over $100,000

                                    European
                                  Over $100,000

                                  Mutual Shares
                               $50,001 - $100,000

                               Financial Services
                               $50,001 - $100,000

----------------------------------------------------------------------
INTERESTED BOARD MEMBERS
----------------------------------------------------------------------
                                                     AGGREGATE DOLLAR
                                                     RANGE OF EQUITY
                                                     SECURITIES IN ALL
                                                     FUNDS OVERSEEN BY
                                                     THE BOARD MEMBER IN
                                                     THE FRANKLIN
                        DOLLAR RANGE OF EQUITY       TEMPLETON FUND
NAME OF BOARD MEMBER    SECURITIES IN THE FUND       COMPLEX
----------------------------------------------------------------------
                                     Beacon
                                $10,001 - $50,000

William J. Lippman                   Discovery       Over $100,000
                                $10,001 - $50,000

                                    European
                                $10,001 - $50,000

                                    Qualified
                                $10,001 - $50,000

                                  Mutual Shares
                                $10,001 - $50,000

                               Financial Services
                                $10,001 - $50,000
----------------------------------------------------------------------
Anne M. Tatlock                  None                    None

----------------------------------------------------------------------
                                     Beacon
                                  Over $100,000

David J. Winters                     Discovery       Over $100,000
                                  Over $100,000

                                    European
                                  Over $100,000

                                    Qualified
                                  Over $100,000

                                  Mutual Shares
                                  Over $100,000

                               Financial Services
                                  Over $100,000
----------------------------------------------------------------------

BOARD COMMITTEES The board maintains three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Directors Compensation and Performance Committee. The Audit Committee is generally responsible for recommending the selection of Mutual Series' independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and reviewing matters relating to Mutual Series financial reports and internal accounting. The Audit Committee is composed of Edward I. Altman, Ann Torre Grant (Chair) and Robert E. Wade. The Nominating and Corporate Governance Committee is responsible for nominating candidates for noninterested board member positions and for consideration of matters relating to corporate governance. It is composed of Burton J. Greenwald, Bruce A. MacPherson (Chair), Fred R. Millsaps, Leonard Rubin and Robert E. Wade. The Directors Compensation and Performance Committee is generally responsible for recommending compensation and meeting fees for noninterested directors, for evaluating their board performance and for administering the provisions of Mutual Series' retirement plan which was terminated for new directors in November 1996 but remains applicable to directors elected prior thereto, subject to the vesting provisions of the plan. The Directors Compensation and Performance Committee is composed of Edward I. Altman, Ann Torre Grant, Charles Rubens II (Chair) and Robert E. Wade.

In considering a candidate's qualifications, the Nominating and Corporate Governance Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating and Corporate Governance Committee has established as minimum qualifications for board membership as a noninterested director (1) that such candidate be independent from relationships with the Funds' manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at board meetings, believed necessary to his or her function as an effective board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any open-end or closed-end fund investment company other than those within the Franklin Templeton Investments fund complex.

When the board has or expects to have a vacancy, the Nominating and Corporate Governance Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as directors, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating and Corporate Governance Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating and Corporate Governance Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Chairperson of the Nominating and Corporate Governance Committee at the Funds' offices at 51 John F. Kennedy Parkway, Short Hills, NJ 07078-2702 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a director, including as a disinterested director, of Mutual Series. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of Mutual Series having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating and Corporate Governance Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of each class and series of shares of Mutual Series which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of Mutual Series, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a director of Mutual Series if so nominated and elected/appointed.

The Nominating and Corporate Governance Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating and Corporate Governance Committee.

During the fiscal year ended December 31, 2004, the Audit Committee met eight times; the Nominating and Corporate Governance Committee met twice; the Directors Compensation and Evaluation Committee met three times.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------


The board of directors of Mutual Series on behalf of each Fund has delegated the authority to vote proxies related to the portfolio securities held by a Fund to the Fund's manager "Franklin Mutual Advisers, LLC" in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors and employees of the Funds, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Funds and their shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Funds' board of directors; defer to the voting recommendation of the Funds' board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Funds and their shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Funds or their shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Funds and their shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of a Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Funds' manager is Franklin Mutual Advisers, LLC (Franklin Mutual). The manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Funds. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may (and in the case of Financial Services are likely to) limit or restrict the Funds' ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Funds to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a Code of Ethics, as required by federal securities laws. Under the Code of Ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the Code of Ethics. The Code of Ethics is on file with, and available from, the SEC.

APPROVAL OF ADVISORY AGREEMENTS The board, including a majority of the non-interested or independent directors, in 2004, approved renewal of each Fund's advisory agreement, as well as the Funds' administrative services agreement and other service agreements. In addition to full board meetings held on May 12, 2004 and June 16, 2004, which were primarily dedicated to the renewal process, the independent directors held four meetings in advance thereof in order to deliberate on the agreements. Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel.

In reaching its decision on the advisory agreements (including the administrative services agreement), the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for the renewal process, which culminated in the two full board meetings and four independent directors meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included reports on each Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, Rule 12b-1 plans, shareholder servicing and transfer agency functions, and sales and redemptions, along with related financial statements and information about the scope and quality of services provided by the manager and its affiliates, as well as the way in which the manager functions within the Franklin Templeton Investments organization. In addition, the board received periodic reports relating to compliance with each Fund's investment policies and restrictions. The information furnished to the directors also included a special report prepared by an independent third party analyst comparing each Fund's investment performance and expenses with those of other mutual funds deemed comparable to each Fund as selected by the independent third party analyst. In addition, the directors received and reviewed a report on the manager's (and its parent's) profitability. The directors also took into consideration other information concerning comparable mutual funds.

The directors reviewed the nature, extent and quality of the services to be provided by the manager, as further expanded upon below. In this regard, they reviewed each Fund's investment approach and concluded that it continues to significantly differentiate the Funds from typical core investment products in the mutual fund field. They reviewed the portfolio management team, its performance, staffing, compensation scheme and skills. They discussed with management various other products, portfolios and entities that are advised by the manager and the allocation of assets among and within them, as well as their relative fees, potential conflicts and reasons for any differentiation with respect thereto. A substantial amount of time was devoted both during the fiscal year and at these meetings to the manager's best execution trading policies.

The board and independent directors also considered the cost of the services to be provided and the profits to be realized by the manager and its affiliates from the relationship with the Funds. As part of the approval process, they discussed with management the trends in expense ratios for the Funds over the preceding years and the reasons for any increases. The independent directors concluded that the introduction of meaningful breakpoints to the Funds' advisory fee schedules would be helpful in reducing the expense ratios of the Funds, as well as in sharing with Fund shareholders anyeconomies of scale that derive from the increases in the size of the Funds. The independent directors also reviewed, and considered the usefulness of, areport prepared by Lipper, Inc. ("Lipper"), an independent organization, which compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Board concluded that the report continues to be a reliable resource in the performance of their duties.

The directors reviewed the Fund profitability analysis provided by management that addresses profitability from Franklin Templeton Investments' overall U.S. fund business, as well as from services provided to the individual funds, including the Funds. The directors reviewed the materials from PricewaterhouseCoopers LLP concluding that the methodology used by management in preparing the profitability analysis was reasonable. The board reviewed and discussed in detail the basis on which such reports are prepared and reviewed the reasonableness of the cost allocation methodology utilized by the Funds' independent auditors. The board also considered the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The independent directors invited management to discuss the Fund profitability study. This included a comparison of investment management income with investment management expenses of the Funds; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing losses; economies of scale, and the relative contribution of the Funds to the profitability of the manager and its parent. With respect to expense allocations, the independent directors reviewed the manager's method of assignment and allocation of expenses to each Fund, allocations for other accounts managed by the manager, and the method of allocations in the Fund profitability study. The board also discussed the proposed allocation of expenses with respect to the new chief compliance officer position required by recent SEC Rules. In addition, the directors considered a third-party study analyzing the profitability of the manager as compared to other publicly held managers, which permitted the directors to consider profitability outside the context of distribution.

The board and independent directors reviewed the investment performance of the Funds. They discussed the performance of the Funds over recent years and compared the current results to different time frames in the Funds' history. They considered various reasons for the successful performance of the Funds over the past few years relative to benchmarks. As part of their review, they inquired of management regarding benchmarks, the impact of expense levels in analyzing performance, style drift and restrictions on permitted investments. In reviewing the Funds' performance, the Board reviewed and considered the Lipper report prepared for each Fund showing its investment performance in comparison with its selected peer group during various one year periods, as well as on a cumulative basis for various time periods, including one year, two year, three year, four year, five year and, where relevant, ten year periods.

Consideration was also given to a comparative analysis of the management fees and total expense ratios of each Fund compared with its peer group under the Lipper report. In reviewing comparative costs, the board considered the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its peer group.

The independent directors also discussed with management issues related to the benefits of reduced volatility in the context of various benchmarks, beta and risk factors, especially in light of management's claim that the Funds have substantially less risk than a broad investment in the market based on a comparison to the Standard & Poor's Index. After revisiting their perceived need for instituting breakpoints in Fund fee levels, the independent directors discussed various methods of approaching the issue. As a result, the independent directors requested further information from management on economies of scale and savings that could be passed on to shareholders. In addition, the independent directors directed Robert E. Wade, the lead independent director, to negotiate with the manager on instituting breakpoints for the Funds. Mr. Wade updated the independent directors throughout the course of the negotiations and reported to the board of directors at the two full meetings of the board with regard to renewal. The board and independent directors, to the extent feasible, dealt with each of the Funds separately due to the fact that each of them has a separate body of shareholders and separate, distinct characteristics that require independent consideration of breakpoint levels and rates. Mr. Wade discussed with management the differences in fees charged to certain Funds and whether such differences are justified. After a full board meeting at which Mr. Wade reported to the entire board, further negotiations were held as to breakpoint levels for each of the Funds, which took into consideration various items such as differences in portfolio size. As a result, the directors were able to negotiate breakpoint levels that they believed benefited the individual Fund. The directors were at all times sensitive to those Funds which were at or below the expense medians of their peer groups in the report supplied by their special analyst.

As part of the negotiations, the directors also reviewed the administrative services agreement fee and the possibility of adding more breakpoints. Based on the fact that the Funds were aggregated for purposes of the administrative services fee and that the current breakpoint pattern is a vestige of earlier days when each of the Funds was smaller in size, the independent directors concluded that the size of the administrative fee is satisfactory and relatively small in comparison to the breakpoint concessions concerning the advisory fees.

The board adopted the breakpoint schedule set forth below which presents the advisory fees that became effective on July 1, 2004 and concluded that such fee schedules are in the best interest of the Funds. The estimated first full year reduction (based on portfolio asset size at the time the breakpoints were approved) that was expected to result from the new breakpoint structure was over $2 million in the aggregate, with additional savings to be achieved as each Fund's assets increased, particularly if and when new breakpoint levels are exceeded.

MANAGEMENT FEES Prior to July 1, 2004, each Fund paid the manager a fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon, and 0.80% of the average daily net assets of Discovery, European and Financial Services.

Effective July 1, 2004, management fees payable annually by each Fund to the manager for its services, as a percentage of average daily net assets are:

BEACON AND QUALIFIED FUNDS

o 0.60 of the value of net assets up to and including $5 billion
o 0.57 of the value of net assets over $5 billion up to and including $7 billion
o 0.55 of the value of net assets over $7 billion up to and including
  $10 billion
o 0.54 of the value of net assets over $10 billion

DISCOVERY FUND

o 0.80 of the value of net assets up to and including $4 billion
o 0.77 of the value of net assets over $4 billion up to and including $7 billion
o 0.75 of the value of net assets over $7 billion up to and including
  $10 billion
o 0.73 of the value of net assets over $10 billion

EUROPEAN AND FINANCIAL SERVICES FUNDS

o 0.80 of the value of net assets up to and including $1 billion
o 0.77 of the value of net assets over $1 billion up to and including $2 billion
o 0.75 of the value of net assets over $2 billion up to and including $5 billion
o 0.73 of the value of net assets over $5 billion

MUTUAL SHARES FUND

o 0.60 of the value of net assets up to and including $5 billion
o 0.57 of the value of net assets over $5 billion up to and including
  $10 billion
o 0.55 of the value of net assets over $10 billion up to and including
  $15 billion
o 0.53 of the value of net assets over $15 billion up to and including $20 billion
o 0.51 of the value of net assets over $20 billion

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the Funds paid the following management fees:

                             MANAGEMENT FEES PAID ($)
                       --------------------------------------
                          2004         2003         2002
-------------------------------------------------------------
Beacon/1                31,706,865   26,322,085   26,367,855
Financial Services/2     4,909,585    3,847,081    3,381,960
Qualified/3             24,709,801   20,928,791   21,223,981
Mutual Shares/4         63,691,060   48,387,143   45,952,701
Discovery               39,454,603   28,877,575   27,575,859
European                 9,763,736    7,356,524    6,996,414

1. For the fiscal years ended December 31, 2003 and 2002, management fees before any advance waiver, totaled $26,322,085 and $26,717,810, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Beacon Fund paid the management fees shown.
2. For the fiscal years ended December 31, 2003 and 2002, management fees before any advance waiver, totaled $3,857,362 and $3,413,279, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Financial Services Fund paid the management fees shown.
3. For the fiscal years ended December 31, 2003 and 2002, management fees before any advance waiver, totaled $20,962,236 and $21,504,569, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Qualified Fund paid the management fees shown.
4. For the fiscal years ended December 31, 2003 and 2002, management fees before any advance waiver, totaled $48,591,114 and $46,812,184, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Mutual Shares Fund paid the management fees shown.

PORTFOLIO MANAGERS The following table shows the number of other accounts managed by each portfolio manager, broken down by category (i.e., registered investment companies, other pooled investment vehicles and other accounts) and the total assets in the accounts managed within each category as of December 31, 2004:

---------------------------------------------------------------------
Name      Number of  Assets     Number     Assets     Number   Assets
          Other      of Other   of Other   of Other   of       of
          Registered Registered Pooled     Pooled     Other    Other
          Investment Investment Investment Investment Accounts Accounts
          Companies  Companies  Vehicles   Vehicles   Managed  Managed
          Managed/1  Managed    Managed    Managed             ($ x 1
                     ($ x 1               ($ x 1               million)/9
                     million)/1           million)/9
---------------------------------------------------------------------
Phillipe      0         N/A        0        N/A       0       N/A
Brugere-
Trelat/2
---------------------------------------------------------------------
Anne E.       0         N/A        0        N/A       0       N/A
Gudefin,/3
---------------------------------------------------------------------
Todd J.       0         N/A        0        N/A       0       N/A
Jonasz/4
---------------------------------------------------------------------
Charles       0         N/A        0        N/A       0       N/A
M. Lahr/5
---------------------------------------------------------------------
F. David      1       540.46       1       94.93      0       N/A
Segal/6
---------------------------------------------------------------------
Shawn M.      0         N/A        0        N/A       0       N/A
Tumulty/3
---------------------------------------------------------------------
Deborah       1      2,749.62      0        N/A       0       N/A
A.
Turner,/7
---------------------------------------------------------------------
David J.      2      3,366.22      5      584.83      0       N/A
Winters,/8
---------------------------------------------------------------------

1. These figures represent registered investment companies other than the Funds that comprise Franklin Mutual Series Fund, Inc.
2.    Portfolio manager of Mutual European Fund.
3.    Portfolio manager of Mutual Qualified Fund.
4.    Portfolio manager of Mutual Financial Services Fund.
5.    Portfolio manager of Mutual Beacon Fund.
6.    Portfolio manager of Mutual Discovery Fund.
7.    Portfolio manager of Mutual Shares Fund.
8.    Portfolio manager of Mutual Beacon Fund, Mutual Discovery
      Fund, Mutual European Fund and Mutual Shares Fund.
9. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

The portfolio managers that provide investment services to the Funds do not provide services to other funds or accounts that have advisory fees that include performance based compensation.

CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as pursuing a value-oriented strategy of investing primarily in undervalued securities and, to a lesser extent, Risk Arbitrage Securities and Distressed Companies. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

However, securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible Funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a Code of Ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest. The manager and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

BASE SALARY Each portfolio manager is paid a base salary.

ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:


|X| INVESTMENT PERFORMANCE Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each account is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

|X| NON-INVESTMENT PERFORMANCE The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

|X| RESEARCH Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.|X| _____ RESPONSIBILITY The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.
ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

David Winters, as the Chief Investment Officer of the manager, may participate in a separate bonus opportunity that is linked to the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2004 (such amounts may change from time to time):

      ----------------------------------------------------------
            Fund           Portfolio      Dollar Range of Fund
                            Manager       Shares Beneficially
                                          Owned
      ----------------------------------------------------------
        Mutual Beacon       David J.       $100,001-$500,000
                            Winters,
      ----------------------------------------------------------
        Mutual Beacon   Charles M. Lahr    $1.00-$10,000
      ----------------------------------------------------------
       Mutual Discovery     David J.       $100,001-$500,000
                            Winters,
      ----------------------------------------------------------
       Mutual Discovery  F. David Segal,   $10,001-$50,000
      ----------------------------------------------------------
       Mutual European      David J.       $100,001-$500,000
                            Winters,
      ----------------------------------------------------------
       Mutual European      Phillipe             None/1
                            Brugere-Trelat
      ----------------------------------------------------------
       Mutual Financial   Todd J. Jonasz         None/1
          Services
      ----------------------------------------------------------
       Mutual Qualified      Anne E.             None/1
                            Gudefin,
      ----------------------------------------------------------
       Mutual Qualified  Shawn M. Tumulty        None/2
      ----------------------------------------------------------
       Mutual Shares        David J.       $100,001-$500,000
                            Winters,
      ----------------------------------------------------------
       Mutual Shares       Deborah A.            None/1
                           Turner,
      ----------------------------------------------------------

      1. The portfolio manager's personal investments are in an employer sponsored retirement plan, which does not offer the Fund as an investment option.
      2 A personal investment in the Fund is not appropriate for the portfolio manager's present circumstances.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The renewal of the administrative services agreements in 2004 was undertaken as part of the renewal process relating to the advisory agreement.

ADMINISTRATION FEES The Funds pay FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended December 31, the Funds paid FT Services the following administration fees:

                           ADMINISTRATION FEES PAID ($)
                       ---------------------------------------------
                            2004           2003           2002
--------------------------------------------------------------------
Beacon                      4,079,418      3,420,924      3,459,725
Financial Services            474,041        375,837        331,483
Qualified                   3,179,009      2,723,331      2,784,658
Mutual Shares               8,331,402      6,312,670      6,061,808
Discovery                   3,821,604      2,813,647      2,678,121
European                      946,718        716,785        679,479

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 33030 St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Funds. The renewal of the shareholder servicing and transfer agent agreements of the Funds was undertaken contemporaneous with the renewal process relating to the advisory agreement.

Investor Services may also pay servicing fees, that will be reimbursed by the Funds, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Funds in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Funds, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Funds for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is Mutual Series' Independent Registered Public Accounting Firm. The Independent Registered Public Accounting Firm audits the financial statements included in Mutual Series' Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Funds and their other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Funds to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a Fund, any portfolio securities tendered by the Funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended December 31, the Funds paid the following brokerage commissions:

                             BROKERAGE COMMISSIONS ($)
                       -------------------------------------------
                           2004          2003           2002
------------------------------------------------------------------
Beacon1                    3,197,898     4,479,003      6,209,980
Financial Services           808,021       498,804        389,764
Qualified                  3,831,795     3,217,369      4,497,203
Mutual Shares              7,319,535     8,043,799      8,409,265
Discovery2                 5,692,721     3,838,642      4,053,069
European3                  1,323,440     1,155,075        957,005

1. For the fiscal year ended December 31, 2004 and December 31, 2003, there was a decrease in reported brokerage commissions for the Beacon Fund, as compared to the previous two fiscal years. This was primarily due to a modest decrease in trading activity.
2. For the fiscal years ended December 31, 2003 and December 31, 2002, as compared with the fiscal year ended December 31, 2001, there was a decrease in reported brokerage commissions for the Discovery Fund. This was primarily due to a decrease in trading activity.
3. For the fiscal year ended December 31, 2003, there was an increase in reported brokerage commissions for the European Fund, as compared to the previous fiscal year. This was primarily due to a modest increase in trading activity, and also shareholder subscriptions. For the fiscal year ended December 31, 2002, there was a decrease in reported brokerage commissions for the European Fund, as compared to the previous fiscal year ended December 31, 2001. This was primarily due to a decrease in trading activity.

For the fiscal year ended December 31, 2004, the Funds paid the following to brokers who provided research services:

                                       AGGREGATE
                                       PORTFOLIO
                        COMMISSIONS  TRANSACTIONS
                            ($)           ($)
---------------------------------------------------
Beacon                       521,416   286,431,416
Financial Services           135,916     8,394,826
Qualified                    836,621   396,648,504
Mutual Shares              1,594,433   751,040,369
Discovery                  1,961,307   794,389,506
European                     345,748   181,651,504

As of December 31, 2004, the Beacon Fund owned securities issued by Bear Stearns valued in the aggregate at $27,757,000. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Funds place portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on "Distributions and Taxes" for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS A Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next five paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

PASS-THROUGH OF FOREIGN TAX CREDITS. The Discovery Fund and the European Fund may each invest more than 50% of their total assets at the end of a fiscal year in foreign securities. If this condition is met, each Fund may separately elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Each Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

You should be aware that under the provisions of the 2003 Tax Act, your use of foreign dividends, designated by a Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. tax when paid to a non-U.S. investor unless such income is either effectively connected with a U.S. trade or business or the investor fails to certify that they are not a U.S. person. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

The 2004 Tax Act further exempts from U.S. withholding tax ordinary dividends paid by a Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by the Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless:

o the gain is effectively connected with the conduct of a trade or business in the United States, in which case the non-U.S. investor is taxable in the U.S. on a net basis, or

o you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any dividends, distributions and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding."

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in calendar years 2005 through 2007.

In the months immediately following the enactment of this new law, questions were raised concerning the application of these rules to regulated investment companies and their shareholders. In November 2004, the Investment Company Institute, on behalf of all of its members (including Franklin Templeton Investments) requested that the Department of the Treasury resolve technical issues concerning the ability of funds to designate and pay interest-related and short-term capital gain dividends to its non-U.S. investors (subject to exemption from withholding for these investors). As of March 1, 2005, that guidance was still not forthcoming. Until the Department of the Treasury or the Internal Revenue Service issues additional guidance and the Fund has had sufficient time to be able to make the necessary system changes to implement this guidance, these new exemptions for interest-related and short-term capital gain dividends paid by the Fund to non-U.S. investors may be subject to over withholding. In this case, non-U.S. investors' only recourse may be to file a United States nonresident income tax return to recover the excess withholding.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

Due to the lack of guidance concerning the allocation issues mentioned above, the Fund might experience similar difficulties in assisting the estates of nonresident decedents in determining the portion of their Fund shares subject to U.S. estate tax during the period of time in which this guidance is pending.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S.
   resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:
o     dividends paid by DOMESTIC corporations, and
o     dividends paid by qualified FOREIGN corporations, including:
        -   corporations incorporated in a possession of the U.S.,
        - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury
            Department determines is satisfactory (including an exchange of information program), and
        - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allow regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "Non-U.S. investors" for more information on these dividends.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.

o DISCOVERY & EUROPEAN FUNDS. Because the income of each of these Funds is primarily derived from investments in foreign rather than domestic securities, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.
o BEACON, FINANCIAL SERVICES, QUALIFIED AND MUTUAL SHARES FUNDS. Because more of the income of each of these Funds is generally derived from investments in domestic securities, it is anticipated that a larger portion of the dividends paid by these Funds will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. Each Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. A Fund's investment in options, futures, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SYNTHETIC INVESTMENTS. Each Fund is permitted to invest in foreign currency exchange contracts, swaps and combined transactions involving multiple options, futures or currency transactions, or any combination of these investment vehicles. An overall investment of these types may be comprised of various equity and/or debt securities and derivative instruments, the combined effect of which is to achieve a desired income stream and/or amalgam of equity rights. For tax purposes, each security forming part of a synthetic investment is analyzed separately, and the tax consequences of such an investment for a Fund could differ from those of an investment in a traditional security.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. Additionally, each Fund may invest in distressed debt securities that are in default and have suspended their payment of coupon interest. Under current IRS guidelines, each Fund may be required to continue to accrue income on these securities. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make distributions of accrued income that it has not yet received.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

Each Fund is a diversified series of Mutual Series, an open-end management investment company, commonly called a mutual fund. Mutual Series was organized as a Maryland corporation on November 12, 1987, and is registered with the SEC.

Mutual Qualified, Mutual Beacon, Mutual European and Mutual Financial Services Funds currently offer four classes of shares, Class A, Class B, Class C and Class Z. Mutual Shares and Mutual Discovery Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Class Z. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Funds may offer additional classes of shares in the future. The full title of each class is:

Mutual Qualified Fund - Class A
Mutual Qualified Fund - Class B
Mutual Qualified Fund - Class C
Mutual Qualified Fund - Class Z

Mutual Beacon Fund - Class A
Mutual Beacon Fund - Class B
Mutual Beacon Fund - Class C
Mutual Beacon Fund - Class Z

Mutual European Fund - Class A
Mutual European Fund - Class B
Mutual European Fund - Class C
Mutual European Fund - Class Z

Mutual Financial Services Fund - Class A
Mutual Financial Services Fund - Class B
Mutual Financial Services Fund - Class C
Mutual Financial Services Fund - Class Z

Mutual Discovery Fund - Class A Mutual Discovery Fund - Class B Mutual Discovery Fund - Class C Mutual Discovery Fund - Class R Mutual Discovery Fund - Class Z

Mutual Shares Fund - Class A
Mutual Shares Fund - Class B
Mutual Shares Fund - Class C
Mutual Shares Fund - Class R
Mutual Shares Fund - Class Z

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Mutual Series for matters that affect Mutual Series as a whole. Additional series may be offered in the future.

Mutual Series has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Mutual Series does not intend to hold annual shareholder meetings and is not required to do so under applicable state law. Mutual Series or a series of Mutual Series may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of February 1, 2005, the principal shareholders of the Funds, beneficial or of record, were:

                                      SHARE     PERCENTAGE
NAME AND ADDRESS                       CLASS       (%)
------------------------------------------------------------
BEACON
John Hancock Life Insurance Co.       Class A     19.92
250 Bloor St. E. 7E Floor
Toronto Ontario
Canada M4W 1E5

FINANCIAL SERVICES
The Northern Trust Company as         Class A      5.57
Trustee FBO A G Edwards Retirement
and Profit Sharing Plan - DV
P.O. Box 92994
Chicago, IL  60675-2994

QUALIFIED
Transamerica Life Insurance &         Class A      6.58
Annuity Co.
1150 S. Olive St. Ste. T-10-05
Los Angeles, CA  90015

MUTUAL SHARES
AUSA Life Insurance Company Inc.      Class R      5.09
P.O. Box 30368
Los Angeles, CA  90030-0368

Transamerica Life Insurance &         Class R      8.54
Annuity Co.
1150 S. Olive St. Ste. T-10-05
Los Angeles, CA  90015

Franklin Templeton Founding Funds     Class Z     15.67
Allocation Fund
Franklin Templeton Fund Allocator
Series
500 E. Broward Blvd. 13th Fl.
Fort Lauderdale, FL  33394-3091

DISCOVERY
NFSC FEBO                             Class A      5.29
FIIOC as Agent for Qualified
Employee Benefit Plans 401(k)
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015

John Hancock Life Insurance Co.       Class A     10.18
250 Bloor St. E. 7E Floor
Toronto Ontario
Canada M4W 1E5

Saxon and Co.                         Class R      5.36
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

ING Insurance & Annuity Co.           Class R     12.35
Separate Account F
151 Farmington Ave.
Hartford, CT  06156-0001

EUROPEAN
Franklin Templeton Growth Target Fund Class Z      5.32
Franklin Templeton Fund Allocator
Series
960 Park Place, 4th Floor
San Mateo, CA 94403-1907

Franklin Templeton Moderate Target    Class Z      5.42
Fund
Franklin Templeton Fund Allocator
Series
960 Park Place, 4th Floor
San Mateo, CA 94403-1907


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of February 1, 2005, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have agreements with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in a Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in a Fund. As a result of adjustments in such asset allocation decisions, a Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. A Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Funds' manager or transfer agent, such trading may interfere with the efficient management of the Funds' portfolio, may materially increase the Funds' transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

DEALER COMPENSATION Distributors and/or its affiliates may make the following additional payments out of its own assets or profits to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND In the case of redemption requests, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account or bank trust account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account or bank trust account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, each Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Funds for acting as underwriter of the Funds' Class Z shares.

PERFORMANCE
-------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of Fund shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns before taxes for the indicated periods ended December 31, 2004, were:

                     1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------
CLASS Z
 Beacon                 14.52        9.85        13.63
 Financial              15.62        17.41        N/A
Services/1
 Mutual Shares          13.89        9.24        13.48
 Qualified              16.64        10.44       13.65
 Discovery              19.39        10.24       14.88
 European/2             21.58        10.20        N/A

1. Financial Services commenced operations on August 19, 1997. The average annual total return before taxes from inception was 16.61%.
2. European commenced operations on July 3, 1996. The average annual total return before taxes from inception was 15.99%.

The following SEC formula was used to calculate these figures:

                                        n
                                  P(1+T) = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000
           payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2004, were:

                         1 YEAR (%)    5 YEARS (%)   10 YEARS (%)
-------------------------------------------------------------------
CLASS Z
 Beacon                     13.91          7.96         10.93
 Financial Services/1       12.97         15.41          N/A
 Mutual Shares              13.25          7.40         10.71
 Qualified                  15.29          8.53         10.91
 Discovery                  19.12          8.21         12.47
 European/2                 21.18          8.09          N/A

1. Financial Services commenced operations on August 19, 1997. The average annual total return after taxes on distributions from inception was 14.87%.
2. European commenced operations on July 3, 1996. The average annual total return after taxes on distributions from inception was 13.58%.

The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ATV
                                             D

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return (after taxes on distributions)
n     =     number of years
ATV   =     ending value of a hypothetical $1,000 payment made at
   D        the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemptions for the indicated periods ended December 31, 2004, were:

                       1 YEAR (%)    5 YEARS (%)   10 YEARS (%)
-----------------------------------------------------------------
CLASS Z
 Beacon                   10.10         7.50          10.48
 Financial Services/1     12.21         14.33          N/A
 Mutual Shares            9.77          7.01          10.30
 Qualified                12.07         8.09          10.52
 Discovery                13.26         7.73          11.81
 European/2               14.95         7.58           N/A

1. Financial Services commenced operations on August 19, 1997. The average annual total return after taxes on distributions and sale of fund shares from inception was 13.87%.
2. European commenced operations on July 3, 1996. The average annual total return after taxes on distributions and sale of fund shares from inception was 12.74%.

The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ATV
                                             DR

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on
           distributions and redemptions)
n    =     number of years
ATV  =     ending value of a hypothetical $1,000 payment made at the
   DR beginning of each period at the end of each period, after taxes on fund distributions and redemption

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 2004, were:

                     1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
-----------------------------------------------------------
CLASS Z
Beacon                  14.52       59.97        258.88
Financial Services/1    15.62       123.13        N/A
Mutual Shares           13.89       55.53        254.01
Qualified               16.64       64.28        259.57
Discovery               19.39       62.85        300.20
European/2              21.58       62.53         N/A

1. Financial Services commenced operations on August 19, 1997. The cumulative total return from inception was 210.25%.
2. European commenced operations on July 3, 1996. The cumulative total return from inception was 252.75%.

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Dow Jones Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

o  Lipper Inc. - Mutual Fund Performance Analysis and Lipper Inc. - Equity
   Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Thomson Financial - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.

o Historical data supplied by the research departments of Credit Suisse First Boston (CSFB) LLC, JPMorgan Chase & Co.,
   Citigroup Global Markets, Merrill Lynch & Co., and Lehman
   Brothers(R).

o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in the Funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare a Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.

Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $412 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.